UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12

RALPH LAUREN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
 ☐ Fee paid previously with preliminary materials.
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

"The timeless values we were founded on have propelled us on an incredible journey – one that has seen great challenges and amazing opportunities along the way. Through it all, our commitment to stay true to who we are, while evolving with the world around us, has helped to secure our future and our place as one of the world's most beloved and inspiring brands."

Ralph Lauren

You are cordially invited to join our 2025 Annual Meeting of Stockholders to be held on Thursday, July 31, 2025, at 9:00 a.m. Eastern time.
Our Annual Meeting will be conducted exclusively online via live webcast.
Your vote is very important. Whether you plan to participate in the Annual Meeting or not, please be sure to vote. Information concerning the matters to be considered and voted upon at the 2025 Annual Meeting is set out in the attached Notice of 2025 Annual Meeting and Proxy Statement.
DEAR STOCKHOLDERS:
As we completed the third and final year of our Next Great Chapter: Accelerate strategic plan, Ralph Lauren delivered on all key commitments and is in a position of strength – consumers across generations and cultures are connecting deeply with our iconic brand, timeless products and elevated experiences around the world.
Our progress is rooted in our Purpose – to inspire the dream of a better life through authenticity and timeless style – which guides our teams every day to deliver with the kind of consistency and quality that consumers know and trust.
This year, we made meaningful progress on our key drivers to deliver long-term sustainable growth and value creation. Key highlights include:
•
Elevate and energize our brand: We drove desirability and influenced cultural moments with powerful lifestyle activations across platforms like Wimbledon, the Australian Open, the US Open and the Paris 2024 Summer Olympic Games along with our immersive fashion shows in New York City and the Hamptons and the premiere of our “Very Ralph” documentary in China. We also continued to deliver iconic dressing moments with celebrities like Zendaya, Selena Gomez, Hiroyuki Sanada, Jonathan Bailey and Ariana Grande.

•
Drive the core and expand for more: We leveraged the breadth and strength of our portfolio of timeless core products that our consumers know and love – like our polo shirts, caps, cable-knit sweaters, oxford shirts and tweed jackets – and continued our strong performance in Men’s while capturing opportunities in the high-potential growth categories of Women’s Apparel, Outerwear and Handbags.

•
Win in the market with our key city ecosystem: We returned to growth in all regions by focusing on delivering an elevated and consistent experience for consumers across all touchpoints in our key cities globally; celebrated our strategic expansion into markets such as San Francisco, Shenzhen, Edinburgh and Abu Dhabi; launched live shopping on Douyin and expanded our digital footprint globally; invited consumers to return to our reinvigorated Chicago flagship; and welcomed consumers into the World of Ralph Lauren with new hospitality openings across Asia, Europe and the Middle East.

Our meaningful progress in such a complex operating environment speaks to the quality, excellence and agility of our teams all over the world.

STRATEGIC GROWTH DRIVERS
Elevate and Energize our Lifestyle Brand
Drive the Core and Expand for More
Win in Key Cities with our Consumer Ecosystem

Ralph Lauren 2025 Proxy Statement	i

Executive Chairman & CEO Letter

STRATEGIC GROWTH ENABLERS
Our People and Our Culture
Best-In-Class Digital Technology and Analytics
Superior Operational Capabilities
A Powerful Balance Sheet
Leadership in Citizenship & Sustainability

Additionally, we continued to make investments in the enablers of our growth, including in areas like technology and artificial intelligence to optimize inventory management and further personalize experiences for our consumers; strengthening the resilience of the partners and resources that support our business; and above all investing in our outstanding teams who deliver Ralph’s vision every day.
In a complex global operating environment, we are in a position of strength. We have proven resilience in our business model and remain focused on the opportunities across our brands, categories, channels and geographies to deliver long-term growth and value creation for the years to come. Thank you for your support and interest in our Company. We look forward to connecting with you at our 2025 Annual Meeting.

Ralph Lauren	Patrice Louvet
Executive Chairman and Chief Creative Officer	President and Chief Executive Officer

New York, New York June 20, 2025

ii	Ralph Lauren 2025 Proxy Statement

Notice of 2025 Annual Meeting
of Stockholders
PURPOSE OF THE MEETING
The 2025 Annual Meeting of Stockholders of Ralph Lauren Corporation, a Delaware corporation, will be held virtually via live webcast on Thursday, July 31, 2025, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/RL2025, or at any postponement or adjournment of the meeting, for the following purposes:

1	To elect 11 directors to serve until the 2026 Annual Meeting of Stockholders;	3	To approve, on an advisory basis, the compensation of our named executive officers and our compensation philosophy, policies, and practices as described herein; and
2	To ratify the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending March 28, 2026;	4	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

The foregoing items of business are described more fully in the accompanying Proxy Statement. Only holders of record of the Company’s Class A and Class B Common Stock at the close of business on June 3, 2025 are entitled to notice of, and to vote at, the 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof.
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
We will be using the Securities and Exchange Commission’s Notice and Access model, which allows us to make the proxy materials available on the Internet, as the primary means of furnishing proxy materials to stockholders. On or about June 20, 2025, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our proxy materials on the Internet and voting by telephone or on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of proxy materials. The Proxy Statement, Annual Report on Form 10-K for the fiscal year ended March 29, 2025, and Notice of Annual Meeting are available at: http://investor.ralphlauren.com. The information on our investor relations or corporate websites is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement.
YOUR VOTE IS IMPORTANT
Please vote promptly by signing, dating, and returning the enclosed proxy card or voting by telephone or on the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials. In the event that a stockholder decides to participate in the online meeting, such stockholder may, if so desired, revoke the proxy by voting those shares when joining the meeting.
By Order of the Board of Directors,

Avery S. Fischer Chief Legal Officer and Secretary	New York, New York June 20, 2025

Ralph Lauren 2025 Proxy Statement	iii

Notice of 2025 Annual Meeting of Stockholders

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains, and oral statements made at our Annual Meeting of Stockholders and elsewhere from time to time by representatives of the Company may contain, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding our current expectations about the Company’s future operating results and financial condition, the implementation and results of our strategic plans and initiatives, store openings and closings, capital expenses, our plans regarding our quarterly cash dividend and Class A common stock repurchase programs, our ability to meet citizenship and sustainability goals, and plans for future executive remuneration. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “aim,” “anticipate,” “outlook,” “estimate,” “ensure,” “commit,” “expect,” “project,” “believe,” “envision,” “goal,” “target,” “can,” “will,” and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. These risks, uncertainties, and other factors include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, including any potential changes resulting from the execution of our long-term growth strategy, and our ability to effectively transfer knowledge and maintain adequate controls and procedures during periods of transition; the impact to our business resulting from the potential imposition of additional tariffs, duties, or taxes, changes to existing trade agreements, and other charges or barriers to trade, including those recently announced by the U.S. and any responding retaliatory actions implemented by impacted countries, and any related impact to global stock markets, foreign currency exchange rates, and existing inflationary pressures, as well as our ability to implement mitigating sourcing strategies; the potential impact to our business resulting from inflationary pressures, including increases in the costs of raw materials, transportation, wages, healthcare, and other benefit-related costs; the impact of economic, political, and other conditions on us, our customers, suppliers, vendors, and lenders, including potential business disruptions related to ongoing military conflicts taking place in various parts of the world, most notably the Russia-Ukraine and Israel-Hamas wars, other recent hostilities in the Middle East, including between Israel and Iran, and militant attacks on cargo vessels in the Red Sea, civil and political unrest, diplomatic tensions between the U.S. and other countries, high interest rates, and bank failures, among other factors described herein; the impact to our business resulting from a recession or changes in consumers' ability, willingness, or preferences to purchase discretionary items and luxury retail products, which tends to decline during recessionary periods, and our ability to accurately forecast consumer demand, the failure of which could result in either a build-up or shortage of inventory; the potential impact to our business resulting from supply chain disruptions, including those caused by capacity constraints, closed factories and/or labor shortages (stemming from pandemic diseases, labor disputes, strikes, or otherwise), man-made or natural disasters, scarcity of raw materials, port congestion, and scrutiny or detention of goods produced in certain territories resulting from laws, regulations, or trade restrictions, such as those imposed by the Uyghur Forced Labor Prevention Act (“UFLPA”) or the Countering America's Adversaries Through Sanctions Act (“CAATSA”), which could result in shipment approval delays leading to inventory shortages and lost sales, as well as potential shipping delays, inventory shortages, and/or higher freight costs resulting from port strikes, the recent Red Sea crisis, and/or disruptions to major waterways such as the Suez and Panama canals; changes in our tax obligations and effective tax rate due to a variety of factors, including potential changes in U.S. or foreign tax laws and regulations, accounting rules, or the mix and level of earnings by jurisdiction in future periods that are not currently known or anticipated; our ability to effectively manage inventory levels and the increasing pressure on our margins in a highly promotional retail environment; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective; our efforts to successfully enhance, upgrade, and/or transition our global information technology systems and digital commerce platforms; our ability and the ability of our third-party service providers to secure our respective facilities and systems from, among other things, cybersecurity breaches, acts of vandalism, computer viruses, ransomware, or similar Internet or email events; our ability to recruit and retain qualified employees to operate our retail stores, distribution centers, and various corporate functions; our ability to successfully implement our long-term growth strategy; our ability to continue to expand and grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result, as well as our ability to accelerate growth in certain product categories; our ability to open new retail stores and concession shops, as well as enhance and expand our digital footprint and capabilities, all in an effort to expand our direct-to-consumer presence; our ability to respond to constantly changing fashion and retail trends and consumer demands in a timely manner, develop products that resonate with our existing customers and attract new customers, and execute marketing and advertising programs that appeal to consumers; our ability to competitively price our products and create an acceptable value proposition for consumers; our ability to continue to maintain our brand image and reputation and protect our trademarks; our ability to achieve our goals regarding citizenship and sustainability practices, including those related to climate change, our human capital, and our supply chain, or if our stakeholders disagree with such goals; the potential impact to our business if any of our distribution centers were to become inoperable or inaccessible; the potential

iv	Ralph Lauren 2025 Proxy Statement

Notice of 2025 Annual Meeting of Stockholders

impact to our business resulting from pandemic diseases such as COVID-19, including periods of reduced operating hours and capacity limits and/or temporary closure of our stores, distribution centers, and corporate facilities, as well as those of our customers, suppliers, and vendors, and potential changes to consumer behavior, spending levels, and/or shopping preferences, such as willingness to congregate in shopping centers or other populated locations; the potential impact on our operations and on our suppliers and customers resulting from man-made or natural disasters, including pandemic diseases, severe weather, geological events, and other catastrophic events, such as terrorist attacks, military conflicts, and other hostilities; our ability to achieve anticipated operating enhancements and cost reductions from our restructuring plans, as well as the impact to our business resulting from restructuring-related charges, which may be dilutive to our earnings in the short term; the impact to our business resulting from potential costs and obligations related to the early or temporary closure of our stores or termination of our long-term, non-cancellable leases; our ability to maintain adequate levels of liquidity to provide for our cash needs, including our debt obligations, tax obligations, capital expenditures, and potential payment of dividends and repurchases of our Class A common stock, as well as the ability of our customers, suppliers, vendors, and lenders to access sources of liquidity to provide for their own cash needs; the potential impact to our business resulting from the financial difficulties of certain of our large wholesale customers, which may result in consolidations, liquidations, restructurings, and other ownership changes in the retail industry, as well as other changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors; our ability to access capital markets and maintain compliance with covenants associated with our existing debt instruments; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation, exportation, and traceability and transparency of products which our operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the potential impact to the trading prices of our securities if our operating results, Class A common stock share repurchase activity, and/or cash dividend payments differ from investors' expectations; our ability to maintain our credit profile and ratings within the financial community; our intention to introduce new products or brands, or enter into or renew alliances; changes in the business of, and our relationships with, major wholesale customers and licensing partners; and our ability to make strategic acquisitions and successfully integrate the acquired businesses into our existing operations; and other risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. These forward-looking statements are based largely on our expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
RALPH LAUREN CORPORATION REFERENCES
In this document, we refer to Ralph Lauren Corporation as the “Company,” “we,” “us” or “our.” Our fiscal year ends on the Saturday closest to March 31. All references to “Fiscal 2027” represent the fiscal year ending April 3, 2027. All references to “Fiscal 2026” represent the fiscal year ending March 28, 2026. All references to “Fiscal 2025” represent the fiscal year ended March 29, 2025. All references to “Fiscal 2024” represent the fiscal year ended March 30, 2024. All references to “Fiscal 2023” represent the fiscal year ended April 1, 2023. All references to “Fiscal 2022” represent the fiscal year ended April 2, 2022. All references to “Fiscal 2021” represent the fiscal year ended March 27, 2021. All references to “Fiscal 2020” represent the fiscal year ended March 28, 2020. All references to “Fiscal 2018” represent the fiscal year ended March 31, 2018.
NON-U.S. GAAP FINANCIAL MEASURES
The Company uses non-U.S. generally accepted accounting principles (“U.S. GAAP”) financial measures, among other things, to evaluate its operating performance and in order to represent the manner in which the Company conducts and views its business. In addition, as discussed in the “Executive Compensation Matters” section of the Proxy Statement, the Talent, Culture & Total Rewards Committee uses non-U.S. GAAP measures to set and certify the achievement of certain performance-based compensation goals. The Company believes that excluding items that are not comparable from period to period helps investors and others compare operating performance between two periods. While the Company considers the non-U.S. GAAP measures useful in analyzing its results, they are not intended to replace, nor act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP and may be different from non-U.S. GAAP measures reported by other companies. See Appendix B to the Proxy Statement for reconciliation between the non-U.S. GAAP financial measures and the most directly comparable U.S. GAAP measures.

Ralph Lauren 2025 Proxy Statement	v

vi	Ralph Lauren 2025 Proxy Statement

Ralph Lauren 2025 Proxy Statement	vii

viii	Ralph Lauren 2025 Proxy Statement

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about these topics, please review our Annual Report on Form 10-K for Fiscal 2025 and this entire Proxy Statement.
We are mailing the Notice of 2025 Annual Meeting of Stockholders and instructions on how to access this Proxy Statement (or, for those who request it, a hard copy of this Proxy Statement and the enclosed form of proxy) to our stockholders on or about June 20, 2025.
ABOUT RALPH LAUREN
Ralph Lauren Corporation (NYSE: RL) is a global leader in the design, marketing, and distribution of luxury lifestyle products in five categories: apparel, footwear & accessories, home, fragrances, and hospitality. For nearly 60 years, Ralph Lauren has sought to inspire the dream of a better life through authenticity and timeless style. Its reputation and distinctive image have been developed across a wide range of products, brands, distribution channels and international markets. The Company’s brand names — which include Ralph Lauren, Ralph Lauren Collection, Ralph Lauren Purple Label, Double RL, Polo Ralph Lauren, Lauren Ralph Lauren, Polo Ralph Lauren Children and Chaps, among others — constitute one of the world’s most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.
SOLICITATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company, for use in connection with the Annual Meeting of the Company’s Stockholders to be held on July 31, 2025 (the “2025 Annual Meeting”). This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card, and the Company’s 2025 Annual Report on Form 10-K, or alternatively a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), will be mailed to stockholders on or about June 20, 2025. The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the 2025 Annual Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

MEETING DATE
July 31, 2025
MEETING TIME
9:00 a.m. Eastern Time
MEETING LOCATION
Held virtually online
via live webcast at
www.virtualshareholder meeting.com/RL2025

Ralph Lauren 2025 Proxy Statement	1

Proxy Summary

VIRTUAL STOCKHOLDER MEETING
The 2025 Annual Meeting will be conducted exclusively online via live webcast, allowing all of our stockholders the option to participate in the live, online meeting from any location convenient to them, providing stockholder access to our Board and management and enhancing participation.
Stockholders at the close of business on June 3, 2025 will be allowed to communicate with us and ask questions in our virtual stockholder meeting forum before and during the meeting. All directors and key executive officers are expected to participate in the meeting, and we are committed to acknowledging each question we receive. For further information on the virtual meeting, please see the “Questions and Answers About the Annual Meeting and Voting” section on page 117.
2025 ANNUAL MEETING OF STOCKHOLDERS

Thursday, July 31, 2025 9:00 a.m. Eastern Time		Held virtually online via live webcast at www.virtualshareholdermeeting.com/RL2025
Record Date:	• Close of business on June 3, 2025, (the “Record Date”).
Participating in the Annual Meeting:
•
We invite you to join the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or “Meeting”) online via live webcast. There will not be a physical meeting in New York City. You will be able to participate in the virtual Meeting online, vote your shares electronically, and submit your questions during the Meeting by visiting: www.virtualshareholdermeeting.com/ RL2025 (the “Annual Meeting Website”). Prior to the meeting, you may vote your shares and submit pre-meeting questions online by visiting www.proxyvote.com and following the instructions on your proxy card.

•
Please note that stockholders will need their unique control number which appears on their Notice of Internet Availability, the proxy card (printed in the box and marked by the arrow), and the instructions that accompanied the proxy materials in order to access these sites. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the stockholder communications mailbox to link through to the Meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

Virtual Meeting Highlights:	• All of our stockholders will be able to hear directly from Mr. Ralph Lauren, our Founder and Executive Chairman, Mr. Patrice Louvet, our President and CEO, and others, regardless of location.
•
To ensure access, all validated stockholders may submit questions in advance, beginning on June 20, 2025, by visiting www.proxyvote.com, and may submit questions during the Meeting by visiting the Annual Meeting Website at www.virtualshareholdermeeting.com/ RL2025. All relevant questions received in accordance with the Meeting’s Rules of Conduct (available on the Annual Meeting Website) during the course of the Meeting or solicited in advance, as well as the Company’s responses, will be posted on http://investor.ralphlauren.com soon after the 2025 Annual Meeting.

	• Stockholders will be able to review the Rules of Conduct and other Meeting materials on the 2025 Annual Meeting Website.	• An audio replay of the 2025 Annual Meeting will be available on http://investor.ralphlauren.com until the 2025 Annual Meeting of Stockholders.

2	Ralph Lauren 2025 Proxy Statement

Proxy Summary

Voting:
•
Only holders of record of the Company’s Class A and Class B Common Stock at the close of business on June 3, 2025 are entitled to notice of, and to vote at, the 2025 Annual Meeting, or at any adjournments or postponements thereof.

•
Please authorize a proxy to vote your shares as soon as possible. If you are a beneficial owner of shares of our common stock, your broker will NOT be able to vote your shares with respect to any of the matters presented at the Meeting other than the ratification of the selection of our independent registered public accounting firm, unless you give your broker specific voting instructions.

	• You do not need to participate in the 2025 Annual Meeting webcast to vote if you submitted your proxy in advance of the 2025 Annual Meeting.	• See the “Questions and Answers About the Annual Meeting and Voting” section on page 117 of this Proxy Statement for more information.

MATTERS TO BE VOTED ON

Item for Business		Board Recommendation	Further Details
1.	Election of 11 Directors	FOR ALL	Page 14
2.	Ratification of appointment of independent registered public accounting firm	FOR	Page 113
3.	Advisory vote on executive compensation	FOR	Page 116

Ralph Lauren 2025 Proxy Statement	3

Proxy Summary

DIRECTOR NOMINEES
The below table shows prior year committee composition that will be rotated and updated effective after the 2025 Annual Meeting.

Name	Occupation	Age	Director Since	Independent	Other Current Public Company Directorships	Committees[1]
						A	T	N	F
Class A Directors
Angela Ahrendts[2]	Formerly Senior Vice President, Retail Apple, Inc.	65	2018		2
Linda Findley	President and Chief Executive Officer Sleep Number Corporation	52	2018		2
Darren Walker	President Ford Foundation	65	2020		1
Class B Directors
Ralph Lauren	Executive Chairman and Chief Creative Officer	85	1997		0
Patrice Louvet	President and Chief Executive Officer	60	2017		1
David Lauren	Chief Branding and Innovation Officer and Vice Chairman of the Board	53	2013		0
Frank A. Bennack, Jr.	Executive Vice Chairman and Chairman of the Executive Committee The Hearst Corporation	92	1998		0
Debra Cupp	President, North America Microsoft, Inc.	54	2022		0
Michael A. George	Formerly President and Chief Executive Officer Qurate Retail, Inc.	63	2018		1
Valerie Jarrett	Chief Executive Officer The Barack Obama Foundation	68	2020		1
Wei Zhang	Former President Alibaba Pictures Group	55	2022		1

1.
“A” refers to the Audit Committee of the Board (the “Audit Committee”), “T” refers to the Talent, Culture & Total Rewards Committee of the Board (the “Talent Committee”), “N” refers to the Nominating, Governance, Citizenship & Sustainability Committee of the Board (the “Nominating Committee”), and “F” refers to the Finance Committee of the Board (the “Finance Committee”).

2.
With Mr. Joly not standing for re-election at the 2025 Annual Meeting, Ms. Ahrendts will be nominated for the first time as a Class A Director and Lead Independent Director. Upon her appointment as Lead Independent Director following the 2025 Annual Meeting, Ms. Ahrendts will be invited to attend all Committee meetings.

  Chair      Member

4	Ralph Lauren 2025 Proxy Statement

Proxy Summary

DIRECTOR NOMINEES HIGHLIGHTS
As presented in the chart below, we believe our Board nominees offer a broad range of key skills and experiences to provide effective oversight of the Company and create long-term sustainable growth for our Company through successful execution of the Company’s strategic plan. Below is a high-level summary which highlights certain of the Board nominees’ skills, qualifications and experiences and is not intended to be an exhaustive list of each director nominee’s contributions to the Board. A diversity matrix is also provided.
BALANCED MIX OF SKILLS, QUALIFICATIONS AND EXPERIENCE

Name	Angela Ahrendts	Frank A. Bennack, Jr.	Debra Cupp	Linda Findley	Michael A. George	Valerie Jarrett	David Lauren	Ralph Lauren	Patrice Louvet	Darren Walker	Wei Zhang
Attributes/Experiences
CEO[1]
International Experience
Additional Public Company Executive
Retail/Consumer Products
E-commerce/Digital/ Technology
Data protection/Cyber/IT
Finance/Capital Allocation
Consumer Insights/ Marketing/Sales
Policy/Regulatory/Governance
Diversity
Race/Ethnicity
Gender
Nationality
Sexual Orientation

1	Current or former CEO or President experience, public, private and non-profit

Ralph Lauren 2025 Proxy Statement	5

Proxy Summary

2025 BUSINESS HIGHLIGHTS

FISCAL 2025 PERFORMANCE HIGHLIGHTS
At Ralph Lauren Corporation, we are consistently working to bring to life our Purpose of “Inspiring the dream of a better life, through authenticity and timeless style” and creating long-term sustainable value for all our stakeholders (including our employees, consumers, stockholders, partners/suppliers and communities we live and operate in). We delivered against our multi-year, Next Great Chapter: Accelerate plan (“Strategic Plan”) in its third and final year, which focuses on three key pillars: Elevate and Energize our Lifestyle Brand, Drive the Core and Expand for More, and Win in Key Cities with our Consumer Ecosystem. We did this while continuing to manage through a highly dynamic global operating environment by harnessing the power of our iconic brand as we elevated our positioning, expanded across geographies and demographics and cut through culture across fashion, celebrity, sports, gaming and music moments. At the same time, our teams continue to operate with discipline, agility and strength through multiple headwinds in the broader environment, including tariffs, inflationary pressures, and other consumer spending-related headwinds, global supply chain disruptions, and foreign currency volatility, among other factors.
These efforts led to strong financial performance in Fiscal 2025, exceeding our expectations. We reported growth across our key financial results, including Total Company Revenue and Adjusted Operating Income growth compared to the prior year. This was a result of our team’s exceptional execution and our sustainable and resilient strategy, with multiple drivers for long-term growth and value creation.
Results of our Strategic Plan included:
•	Elevate and Energize Our Lifestyle Brand
−
Delivered sustainable growth in new customer acquisition and loyalty with 5.9 million new consumers in our direct-to-consumer channels and accelerated net promoter scores led by younger, higher value and less price-sensitive cohorts

−
Created and invested in powerful key brand moments to drive authentic connections with consumers around the world, notably: our 2024 Paris Olympics campaign as official outfitter of Team USA; our dynamic annual sponsorships of the US Open, Wimbledon and Australian Open Tennis Championships; the launch of our Very Ralph documentary in Shanghai; and our Spring 2025 World of Ralph Lauren fashion show, inspired by the natural beauty and quiet sophistication of coastal living in the Hamptons

6	Ralph Lauren 2025 Proxy Statement

Proxy Summary

FISCAL 2025 PERFORMANCE HIGHLIGHTS - CONTINUED
•	Drive the Core and Expand for More
−
Increased average unit retail by 9% across our direct-to-consumer network in Fiscal 2025, on top of an 11% increase last year, reflecting the durability of our multi-pronged elevation approach, our growing brand desirability and strong full-price selling trends

−
Drove continued momentum in our Core business, which grew low double-digits to last year, along with our high-potential categories (Women's Apparel, Outerwear and Handbags), which increased mid-teens to last year in constant currency. Growth in both Core and our high-potential categories outpaced total Company growth

−
Product highlights included: our Artist in Residence collections; the launch of our newest fragrance Polo 67, inspired by the world of sports with a global campaign featuring New York Yankees captain Aaron Judge; our limited-edition Polo ID collaboration with Mr. Bags in China; and our Ralph Lauren Pink Pony collection, supporting our longstanding commitment to cancer care

•	Win in Key Cities with Our Consumer Ecosystem
−
By region, revenue growth was led by Europe, up 11% on both a reported and constant currency basis to last year. Asia grew 9% on a reported basis and 12% in constant currency to last year, with China delivering high-teens growth in both reported and constant dollars. North America returned to growth, up 3% on a reported basis and 4% in constant currency, with continued momentum in our direct-to-consumer channels while our wholesale business improved sequentially from the prior year

−
Continued to expand and scale our key city ecosystems, including: new stores at Jackson Street in San Francisco, Shenzhen MixC World, Hong Kong Pacific Place, and Beijing China World Mall; our renovated World of Ralph Lauren store on Chicago's Michigan Avenue, including our iconic RL restaurant and our first Ralph's Coffee shop in the Midwest; and our Ralph Lauren Collection women's shop in Harrods London, one of our most elevated spaces to date

In addition, our business is supported by our fortress foundation, which we define through our five key enablers, including: our people and culture, best-in-class digital technology and analytics, superior operational capabilities, a powerful balance sheet, and leadership in citizenship and sustainability.

Ralph Lauren 2025 Proxy Statement	7

Proxy Summary

TOTAL SHAREHOLDER RETURN (“TSR”) PERFORMANCE
Our TSR for recent periods, relative to our Fiscal 2025 PSU Comparator Group detailed on page 77 and the S&P 500, is set forth below. TSR is based on stock price appreciation, plus dividends reinvested, with starting and ending share prices based on average closing stock prices for the 20 trading days ending immediately prior to the beginning and end of the performance period. We had very strong TSR results in all three periods, with 1-year Fiscal 2025, 3-year Fiscal 2023-2025, and 5-year Fiscal 2021-2025 substantially outperforming the PSU Comparator Group and S&P 500 Index.

COMPENSATION OBJECTIVES, PRINCIPLES, AND PRACTICES
The key components of our executive compensation program for our named executive officers (“NEOs”) consist of base salary, annual cash incentive, and long-term equity-based incentive opportunities. Our compensation plans are designed to link pay and performance, reward sustained business growth and results, and drive stockholder value. A majority of each NEO’s compensation is variable in the form of annual cash incentive and long-term equity-based awards. Aligned with our Strategic Plan and based on the feedback received from our stockholders in Fiscal 2024 and following review and discussion with management and our independent consultants, and the Talent Committee, we included key financial measures in both our short- and long-term incentive compensation plans in Fiscal 2025.
Key takeaways impacting executive compensation for Fiscal 2025 are:
•
Overall, our key financial results for Fiscal 2025 were strong with Total Company Revenue and Adjusted Operating Profit Margin each significantly exceeding the target set. Each of these measures were weighted 40% in the short-term incentive plan.

$7,145.1M Total Company Revenue	14.3% Adjusted Operating Profit Margin

−	Total Company Revenue was $7,145.1 million on a constant dollar basis, or 105% of target, $513.7 million greater than Fiscal 2024 results of $6,631.4 million on a reported dollar basis.
−	Adjusted Operating Profit Margin was 14.3% on a constant dollar basis, or 107.4% of target, greater than Fiscal 2024 results of 12.5% on a reported dollar basis.

8	Ralph Lauren 2025 Proxy Statement

Proxy Summary

•
For Fiscal 2025 short-term incentives, we included a strategic growth accelerators revenue metric, which consisted of revenue from our Women’s Apparel, Outerwear, and Handbags & Small Leather Goods products based on the percentage growth over the prior year period (“Strategic Growth Accelerators Revenue”), which was weighted 10%, to spotlight our high-potential growth areas and a Total Company selling, general and administrative expense excluding marketing & advertising expense as a percent of total revenue (“Adjusted SG&A Expense”), which was weighted 10%, with the focus on operational excellence. Strategic Growth Accelerators Revenue results were 15.4% greater than Fiscal 2024 results and above target and the results of the Adjusted SG&A Expense metric were slightly below target.

•
We maintained citizenship and sustainability metrics in the form of a scorecard as our strategic goal modifier to our Fiscal 2025 short-term incentive plan to support our commitment to create positive social and environmental impacts across our Company, our industry and society. We met or exceeded the strategic goal modifier targets and as a result the Talent Committee determined that a 10% upward adjustment would be made to the bonus payout under the short-term incentive plan.

•
In Fiscal 2025, our financial results were significantly above target. These results combined with above target results of the Strategic Growth Accelerators Revenue and the near target results of Adjusted SG&A Expense resulted in maximum payouts of 200% of target for our NEOs in our short-term incentive plan. Our strong results would have calculated to a 204.6% payout as a percent of target but we cap our NEOs at 200%.

•
We significantly outperformed the companies in the PSU Comparator Group with regard to three-year relative Total Shareholder Return (“TSR”) resulting in above target payouts for our Performance Share Units (“PSUs”) based on three-year TSR for Fiscal 2023-2025.

•
The results for PSUs based on cumulative three-year Adjusted Return on Invested Capital (“Adjusted ROIC”) for Fiscal 2023-2025 were significantly above target, resulting in payouts of 200% of target for these PSUs.

GOVERNANCE HIGHLIGHTS
We have in place a comprehensive corporate governance framework which incorporates and, in certain areas, exceeds the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the U.S. Securities and Exchange Commission (“SEC”), the New York Stock Exchange (“NYSE”), and the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). We do not rely on exemptions from certain of the NYSE’s corporate governance requirements available to us as a controlled company. In keeping with good corporate governance practices, we maintain a majority of independent directors, and each of our Board Committees are comprised solely of independent directors as required by the NYSE for non-controlled companies.
•	Lead Independent Director – Robust responsibilities continuously evaluated for alignment with best practices
•
Independence – 73% independent Board, as defined in the listing rules of the NYSE, and which exceeds the NYSE listing rules requirement of majority independent directors; fully independent Board Committees

Ralph Lauren 2025 Proxy Statement	9

Proxy Summary

•	Board Leadership – Separate Chairman and CEO roles
•	Annual Elections – All directors are elected annually
•	Stock Ownership – Director and executive stock ownership/holding requirements
•
Stockholder Engagement – Longstanding commitment to significant stockholder outreach, conducted on an ongoing basis and at least once annually, with the presence of the Lead Independent Director upon stockholder request, which directly informs corporate policies and practices

•
Accountability to Stockholders – Various annual measures in support of stockholder feedback, including: annual election of directors with Class A stockholders solely electing the three Class A directors, annual stockholder advisory vote on executive compensation, and the ability of stockholders to remove directors with or without cause

•
Board Evolution and Succession Planning – Continued commitment to proactive and ongoing Board evolution, including rotation of Committee Chairs at least every five years and ongoing assessment of each Board member’s skills and experience for alignment with strategic priorities and risks and to ensure appropriate mix of skills, expertise, and backgrounds on the Board, which resulted in one long-tenured director not standing for re-election at the upcoming 2025 Annual Meeting, and the size of the Board will be reduced to 11 members

•	Annual Review of Dual-Class Structure – The Board’s independent Nominating Committee annually reviews our dual-class structure to align with stockholder interests and feedback
•
Citizenship & Sustainability – Oversight of citizenship and sustainability matters by the Nominating, Governance, Citizenship & Sustainability Committee (the “Nominating Committee”) with quarterly reviews, and annual Global Citizenship & Sustainability Report covering Fiscal 2025 expected to be released in September 2025

•
Talent & Culture – Oversight of our human capital talent development, Belonging and Equity (“BE”) strategy, and corporate culture initiatives by the Talent, Culture & Total Rewards Committee (the “Talent Committee”) including regular talent reviews and executive succession planning

•
Strategy Engagement – Prioritized independent director access to management with deep focus on strategy and engagement with additional special strategic meetings, including (i) special meetings of the Finance Committee to oversee strategic priorities and growth drivers including our Strategic Plan, the fiscal year plan and long range plan; (ii) a dedicated Board effectiveness review held in executive session led by the Lead Independent Director, (iii) a third-party independent consultant Board effectiveness review every three years; and (iv) quarterly review and analysis of enterprise risk management

•
Education – Expanded the Board education program with external workshops and trainings, and created an online Director Education Portal for internal Ralph Lauren classes on the Company and our business

•	Anti-Hedging and Anti-Pledging Policy – Policy prohibiting all directors, officers and employees from pledging, hedging or short selling Company stock
•
Special Strategic Meetings & Ecosystem Emersion Tours – To ensure that the strength of our global business endures over the long-term, the Board and Committees convene additional special strategic meetings throughout the fiscal year to provide management with oversight, input, and guidance regarding various matters, including emerging risks, our fiscal year and long range plans, progress of our corporate strategy including the implementation of new strategic growth drivers as part of our Strategic Plan, and ecosystem emersion tours with on-location review of our regional key city ecosystems to engage directly with our strategy and consumer experience, most recently in North America and Europe

STOCKHOLDER ENGAGEMENT
In Fiscal 2025, we continued our ongoing stockholder outreach efforts as we believe the input of our stockholders is an important driver in establishing our corporate governance, compensation, and citizenship and sustainability practices. In Fiscal 2025, the Company contacted stockholders representing over 70% of our outstanding shares of Class A Common Stock, including 100% of our top 25 stockholders, and held meetings with all stockholders that accepted our invitation representing approximately 30% of our Class A Common Stock outstanding. Our Lead Independent Director participated in the majority of such meetings last year. Additionally, we conduct business focused engagement calls throughout the year on the Company’s Strategic Plan and financial performance with existing and prospective stockholders.

10	Ralph Lauren 2025 Proxy Statement

Proxy Summary

On August 1, 2024, at our 2024 Annual Meeting of Stockholders, Darren Walker, a Class A director, received under 50% of the total Class A votes cast. Based on our stockholder engagement in both Fiscal 2024 and Fiscal 2025, the Company has strong reason to believe that the withheld votes for Mr. Walker, who is a highly valued member of our Board and Nominating Committee, are substantially the result of stockholder views regarding our dual-class capital structure and not due to any specific objection to Mr. Walker or his capabilities as a director. Since Mr. Walker was the only Class A director that was also a member of the Nominating Committee, the Company believes that these stockholder concerns on our dual-class structure were directed at Mr. Walker. In our Fiscal 2025 engagements, we discussed our dual-class structure with our investors in response our 2024 Annual Meeting of Stockholders vote results, including the Company’s long-term track record of success under the current structure which has been in place since the Company’s initial public offering. We also discussed Mr. R. Lauren’s ongoing stewardship and loyalty to the Company and the stability he provides (which factors are discussed in more detail below in the “Corporate Governance – Overview of Corporate Governance” section), and a review of the substantial and prohibitive costs to the Company of unwinding the dual-class structure based on our review and analysis of similar precedent transactions. During these discussions, certain of our investors indicated that they understood the benefits of maintaining our dual-class structure and voiced concern regarding the prohibitive costs of unwinding it. Subsequent to the 2024 voting result, the Board and Nominating Committee evaluated the reason for the voting result, Mr. Walker’s productivity, contributions and value to the Board, and considered his skill set and experience, and confirmed its unanimous support for his continued Board service.
Following those engagements and considering investor feedback, the Board’s independent Nominating Committee reviewed both our dual-class structure in response to our 2024 Annual Meeting of Stockholders results and Mr. Walker’s continued service on our Board. In addition, the Nominating Committee considered the full voting record for the 2024 Annual Meeting of Stockholders, which reflected significant support for Mr. Walker, including that five of our top 10 stockholders voted for Mr. Walker’s re-election, and the remainder expressing that their withhold votes for Mr. Walker were due primarily to our dual-class structure and not due to his personal performance. Following its review, the Nominating Committee recommended that the Company maintain its existing capital structure in consideration of the relevant benefits and costs of unwinding and re-nominated Mr. Walker for election as a director at our 2025 Annual Meeting of Stockholders in light of his capabilities as a board member and valuable contributions to the Board. Our independent Nominating Committees reviews our corporate governance, including our dual-class structure, annually to align with stockholder interests and feedback.
GLOBAL CITIZENSHIP & SUSTAINABILITY
The Company’s Purpose to inspire the dream of a better life through authenticity and timeless style guides everything we do. Since our founding nearly 60 years ago, we have created iconic products that are timeless — that are intended to be worn, loved and passed on through generations. Our Global Citizenship & Sustainability strategy, Timeless by Design, is grounded in this philosophy and how we weave our Purpose throughout our business. We bring this to life through three pillars of our strategy:
•
Create with Intent – Grounded in our enduring philosophy of timelessness, we are reimagining what and how we create and the stories we tell through our products. This includes our work to embed inclusivity and incorporate circular principles into our design processes, intended to enable our products to live on from generation to generation.

•
Protect the Environment – We are continuing to shift toward lower impact resource in our business practices, in line with our commitments to be better stewards of our environment for future generations. In addition to creating products more responsibly, we are transitioning to using more renewable energy, diverting waste, reducing pollution from manufacturing, and enhancing water use efficiency and management in priority geographies.

•
Champion Better Lives – Shaping a business that is timeless and has a positive impact for years to come means building relationships that stand the test of time and focusing on causes and actions that simultaneously benefit our communities, our teams, and our Company. That’s why we’re committed to working to help people thrive today and build a brighter future for tomorrow.

Please see page 44 for more information. Our most recently published Global Citizenship & Sustainability Report covering Fiscal 2024 may be found on our corporate website at https://corporate.ralphlauren.com/citizenship-and-sustainability. Our Global Citizenship & Sustainability Report covering Fiscal 2025 is expected to be released in September 2025. We regularly conduct materiality assessments to help identify and prioritize the citizenship and sustainability issues, risks and opportunities that matter most to our business and stakeholders. Our most recent assessment was conducted in Fiscal 2025. The information contained in or linked to or from our Global Citizenship & Sustainability Report and on our corporate website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement.

Ralph Lauren 2025 Proxy Statement	11

RALPH LAUREN CORPORATION
Proxy Statement for the Annual
Meeting of Stockholders
General Information Regarding the Annual Meeting of Stockholders and
Proxy Materials
This Proxy Statement is furnished to the stockholders of Ralph Lauren Corporation, a Delaware corporation, in connection with the solicitation by its Board of Directors of proxies for its 2025 Annual Meeting to be held exclusively online via live webcast at www.virtualshareholdermeeting.com/RL2025 on Thursday, July 31, 2025, at 9:00 a.m. Eastern Time or at any adjournments or postponements thereof. A proxy delivered pursuant to this solicitation may be revoked by the person executing the proxy at any time before it is voted by giving written notice to our Secretary, by delivering a later dated proxy, or by voting online during the 2025 Annual Meeting. The address of our principal executive offices is 650 Madison Avenue, New York, New York 10022.
This Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended March 29, 2025, and the Notice of Annual Meeting will be made available to our stockholders on our website, http://investor.ralphlauren.com, on or about June 20, 2025, and a full printed set of the proxy materials will be made available on request.

12	Ralph Lauren 2025 Proxy Statement

Proposal 1:
Election of Directors
Our Board is presently divided into two classes, with all directors being elected annually.
Pursuant to our Amended and Restated Certificate of Incorporation, three Class A Directors will be elected by the holders of Class A Common Stock and eight Class B Directors will be elected by the holders of Class B Common Stock, each to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified.
In recent years, the Board has undergone significant evolution, resulting in broadened diversity of backgrounds, skills and experiences, in a lower average tenure, and younger average age. Over that period, a number of directors joined the Board with key experiences and attributes, such as individuals with experience in digital, technology and artificial intelligence, entertainment, international sales and operations, corporate citizenship, sustainability, regulatory governance, government affairs, and finance. At the 2025 Annual Meeting, as part of our long-standing Board evolution and succession planning, one of our long-tenured directors, Hubert Joly, will not be standing for re-election, and the size of our Board will be reduced to 11 members. Our independent directors have appointed Angela Ahrendts to serve as the Company’s new Lead Independent Director following the 2025 Annual Meeting as detailed below, and a Class A Director for the first time. Angela Ahrendts, Linda Findley, and Darren Walker have been nominated for election as Class A Directors. Ralph Lauren, Patrice Louvet, David Lauren, Frank A. Bennack, Jr., Debra Cupp, Michael A. George, Valerie Jarrett, and Wei Zhang have been nominated for election as Class B Directors.
In Fiscal 2017, we appointed our first formal Lead Independent Director to provide strong, independent leadership for the Board and serve as a liaison between our Board and management. The Board most recently updated the Lead Independent Director responsibilities in Fiscal 2023 to expand the role to include, among other things, leading the annual performance evaluation of the Board, leading the annual performance review of the CEO, reviewing with the Board succession planning for the CEO and other key management positions, and playing an increased role in crisis management oversight. This role is consistent with good governance practices for lead independent directors and positively impacts the Board’s operations, oversight and decision-making. In Fiscal 2026, the Board approved the appointment of Angela Ahrendts, the Chair of our Finance Committee, to serve as the new Lead Independent Director, and a Class A Director for the first time, effective following Ms. Ahrendts’s election as a director at the 2025 Annual Meeting of Stockholders. Ms. Ahrendts brings extensive experience and proven leadership to the role as a director for seven years on our Board and current Chair of our Finance Committee. We anticipate Ms. Ahrendts will regularly join each Committee meeting in her role as Lead Independent Director. For more information on the directors, please see “Director Nominees” on page 4, “Board of Directors Effectiveness” on page 35, and “Director Nomination Procedures” on page 41.

VOTING RECOMMENDATION Our Board recommends a vote “FOR” each nominee as a director to hold office until the 2026 Annual Meeting of Stockholders and until his or her successor is elected qualified.

14	Ralph Lauren 2025 Proxy Statement

Proposal 1

We know of no reason why any nominee would be unable or unwilling to serve. If any nominee becomes unable or unwilling to serve for any reason, our Board, based on the recommendation of the Nominating Committee, may either reduce the number of directors or designate a substitute nominee. If a substitute nominee is designated, the persons named in the enclosed proxy will vote all proxies that would otherwise be voted for the named nominee or nominees for the election of such substitute nominee or nominees.

Ralph Lauren 2025 Proxy Statement	15

Proposal 1

CLASS A DIRECTOR NOMINEES FOR ELECTION
Angela Ahrendts
AGE: 65

Ms. Ahrendts has been a director of the Company since August 2018. She most recently served as the Senior Vice President, Retail of Apple Inc. (“Apple”) from May 2014 through April 2019. Prior to Apple, Ms. Ahrendts joined Burberry Group plc in January 2006 where she served as a director and Chief Executive Officer beginning in July 2006. She also previously served as Executive Vice President at Liz Claiborne, Inc., as President of Donna Karan International, Inc., and as a member of the United Kingdom’s Prime Minister’s Business Advisory Council. Ms. Ahrendts currently serves on the board of directors of Airbnb, Inc. and WPP plc (where she is the Senior Independent Director), each a public company, and is Senior Operating Adviser at SKKY Partners. She is also on the non-profit Boards of charity: water, The HOW Institute for Society.; and a member of Paul Polman’s Imagine CEO Circle. In January 2021 she became Chair of the Board, Save the Children International. Angela is also a member of the Global Leadership Council of the Oxford University Saïd Business School and the BritishAmerican Business Advisory Board. Ms. Ahrendts holds a Bachelor of Arts from Ball State University.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Ahrendts brings to our Board substantial business and leadership experience. Her most recent position as Apple’s Senior Vice President, Retail and Online Stores, and her prior positions at multiple major fashion and apparel companies, such as Burberry, a luxury fashion company, Liz Claiborne, and Donna Karan, give her extensive experience with strategy, real estate and development, operations of physical stores, online stores and contact centers, as well as profound insights into the opportunities and challenges facing our industry. Her extensive background in guiding the retail strategy of renowned international brands, as well as her proven leadership track record in driving successful brand and business transformations, enable her to provide our Board with critical perspective and insight on business, operational, and strategic issues facing the Company.

16	Ralph Lauren 2025 Proxy Statement

Proposal 1

Linda Findley
AGE: 52

Ms. Findley has been a director of the Company since August 2018. Ms. Findley has served as the President & Chief Executive Officer of Sleep Number Corporation since April 2025. She previously served as President, Chief Executive Officer of Blue Apron Holdings, Inc. (“Blue Apron”) from April 2019 until May 2024. Prior to that, she served as COO of Etsy, Inc. (“Etsy”), where she oversaw product, design, marketing, and customer engagement and acquisition. Prior to Etsy, Ms. Findley was COO of Evernote, where she oversaw worldwide operations and led cross-functional teams in offices across 10 countries. Previously, she was based out of Hong Kong and led global marketing, business development, and customer service for Alibaba. com. She has also held leadership positions in communications firms including Fleishman-Hillard, Text 100, and Schwartz Communications. Ms. Findley holds a Master’s degree in Journalism from UNC-Chapel Hill and an undergraduate degree in Corporate Communications from Elon University.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Findley brings to our Board more than 25 years of experience in operations, international marketing, business development, public relations, and customer service. As President and CEO of Sleep Number Corporation, she is responsible for the operations management, organizational transformation, marketing strategy and global expansion of the business. As prior President and CEO of Blue Apron, she was responsible for the corporate strategy and operations of the business. As COO of Etsy, she oversaw all revenue generating and go to market activities including product management, marketing, design, international expansion, and branding/communications. As COO of Evernote, she oversaw worldwide operations that drove revenue and global growth and led cross-functional teams in offices across 10 countries. With a strong emphasis on global growth, Ms. Findley’s work at Etsy included growth across North America, Asia, Europe, Africa, Latin America, and Russia. She drives strategies and programs that balance global efficiency with local teams. These programs drove both user-growth and monetization strategies, as well as scalable customer experience management to maintain brand and positive user engagement.

Darren Walker
AGE: 65

Mr. Walker has been a director of the Company since July 2020. Mr. Walker has served since 2013 as president of the Ford Foundation (“Ford”), one of the world’s largest foundations with an endowment of $16 billion. He is also the co-founder and chair of the US Impact Investing Alliance, and serves as a member of the board of directors of PepsiCo, Inc., a public company, Bloomberg, L.P., and National Gallery of Art, Lincoln Center for the Performing Arts, Friends of the High Line, and Friends of Art & Preservation in Embassies. Before joining Ford, Mr. Walker was vice president at the Rockefeller Foundation, overseeing global and domestic programs, and COO of the Abyssinian Development Corporation—Harlem’s largest community development organization. Earlier, he had a decade-long career in finance at UBS and with the law firm Cleary Gottlieb Steen & Hamilton. Mr. Walker holds a Bachelor of Arts, a Bachelor of Science, and a Juris Doctor from the University of Texas at Austin.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Walker brings to our Board insight into the role of business in society gained through his role as President of Ford and leadership in many nonprofit and philanthropic organizations. Through his experience with an international network of diverse social and community initiatives, he provides the Board with a unique perspective on human capital management and talent development and insights on sustainability and public policy matters that are particularly valuable as the Company continues to focus on its sustainability and people and culture goals.

Ralph Lauren 2025 Proxy Statement	17

Proposal 1

CLASS B DIRECTOR NOMINEES FOR ELECTION
Ralph Lauren
AGE: 85

Mr. R. Lauren founded our business in 1967 and, for over five decades, has cultivated the iconography of America into a global lifestyle brand. He is currently our Executive Chairman and Chief Creative Officer and has been a director of the Company since prior to our initial public offering in 1997. He had previously been our Chairman and Chief Executive Officer since prior to our initial public offering in 1997 until November 2015. In addition, he was previously a member of our Advisory Board or the Board of Directors of our predecessors since their organization.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. R. Lauren is an internationally recognized fashion designer. His unique role as our Founder and Chief Creative Officer, as well as his experience as our previous Chief Executive Officer, provides our Board with valuable leadership, including in the areas of design, brand management, and marketing. Mr. R. Lauren’s contributions to us since the founding of our business have been instrumental in defining our image and direction. As one of the world’s most innovative design leaders and a fashion icon, his career has spanned over five decades that have resulted in numerous unique tributes for his role within the fashion industry. He is uniquely qualified to bring strategic insight, experience, and in-depth knowledge of our business and the fashion industry to the Board.

Patrice Louvet
AGE: 60

Mr. Louvet has served as our President and Chief Executive Officer, and a director of the Company since July 2017. Prior to joining the Company, he served as the Group President, Global Beauty, of Procter & Gamble Co. (“P&G”) since February 2015. Prior to that role, Mr. Louvet held successively senior leadership positions at P&G, including the roles of Group President, Global Grooming (Gillette), and President of P&G’s Global Prestige Business. Before he joined P&G, he served as a Naval Officer, Admiral Aide de Camp in the French Navy from 1987 to 1989. Mr. Louvet graduated from École Supérieure de Commerce de Paris and received his M.B.A. from the University of Illinois. Mr. Louvet also serves on the board of trustees of the Hospital of Special Surgery and has served on the board of directors of Danone, a public company, since April 2022. He is also on the CEO Advisory Council of the Fashion Pact, a coalition committed to advancing environmental sustainability in the fashion and textile industries.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Louvet brings significant leadership and business experience to the Board. His over 25 years in the consumer products industry, with oversight of multiple major global business units, have provided him with a deep understanding of building and growing brands. His position as the Company’s President and Chief Executive Officer provides our Board with valuable perspective into the issues and opportunities facing the Company. Mr. Louvet’s extensive background in managing internationally renowned prestige brands, along with his substantial experience in driving business transformation and innovation, provides our Board with critical strategic insights into our global business.

18	Ralph Lauren 2025 Proxy Statement

Proposal 1

David Lauren
AGE: 53

Mr. D. Lauren has served as our Chief Branding and Innovation Officer, Strategic Advisor to the CEO, and Vice Chairman of the Board since April 2022. He served as our Chief Innovation Officer, Strategic Advisor to the CEO, and Vice Chairman of the Board from October 2016 to March 2022. Prior to that, he served in numerous leadership roles at the Company with responsibility for advertising, marketing, communications and philanthropy. He has been a director of the Company since August 2013. Mr. D. Lauren oversees the Company’s global branding and innovation strategy, processes, and capabilities to drive its brand strength and financial performance across all channels. He has been instrumental in growing the Company’s global digital commerce business and pioneering our technology initiatives. Mr. D. Lauren is also the President of The Ralph Lauren Corporate Foundation and serves on the Board of Trustees of New York-Presbyterian Hospital. Before joining the Company in 2000, he was Editor-In-Chief and President of Swing, a general interest publication for Generation X. Mr. D. Lauren is the son of Mr. R. Lauren.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. D. Lauren brings strong leadership and business experience to our Board. He has been instrumental in the development of the Company’s digital commerce business and the use of innovative marketing to build the Company’s global fashion image as it has expanded internationally. Mr. D. Lauren has been recognized as a leader on the use of new technologies in retail marketing and on using digital platforms to market luxury brands. His in-depth knowledge of these areas and his current position as our Chief Branding and Innovation Officer and Vice Chairman of the Board provides our Board with valuable insight and perspective into our brand development, global digital, digital commerce, and technology initiatives.

Frank A. Bennack, Jr.
AGE: 92

Mr. Bennack has been a director of the Company since January 1998 and served as Lead Independent Director of our Board from Fiscal 2017 until the 2021 Annual Meeting. He is Executive Vice Chairman of The Hearst Corporation (“Hearst”) and served as Hearst’s Chief Executive Officer from 1979 to 2002 and then again from June 2008 to June 2013. Mr. Bennack has been the Chairman of the executive committee and Executive Vice Chairman of the board of directors of Hearst since 2002. He serves on the board and is Chairman Emeritus of Lincoln Center for the Performing Arts, Chairman Emeritus of the New York-Presbyterian Hospital, Chairman of The Paley Center for Media, and a Managing Director of the Metropolitan Opera. He has previously served on the boards of Discount Corporation, Hearst-Argyle Television, Inc., Wyeth Corporation, and JPMorgan Chase & Co. Mr. Bennack attended the University of Maryland and St. Mary’s University. He was awarded an Honorary Doctor of Humane Letters degree from The University of the Incarnate Word. The Board has determined that Mr. Bennack is an audit committee financial expert.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. Bennack brings to our Board a distinguished career and extensive business experience as Executive Vice Chairman of Hearst, one of the nation’s largest private companies engaged in a broad range of publishing, broadcasting, cable networking, financial and medical data services, and diversified communications activities. His current position as Hearst’s Executive Vice Chairman and previous position as Chief Executive Officer gives him critical insights into the operational issues facing a large corporation and provides our Board with valuable experience in the areas of finance, financial reporting, and strategic planning. As a result of his current and past service as a member of the boards of other various public companies and non-profit organizations, he provides our Board with perspective with respect to governance and other important matters that come before our Board. Mr. Bennack has been a member of our Board since 1998, and therefore, his extensive knowledge of our business is a valuable aspect of his service on our Board.

Ralph Lauren 2025 Proxy Statement	19

Proposal 1

Debra Cupp
AGE: 54

Ms. Cupp has been a director of our Company since August 2022. Ms. Cupp is currently the President of Microsoft Americas, a division of Microsoft Corporation, a global technology company. Ms. Cupp leads a significant business responsible for the sales strategy, execution, and revenue growth for the Microsoft US, Canada and LATAM business which spans enterprise, public sector, small and medium businesses, services, and partner communities. Previously, Ms. Cupp was Corporate Vice President of Worldwide Enterprise and Commercial Industries where she was responsible for the development and execution of Microsoft’s strategy and go-to-market approach. Prior to joining Microsoft in late 2017, Ms. Cupp spent 6 years at SAP, serving most recently as the Senior Vice President and Managing Director of Success Factors for North America. In this position, she was responsible for leading the HR business by driving sales and go-to-market strategies, as well as overseeing operations for the field sales organization. Ms. Cupp also serves on the Board of Directors for Avanade, a private company and the leading provider of innovative digital and cloud services, business solutions, and design-led experiences on the Microsoft ecosystem. Ms. Cupp holds a Bachelors of Science in Business Administration from the University of Richmond and a Master of Business Administration from Saint Joseph's University.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Cupp brings extensive cross-industry and leadership experience to our Board. Her experience working with large enterprise organizations and their digital transformation journeys enables her to provide unique and valuable insights to our Board about industry and customer trends, and the latest in digital innovation. Ms. Cupp is a collaborative and authentic leader with a proven track record of creating inclusive environments for her employees where progress and growth can be realized. As a veteran in the technology industry, Ms. Cupp has dedicated her career to helping customers of all sizes across public and private sectors use technology as an enabler to achieve their business goals. Her extensive experience, knowledge of these areas, and current position as President of Microsoft North America provides our Board with valuable insight and perspective into strategy and our global technology and digital initiatives.

20	Ralph Lauren 2025 Proxy Statement

Proposal 1

Michael A. George
AGE: 63

Mr. George has been a director of the Company since May 2018. Mr. George previously served as the President of QVC, Inc. (“QVC”) from November 2005 through March 2018 and as its Chief Executive Officer since April 2006 through March 2018. In 2018, he was named CEO of QVC’s parent, Liberty Interactive, which was subsequently renamed Qurate Retail, Inc., a position he held through September 2021. Mr. George previously held various positions with Dell, Inc. (“Dell”) from March 2001 to November 2005, most notably as the Chief Marketing Officer and Vice President and General Manager of Dell’s U.S. consumer business. Prior to that, Mr. George was a senior partner at McKinsey & Company and led the firm’s North American Retail Industry Group. Mr. George previously served on the board of directors of Brinker International and Qurate Retail, Inc. and chaired the board of directors of the National Retail Federation, currently serves on the board of directors of Autozone, a public company, and serves on the boards of several not-for-profit organizations. The Board has determined that Mr. George is an audit committee financial expert. Mr. George holds a Bachelors of Arts from Northwestern University and a Master of Business Administration from Kellogg School of Management, Northwestern University.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Mr. George brings to our Board extensive management and business experience through his previous roles of President and Chief Executive Officer of QVC and Chief Executive Officer of Qurate Retail Group. His distinguished career, including his prior experience at Dell and McKinsey, provides him with critical perspective on operational and strategic issues facing the retail industry. As a result of his service as a member of the boards of other public companies and not-for-profit organizations, he also provides our Board with valuable insights regarding governance and other significant matters that come before our Board.

Valerie Jarrett
AGE: 68

Ms. Jarrett was appointed as a director of the Company in October 2020. She is a Senior Distinguished Fellow at the University of Chicago Law School, and the Chief Executive Officer of the Obama Foundation. She serves as Board Chair of Civic Nation and Co-Chair of The United State of Women. She also serves on the boards of Walgreens Boots Alliance, a public company, Ariel Investments, the Economic Club of Chicago, and Sesame Street Workshop. The Board has determined that Ms. Jarrett is an audit committee financial expert. Ms. Jarrett holds a Bachelor of Arts from Stanford University and a Juris Doctor from University of Michigan.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Jarrett brings to our Board insight into our business from her extensive experience in both the public and private sectors. Ms. Jarrett was the longest serving Senior Advisor to President Barack Obama. She oversaw the Offices of Public Engagement and Intergovernmental Affairs and Chaired the White House Council on Women and Girls. She served as the Chief Executive Officer of The Habitat Company in Chicago, Chairman of the Chicago Transit Board, Commissioner of Planning and Development, and Deputy Chief of Staff for Chicago Mayor Richard M. Daley. She also served as the director of numerous corporate and not-for-profit boards including Chairman and Chief Executive Officer of the Chicago Stock Exchange, Chairman of the University of Chicago Medical Center Board of Trustees, and Director of the Federal Reserve Bank of Chicago. Ms. Jarrett practiced law for ten years in both the private and public sectors, and has also received numerous awards and honorary degrees, including TIME’s “100 Most Influential People.”

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Proposal 1

Wei Zhang
AGE: 55

Ms. Zhang has been a director of the Company since November 2022. Most recently, Ms. Zhang was President of Alibaba Pictures Group, leading global operations from its formation in 2014 until 2021. She joined Alibaba Group in 2008 as Senior Vice President of Corporate Development and spent the next six years in strategic investment and M&A, corporate strategy, and corporate social responsibility roles. Prior to Alibaba, Ms. Zhang was Chief Operating Officer of Star China from 2005 to 2008, overseeing day to day operations of News Corp’s China subsidiary. She was Managing Director of CNBC China from 2002 to 2005 and held positions at Bain & Company and General Electric. Ms. Zhang currently serves on the board of directors of Starbucks Coffee Company, a public company. Ms. Zhang previously served on the boards of Amblin Partners, Alibaba Pictures Group, Meituan Company, Los Angeles Sports and Entertainment Commission and the Jack Ma Foundation. Ms. Zhang holds a Bachelors of Arts from Seton Hill College and a Master of Business Administration from Harvard Business School.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

Ms. Zhang is a highly accomplished senior executive with extensive global experience, particularly in China, e-commerce and digitization, and media and entertainment, making her a valuable asset to our board. With an extensive career spanning renowned companies such as Alibaba Group, News Corporation, NBCUniversal, Bain & Company, and General Electric, Ms. Zhang has acquired a deep understanding of international markets and a profound knowledge of industry dynamics. Her hands-on experience in these organizations has honed her expertise in e-commerce and digitization, enabling her to navigate the complexities of the digital marketplace with confidence. Through spearheading successful digital transformation initiatives, she has leveraged innovative strategies and cutting-edge technologies to optimize online platforms, enhance customer experiences, and drive substantial growth. Additionally, her background in media and entertainment has provided her with a unique perspective on effectively positioning brands within the industry. By leveraging media platforms, content creation, and strategic partnerships, Ms. Zhang has consistently driven consumer engagement and increased brand visibility. Leveraging her diverse global experience, profound expertise in e-commerce and digitization, and exceptional media and entertainment acumen, Ms. Zhang brings an invaluable skill set to the board, offering strategic insights, global market knowledge, and innovative approaches to drive sustainable growth and maximize success.

DIRECTOR NOT STANDING FOR RE-ELECTION
For close to sixteen years, we have benefited from the tremendous contributions of Board member Hubert Joly. During that time, he has provided strong leadership to the Board, including most recently his service as our Lead Independent Director for four years. Mr. Joly played a key role in the Board’s evolution, resulting in its broadened diversity of backgrounds, skills and experiences. As part of our Board succession and evolution planning, Mr. Joly will not be standing for reelection at our 2025 Annual Meeting. During his tenure, Mr. Joly was instrumental to many of our successes as a company, and we are extremely grateful for his commitment and dedicated service to the Company and our stockholders.

22	Ralph Lauren 2025 Proxy Statement

Corporate Governance
Our Board and management are committed to robust corporate governance.
OVERVIEW OF CORPORATE GOVERNANCE
We have in place a comprehensive corporate governance framework which incorporates and, in certain areas, exceeds the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the SEC, the NYSE, and the Dodd-Frank Act. We do not rely on exemptions from the NYSE’s corporate governance requirements available to us as a controlled company. In keeping with good corporate governance practices, we maintain a majority of independent directors, and each of our Board Committees are comprised solely of independent directors as required by the NYSE for non-controlled companies.
To ensure that our Board reflects an appropriate mix of attributes, qualifications, experience, and skills and continues to provide effective oversight of the Company’s strategy and performance, the Nominating Committee focuses on director succession and tenure and seeks to combine continuity of experience with fresh perspectives, expertise, and skills that match our evolving business needs provided by new directors.
In order to prevent overboarding, the Board’s Corporate Governance Policies provide that a director who is also a named executive officer of the Company may not serve on more than one other public company board, a director of the Company (other than the Company’s named executive officers) who serves as a named executive officer of another public company is limited to board service at such other public company and the Company, and no other Company director may serve on more than three other public company boards. All our current directors and director nominees are in compliance with these limits.
Over the last few years, the Board has undergone significant evolution, resulting in broadened diversity of backgrounds, skills and experiences, a lower average tenure of approximately 10 years, and a decreased average age of less than 65 years, with the majority of independent directors 65 years of age or less. In the past few years, a number of directors joined the Board with a range of relevant experiences, key skills, backgrounds and attributes to complement the depth of knowledge and experiences of our Board, such as individuals with experience in global strategy, digital and technology, artificial intelligence, media and entertainment, international sales and operations, consumer engagement, corporate citizenship, sustainability, regulatory governance, government affairs, finance and the Chinese market. At the 2025 Annual Meeting, as part of our Board evolution and succession planning, one of our long-tenured directors, Hubert Joly, will not be standing for re-election, and the size of our Board will be reduced to 11 members. Our independent directors have appointed Angela Ahrendts to serve as the Company’s new Lead Independent Director, and a Class A Director for the first time following the 2025 Annual Meeting.
In addition to evolving the Board’s composition, the Nominating Committee reviews Committee membership annually, and the Board regularly updates its committee membership assignments based upon the Nominating Committee’s recommendations.
While there is no formal committee rotation policy for Committee assignments, the Chairs of each Committee are rotated at least once every five years. The current Chairs of our Finance Committee, Audit Committee, and Talent Committee chairs were appointed in August 2023 and the current Chair of our Nominating Committee was appointed in August 2022. Committee assignments and the designation of Committee Chairs are made based on Committee needs, director experience, interest and availability, and evolving legal and regulatory considerations. These practices promote strong Committee leadership and independence as well as director development and succession planning.

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Corporate Governance

In Fiscal 2017, we appointed our first formal Lead Independent Director to provide strong, independent leadership for the Board and serve as a liaison between our Board and management. The Board most recently updated the Lead Independent Director responsibilities in Fiscal 2023 to expand the role to include, among other things, leading the annual performance evaluation of the Board, leading the annual performance review of the CEO, reviewing with the Board succession planning for the CEO and other key management positions, and playing an increased role in crisis management oversight. This role is consistent with good governance practices for lead independent directors and positively impacts the Board’s operations, oversight and decision-making. In Fiscal 2026, the Board approved the appointment of Angela Ahrendts to serve as the new Lead Independent Director replacing Hubert Joly who will be transitioning off our Board as part of planned succession planning, effective following Ms. Ahrendts’s election as a director at the 2025 Annual Meeting of Stockholders. Ms. Ahrendts is being nominated as a Class A Director for the first time and brings extensive experience and proven leadership to the role as a director for seven years on our Board and current Chair of our Finance Committee. We anticipate Ms. Ahrendts will regularly join each Committee meeting in her role as Lead Independent Director.
After the 2025 Annual Meeting, our Board of Directors will be comprised of the following eleven members:
•	our Executive Chairman;
•	our Vice Chairman;
•	our President and Chief Executive Officer;
•	our Lead Independent Director; and
•	seven other directors, all of whom are independent.
We believe that our current Board structure with a robust Lead Independent Director and Board Committees comprised solely of independent directors provides strong leadership and oversight, as well as efficient and clear communication and administration.
ANNUAL REVIEW OF DUAL-CLASS STRUCTURE
We have a dual-class capital structure, which we believe continues to be in the best interests of the Company. In particular, as in past years, in Fiscal 2025, the Board’s independent Nominating Committee reviewed our dual-class structure in response to our 2024 Annual Meeting of Stockholders vote results and investor feedback received during our stockholder engagement process, including with respect to Darren Walker’s election to the Board. Our Nominating Committee also discussed their review of our dual-class structure with Mr. R. Lauren, as Chairman of the Board, and relayed stockholder views on this structure and Mr. R. Lauren’s and the Company's performance. Following its review, the Nominating Committee recommended that the Company maintain its existing capital structure. In providing its recommendation, the Nominating Committee considered multiple factors (as noted below) related to the Company’s dual-class structure, including the Company’s long-term track record of success under such structure, which has been in place since the Company’s initial public offering, as well as Mr. Walker’s recent election results, which we strongly believe are substantially the result of stockholder views regarding our dual-class structure, and not due to any specific objection to Mr. Walker or his capabilities as a director (See “Stockholder Engagement” above). The Nominating Committee also discussed Mr. R. Lauren’s ongoing stewardship and loyalty to the Company and the stability he provides, especially in times of macroeconomic volatility (which factors are discussed in more detail below), and a review of the substantial and prohibitive costs to the Company of unwinding the dual-class structure based on the Nominating Committee’s review and analysis of similar precedent transactions.

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Corporate Governance

Factors Considered by the Nominating Committee in Reviewing the Dual-Class Structure at Ralph Lauren
The Company’s strong performance in Fiscal 2025, and the contribution of the dual-class structure to the Company’s potential long-term success, including review of findings of a recent study indicating that dual- and multi-class companies, on average, outperformed companies with single-class stock structures in the short and long term

The robust representation of our Class A stockholders by (i) our 73% independent Board, (ii) the Lead Independent Director with robust, well-defined, and significant responsibilities and (iii) the ability to vote on Class A directors alone without any influence from Class B stockholders, unlike many other dual-class structures

Benefits of the dual-class structure to the Company, including (i) ensuring that the Company has a solid and loyal investor base throughout economic downturns and crises and (ii) providing stability in the face of short-term market pressures or outside influences

Mr. R. Lauren's record of success, the level of his engagement with the Company and the importance of his contributions and commitment to the Company, including his history and legacy with the Company and his guiding design, development, and aesthetic vision

Mr. R. Lauren and his family maintain a 37% economic interest in the Company, evidencing his alignment with stockholder interests and comparable economic and voting power in the Company
The substantial and prohibitive costs to the Company of unwinding the dual-class structure based on a review and analysis of similar precedent transactions

The Nominating Committee's ability to review the structure on an annual basis and discuss with Mr. R. Lauren, as Chairman of the Board, their review and stockholder views on this structure and Mr. R. Lauren's and the Company's performance

The full voting record for the 2024 Annual Meeting of Stockholders, which reflected significant support for Mr. Walker, including that five of our top 10 stockholders voted for Mr. Walker's re-election, and the remainder expressing that their withhold votes for Mr. Walker were due primarily to our dual-class structure and not due to his personal performance

Our independent Nominating Committee reviews our corporate governance, including our dual-class structure, annually so as to align with stockholder interests and feedback.
Mr. R. Lauren founded Ralph Lauren Corporation in 1967 and is the controlling stockholder of the Company with a majority ownership of the Company’s Class B Common Stock. As founder, Mr. R. Lauren is bound to the Company and has deep heritage and continues to demonstrate stewardship and loyalty. The Company and its products bear his name, which, as a luxury retail brand, helps us preserve demand, and his image and family are associated with the Company. As Executive Chairman and Chief Creative Officer, a role in which he remains a hands-on and active participant, Mr. R. Lauren’s design, development, and aesthetic continues to be the guiding vision and strategy for our Company. In addition, Mr. R. Lauren continues to maintain a strong economic tie to the Company, including through his and his family’s holdings of Class A and B Common Stock, which represent an approximate 37% economic interest in the Company, evidencing his alignment with stockholder interests and comparable economic and voting power in the Company. These factors, taken together, provide us with long-term resilience and stability, especially in times of macroeconomic volatility.

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Corporate Governance

Mr. R. Lauren’s continued and deep involvement with the Company serves to provide a unique tone at the top that fosters belonging, equity, and inclusion. The Company’s purpose-driven culture is a significant element of our human capital management and we believe has helped us to recruit, attract and retain top talent across all Company functions that are necessary for our continued success. Mr. R. Lauren’s vision and commitment to the Company have contributed to our sustained and continued long-term growth, and the long history of Mr. R. Lauren’s involvement in the Company has been one of its greatest strengths and a benefit to stockholders.
In addition, since the Company has been a public company, we have balanced Mr. R. Lauren’s controlling stake through a unique voting structure that permits the Class A stockholders, over which Mr. R. Lauren does not have control, to separately elect the Class A directors, including our Lead Independent Director (as discussed further below). As a result, Class A stockholders currently elect three directors, or over 25%, of our Board, without any influence from Class B stockholders in a novel governance structure that is beneficial to Class A stockholders, unlike many other dual-class companies.
The long-term success of the Company for the benefit of our stockholders has been, and continues to be, the primary focus and engagement of the Board and management, including the Lauren family. Our capital structure ensures that the Company has a solid and loyal investor base throughout economic downturns and crises. Mr. R. Lauren and his family have had and continue to have a deep interest in the long-term growth and success of the Company. In 2016, the Board appointed Mr. R. Lauren’s son, David Lauren, as Vice Chairman of the Board to further his engagement with our Company and the Board, and to lend his perspective to strategy, brand development, and innovation discussions at the Board level. The Lauren family ownership and direct involvement in the Company provides stability in the face of short-term market pressures or outside influences by providing a counterbalance to vulnerability relating to business cycles and related short-term disruptive effects. This has enabled and continues to enable the Board and management, including the Lauren family, to focus on long-term sustainable growth to benefit our stockholders, which has been a benefit for nearly 60 years. This long-term focus is especially critical in a macroeconomic environment that is constantly changing alongside heightened regulatory scrutiny.
We believe our current structure benefits stockholders through long-term sustained financial performance.
Following a 9% increase in Fiscal 2023 and a 10% increase in Fiscal 2025, we again increased our quarterly dividend by 10% in Fiscal 2026. We also returned a total of $625 million to stockholders in Fiscal 2025 through dividends and share repurchase programs, with our share buybacks more than offsetting the dilutive effect of our share-based employee compensation plans. The Company’s long-term vision and the stability provided by our dual-class structures has contributed to our sustained and continued long-term performance and ability to return cash to stockholders.
The current capital structure has been in place since the Company became public in April 1997. We have been very transparent with our stockholders about this structure since that time, and have consistently engaged with our top stockholders on this topic in recent years. There are two classes of voting stock consisting of Class A Common Stock (currently representing approximately 15% of the voting power and 64% of the economic ownership of the Company), and Class B Common Stock (currently representing approximately 85% of the voting power and 36% of the economic ownership of the Company). All shares of the Class B Common Stock were issued prior to the Company becoming public, and no shares of Class B Common Stock have been issued since then. The Class B Common Stock is convertible into Class A Common Stock at a Class B stockholder’s election. Pursuant to the Company’s governing documents, each share of Class B Common Stock currently owned by Mr. R. Lauren or Lauren Family Member (as defined below) (each a Class B Permitted Holder) may not be transferred other than to another Class B Permitted Holder, except under certain limited and enumerated circumstances. In addition, at such time as a person ceases to be a Class B Permitted Holder, any and all shares of Class B held by that person shall automatically convert into shares of Class A Common Stock. Following the conversion of all Class B Common Stock, the rights of holders of all outstanding common stock will be identical. Once converted into Class A Common Stock, the Class B Common Stock will never be reissued. Changing our dual-class structure is not an action that our Board can unilaterally take. Under Delaware corporate law and our certificate of incorporation, the voting rights of holders of the Class B Common Stock cannot be changed without the consent of the holders of a majority of the outstanding shares of Class B Common Stock voting separately as a class.

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Corporate Governance

Mr. R. Lauren and his family maintain a 37% economic interest in the Company, evidencing his alignment with stockholder interests and comparable economic and voting power in the Company
Class A stockholders have long been protected within this structure through the Company’s adherence to sound and robust corporate governance practices and principles that complement the share capital structure and reinforce the Company’s strong commitment to both long-term sustainable growth and stockholder value. As previously noted, our Board has a majority of independent directors (with 8 of 11 director nominees being independent) and our Board Committees are comprised solely of independent directors. Unlike many other dual-class structures, the Company’s Class A stockholders elect their own directors without any influence from Class B stockholders and are entitled to elect three members, or over 25% of the Board, each to serve until the 2026 Annual Meeting of Stockholders. Once elected, there is no distinction between Class A or Class B directors and they have the same duties, votes, representation on Board Committees, and responsibilities to protect the interests of all stockholders. Our Board and management are also dedicated to stockholder engagement and annually seek engagement with our largest Class A stockholders. During our Fiscal 2025 engagements, many of our institutional stockholders expressed an understanding and recognition of the benefits of our structure. Our Lead Independent Director participated in the majority of such meetings last year.
The Board’s leadership also reflects the commitment to sound and robust corporate governance practices. The Board has a strong Lead Independent Director and our CEO and Chairman positions are separate. Mr. Louvet joined the Company as President and Chief Executive Officer in 2017 and has been a member of the Board since that time. The Board of Directors believes it is appropriate for Mr. R. Lauren to be Chairman of the Board, in an executive capacity, as he continues, together with Mr. Louvet, to drive the strategic vision of our Company and to actively participate in setting our financial objectives and investment priorities. We believe that these corporate governance practices and those that are summarized on the following pages will continue to protect and preserve the interests of our stockholders.
Our corporate governance practices include:

Board Composition, Policies and Practices	Separate Chairman and Chief Executive Officer roles
Lead Independent Director with robust, well-defined, and significant responsibilities
73% of Board is independent
Board evolution efforts to align with accelerated corporate strategy plan
Limits on outside board and audit committee service
Annual evaluation of each director’s skill sets and experience before nomination

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Corporate Governance

Actively Engaged Board	Regular executive sessions of independent directors, with executive sessions scheduled both at the start and the end of each regular Board meeting
Annual Board and Committee self-evaluations led by the Lead Independent Director and independent Committee Chairs
Independent third-party evaluation of Board effectiveness at least every three years, including most recently in Fiscal 2023
Annual review of dual-class structure to align with stockholder interests and feedback

Enhanced engagement in strategy, including periodic strategic special meetings to provide oversight on strategic priorities and growth drivers, with increased access to various levels of management and regional ecosystem immersion field tours across all regions, most recently in North America and Europe

Active engagement with human capital management as part of corporate culture oversight. Active engagement with citizenship and sustainability initiatives, and related impact assessment, as part of the Board’s oversight

Active engagement on enterprise risk management involving identification and oversight of areas of risk, including emerging risk areas
Dedicated session at each regular Board meeting for open discussion and Q&A between the Board and management

Board Committees	Board Committees are entirely independent
All members of the Audit Committee are financially literate, and three of five members qualify as audit committee financial experts
Established 5-year rotation schedule for Committee Chairs; new Chairs of majority of Committees appointed in August 2023
All current independent directors serve on at least one Committee
Nominating Committee oversees corporate governance, citizenship, sustainability, social and environmental issues, impacts, risks, and opportunities
Talent Committee oversight includes executive compensation, talent development and retention, human capital, and succession planning and leadership development

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Corporate Governance

Accountability to Stockholders	All directors are elected annually
Stockholder advisory vote on executive compensation held annually
Class A directors are elected solely by the Class A stockholders as a class and may be removed by Class A stockholders with or without cause

Comprehensive Code of Business Conduct and Ethics that is designed to provide directors, senior management and employees with guidance on our Company’s compliance policies. Directors, members of the Company’s Executive Leadership Team and all employees receive annual training on the Code of Business Conduct and Ethics with an annual training certification

Independent directors meet in Executive Session without management present at each Board and Committee meeting

Board maintains oversight of citizenship and sustainability so it can effectively govern and manage the citizenship and sustainability risks and opportunities that are integral to our corporate mission and business strategy. Significant citizenship and sustainability risks are reviewed and evaluated by the Board and its Committees quarterly as part of their ongoing risk oversight of our Company

Each of the Board and its Committees annually evaluates its performance in a process led by the Lead Independent Director and the Nominating Committee
Evolved approach to CEO evaluation and succession planning led by Lead Independent Director in partnership with independent Chairs of Nominating Committee and Talent Committee

Stock ownership guidelines require our CEO, independent directors, named executive officers and certain other members of the Company’s senior management team to own shares equal to a specified multiple of applicable annual retainer or base salary as discussed in “Director Compensation – Stock Ownership Guidelines” and “Compensation Discussion & Analysis – Executive Stock Ownership Guidelines”

NEOs subject to a clawback policy that provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement
Policy prohibiting all directors, officers and employees from pledging, hedging or short selling Company stock
Board’s balanced approach to Board evolution results in an effective mix of directors with historical context and new directors with complementary skills and expertise
Diverse Board, representing differences in skills, industry and geographic experience, background, and other unique characteristics

Stockholder Engagement
In Fiscal 2025, the Company contacted stockholders representing over 70% of our outstanding shares of Class A Common Stock, including 100% of our top 25 stockholders, and held meetings with all stockholders that accepted our invitation representing approximately 30% of our Class A Common Stock outstanding.

Stockholder engagement actively informs corporate policies and practices

Longstanding commitment to stockholder outreach is reflected in meetings with largest stockholders conducted on an ongoing basis (including with participation by our Lead Independent Director) to discuss a variety of topics, including our employee value proposition, executive compensation, human capital, corporate governance and citizenship and sustainability efforts

Business-focused engagement calls are held throughout the year on the Company’s Strategic Plan and financial performance with stockholders

In addition, the key components of our corporate governance framework are set forth in the following documents:
•	our Amended and Restated Certificate of Incorporation;
•	our Fifth Amended and Restated By-Laws;
•	our Corporate Governance Policies;
•	our Audit Committee Charter;
•	our Nominating, Governance, Citizenship & Sustainability Committee Charter;

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Corporate Governance

•	our Talent, Culture & Total Rewards Committee Charter;
•	our Finance Committee Charter;
•	Insider Trading Policy
•	our Code of Business Conduct and Ethics; and
•	our Code of Ethics for Principal Executive Officers and Senior Financial Officers.
Each of the above documents is available on our investor relations website at http://investor.ralphlauren.com by clicking on “Corporate Governance.” Copies of these documents are available to stockholders without charge upon written request to our Investor Relations Department, 650 Madison Avenue, New York, New York 10022. Only the Board or a Committee of the Board with specific delegated authority, as appropriate, may grant a waiver under our codes of ethics to any director or executive officer, and any such waiver, or any amendments to our codes of ethics, will be promptly posted on our website.
COMPANY LEADERSHIP STRUCTURE
SEPARATE CHAIRMAN AND CEO ROLES
The Board believes that the Company’s current leadership structure, in which the roles of the Chairman and the CEO are separate, is appropriate for the Company at this time, taking into consideration the Company’s evolving needs, corporate strategy, operating environment, culture, and Mr. R. Lauren’s vision for and commitment to the Company. As Executive Chairman of the Board, Mr. R. Lauren works with the CEO to set overall vision, strategy, financial objectives, and investment priorities for the business. Mr. R. Lauren also continues to coach and mentor our design team and provide guidance in areas that are important to the Company, including growth in new business categories, creative talent, branding, advertising, and marketing. The separation of the Chairman and CEO roles enables the CEO to focus on the business, operations, and strategy of the Company, and allows the Company to leverage the Chairman’s blend of leadership, experience, perspective, knowledge of our Company and the industry, and vision to serve the best interests of our stockholders. This structure, together with a strong Lead Independent Director, has proven advantageous in a complex and dynamic consumer and retail landscape affected by global supply chain, macroeconomic and inflationary pressures.

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Corporate Governance

LEAD INDEPENDENT DIRECTOR
At the end of Fiscal 2017, the independent directors appointed a Lead Independent Director to provide strong, independent leadership for the Board.
The Board most recently updated the Lead Independent Director responsibilities in Fiscal 2023 to expand the role. In Fiscal 2026, in line with our ongoing Board succession and evolution planning, the Board approved the appointment of Angela Ahrendts to serve as the new Lead Independent Director and as a first-time Class A Director, effective following Ms. Ahrendts’s election as a director at the 2025 Annual Meeting of Stockholders.
Under our Corporate Governance Policies, key responsibilities of the Lead Independent Director include, among other duties:

preside at all meetings of the Board at which the Chairman or the Vice Chairman is not present and, when appropriate, at executive sessions of the independent directors;
ultimately approve the agendas for Board meetings, following discussion with the CEO and the Chairman;
lead the annual performance evaluation of the Board in partnership with the Chair of the Nominating Committee;
lead the annual performance review of the CEO in partnership with the Chairs of the Nominating Committee and the Talent Committee;
with input from the Nominating Committee and the Chair of the Talent Committee, annually review succession planning for the CEO and other key management positions with the Board;
together with the Nominating Committee, actively engage in Board evolution planning and succession planning for directors, including for the Lead Independent Director role;

participate in appropriate training and orientation for new directors;
serve as Interim Chairman, if necessary;
serve as liaison between the independent directors and the Chairman, as appropriate;
has the authority to call meetings of the independent directors, as appropriate;
if requested by key stockholders, serve as a point of contact and communication for stockholders wishing to engage directly with the Board, other than through the Chairman;
lead executive sessions of the Board and provide feedback to the Chairman and CEO regarding decisions and recommendations of the independent directors; and
participate in crisis management oversight, as appropriate.

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Corporate Governance

DIRECTOR INDEPENDENCE AND NON-MANAGEMENT DIRECTOR MEETINGS
Our Board believes that a majority of our directors should be independent and has determined that all non-management director nominees are independent: Angela Ahrendts, Frank A. Bennack, Jr., Debra Cupp, Linda Findley, Michael A. George, Valerie Jarrett, Darren Walker, and Wei Zhang. Each of the current members of our Audit Committee, Talent Committee, Nominating Committee, and Finance Committee detailed below are independent.
In considering the independence of our independent directors, we considered, among other factors, charitable contributions to entities affiliated with our independent directors and commercial transactions conducted, from time to time, in the ordinary course of business between us and certain entities affiliated with these directors. In the case of each of our independent directors, any such transactions have substantially the same terms as are prevailing at the time for comparable businesses and the indirect interest of the independent director in the charitable contribution or transaction, if applicable, was found to be immaterial and in amounts that do not impair the independence of the relevant director under our Corporate Governance Policies and the NYSE’s corporate governance listing standards. Our guidelines for determining director independence are set forth as Appendix A to this Proxy Statement.
At each of our regularly scheduled Board and Committee meetings, the non-management, independent directors participate in an executive session without any members of the Company’s management present. In Fiscal 2025, our independent directors met together as a Board, without any management representatives present, at least once per quarter. Board meetings are structured so that the independent directors meet in executive session both at the start and at the end of each Board meeting. Our Lead Independent Director presided during these executive sessions of independent directors.
MEETINGS AND DIRECTOR ATTENDANCE

Type of Meeting	Number of Meetings and Director Attendance
2024 Annual Meeting of Stockholders
Although there is no formal attendance policy, our directors are expected to attend each Annual Meeting of Stockholders. All of the directors nominated for election at the 2024 Annual Meeting of Stockholders attended the meeting.

Meetings of: • the Board; • the Audit Committee; • the Nominating Committee; • the Talent Committee; and • the Finance Committee
In Fiscal 2025:
  •
our Board met four times;
  •
our Audit Committee met four times;
  •
our Nominating Committee met four times;
  •
our Talent Committee met four times; and
  •
our Finance Committee met five times.

Each member of our Board attended at least 75% of the required meetings held by the Board and the Committees of the Board on which he or she served. The Board and its Committees also act from time to time by unanimous written consent in lieu of meetings.

Strategic Special Meetings & Ecosystem Emersion Tours: To ensure that the strength of our global business endures over the long-term, the Board and Committees convene Strategic special meetings throughout the fiscal year to provide management with oversight, input, and guidance regarding various matters, including geopolitical risk, our fiscal year and long range plans, progress of corporate strategy including our Strategic Plan, and renewed ecosystem emersion tours for on-location immersion review of our regional key city ecosystems to engage directly with our strategy, consumer experience and local teams, most recently in North America and Europe.

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Corporate Governance

INDEPENDENT COMMITTEES OF THE BOARD OF DIRECTORS
We require all four of our Board Committees to consist solely of independent directors. The below table shows prior year committee composition that will be rotated and updated effective after the 2025 Annual Meeting.

	AUDIT COMMITTEE	TALENT COMMITTEE	NOMINATING COMMITTEE	FINANCE COMMITTEE
Angela Ahrendts[1]
Frank A. Bennack, Jr.
Debra Cupp
Linda Findley
Michael A. George
Valerie Jarrett
Hubert Joly[2]
Darren Walker
Wei Zhang

1.	Upon her appointment as Lead Independent Director and as a Class A Director for the first time following the 2025 Annual Meeting, Ms. Ahrendts will be invited to attend all Committee meetings.
2.	Mr. Joly is not standing for re-election at the 2025 Annual Meeting.
  Chair     Member

Audit Committee MEMBERS Mr. Michael A. George (Chair) Mr. Frank A. Bennack, Jr. Ms. Debra Cupp Ms. Linda Findley Ms. Valerie Jarrett
ROLE OF THE AUDIT COMMITTEE
The Audit Committee appoints our independent registered public accounting firm, and approves in advance all audit and permitted non-audit services performed by them and the scope and cost of their annual audits. The Audit Committee reviews, among other things: (i) the results of the independent registered public accounting firm’s annual audits and quarterly reviews; (ii) management’s compliance with our major accounting and financial reporting policies; (iii) the adequacy of our financial organization and management’s procedures and policies relating to our internal control over financial reporting; and (iv) our compliance with applicable laws relating to accounting practice. The Audit Committee has adopted a formal policy for the approval of the performance of all audit and non-audit services of the independent registered public accounting firm. This policy is described under “Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.”
AUDIT COMMITTEE FINANCIAL EXPERTS
The Board has determined that each member of the Audit Committee is financially literate and that three of the five members of the Audit Committee qualify as audit committee financial experts, as defined by the SEC: its Chair, Mr. George; Mr. Bennack; and Ms. Jarrett.
CYBERSECURITY OVERSIGHT
The Audit Committee reviews the Company’s cybersecurity program on a quarterly basis. As part of its cybersecurity program, the Company leverages cybersecurity specialists to complete annual external audits and objective assessments of our cybersecurity program and practices, including our data protection practices, as well as to conduct targeted attack simulations. The Audit Committee also periodically convenes special meetings to conduct deeper preparedness, enterprise risk and business continuity reviews. These special meetings are open to the full Board to attend. The Audit Committee anticipates it will continue to conduct these review sessions as appropriate. The Audit Committee also provides oversight regarding the Company’s artificial intelligence risks and related governance and risk mitigation strategies. In addition, the full Board periodically receives a regular cybersecurity update. Our Chief Information Officer and Chief Information Security Officer attend all of these meetings and provide updates during them.

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Talent Committee MEMBERS Ms. Linda Findley (Chair) Mr. Michael A. George Mr. Hubert Joly Mr. Darren Walker
ROLE OF THE TALENT COMMITTEE
The Talent Committee reviews and approves the compensation of executive officers and certain key members of our senior management and compensation plans and arrangements with respect to such executive officers and members of senior management. It also reviews and approves our compensation programs, including corporate metrics and milestones related to any citizenship and sustainability factors included in the compensation plans, and may consult the Nominating Committee on citizenship and sustainability goals when establishing, monitoring, or reviewing performance goals. The Talent Committee also administers the compensation plans in which certain employees may participate, including our 2019 Long-Term Stock Incentive Plan (the “2019 Stock Incentive Plan”), our currently expired Amended and Restated 2010 Long-Term Stock Incentive Plan (the “2010 Stock Incentive Plan”), which replaced our 1997 Long-Term Stock Incentive Plan (the “1997 Stock Incentive Plan”), our current Executive Officer Annual Incentive Plan (“EOAIP”), and our Executive Incentive Plan.
In addition, the Talent Committee maintains oversight in the development of succession plans for the NEOs, except for the Chief Executive Officer and the Chairman where the Nominating Committee maintains oversight, and for certain other specified employees, regularly meeting in executive session to evaluate internal and external candidates, presenting them to the full Board, and performing succession modeling. It also consults with the Nominating Committee regarding its review of succession planning for the Chief Executive Officer. The Talent Committee also oversees and provides feedback and guidance on certain of our programs relating to our culture, talent development and retention, employee engagement and other human capital management strategies and initiatives. The Talent Committee consults, as needed, with third-party compensation consultants, independent legal counsel and other advisors to assist the Talent Committee with its duties related to compensation and human capital management and has sole authority to terminate and replace any such consultants or advisors. From time to time, the Talent Committee may form and delegate its authority to subcommittees when appropriate.
The Talent Committee oversees stock ownership guidelines applicable to senior management and non-employee directors, and reviews and recommends to the Nominating Committee any changes to the compensation of the non-employee directors.
TALENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Talent Committee is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” under the listing standards of the NYSE and SEC rules and regulations. None of the members of the Talent Committee during Fiscal 2025 (i) had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which any one of our executive officers is a director. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or Talent Committee. There are no Talent Committee interlocks.

Nominating Committee MEMBERS Ms. Valerie Jarrett (Chair) Ms. Angela Ahrendts Mr. Frank A. Bennack, Jr. Mr. Darren Walker Ms. Wei Zhang
ROLE OF THE NOMINATING COMMITTEE
The Nominating Committee identifies individuals qualified to become directors, recommends director nominees to the Board, develops and recommends corporate governance policies to the Board, recommends non-employee director compensation and benefits to the Board, reviews related party transactions, exercises oversight of the evaluation of the members of the Board and Committees, recommends to the Board policies and principles for CEO succession, selection and performance reviews, and reviews the Company’s programs, policies, and practices relating to corporate governance, citizenship, sustainability, and social and environmental issues and impacts, including health and safety matters.
The Nominating Committee works closely with the Lead Independent Director on governance issues including the annual performance evaluation of the Board, Board evolution planning, director renomination considerations, and the succession of the Lead Independent Director position. The Nominating Committee and Lead Independent Director also work closely with the Chair of the Talent Committee on the annual review of succession planning for the CEO and other key management positions. The Chair of the Nominating Committee also works with the Lead Independent Director and the Chair of the Talent Committee to review the annual performance evaluation and compensation of the CEO. In addition, the Nominating Committee annually reviews our dual-class structure to align with stockholder interests and feedback.

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Finance Committee MEMBERS Ms. Angela Ahrendts (Chair) Ms. Debra Cupp Ms. Linda Findley Mr. Michael A. George Mr. Hubert Joly Ms. Wei Zhang
ROLE OF THE FINANCE COMMITTEE
The Finance Committee was established by the Company in Fiscal 2018 to oversee the Company’s financial condition, policies, practices, and activities in support of the Company’s long-range plan. The Finance Committee provides oversight to management regarding: (i) the development and execution of the Company’s key strategic plans and long-term value creation strategy (the “Long-Term Strategy”); (ii) the establishment and review of strategic accelerators for the Long-Term Strategy; (iii) the alignment of the Company’s financial resources with the Long-Term Strategy; (iv) the review and implementation of productivity drivers as part of the Long-Term Strategy; and (v) the review of corporate and systemic risks related to the Long-Term Strategy.

STRATEGIC SPECIAL MEETINGS & ECOSYSTEM EMERSION TOURS
The Board and Committees regularly convene strategic special meetings throughout the fiscal year to focus on particular risks or issues that are relevant to the Company, including review of the Company’s strategic plan and long range plan, and to provide the Board with oversight, input, and guidance regarding such issues and risks. The Board regularly engages in ecosystem emersion tours with on-location review of our regional key city ecosystems by touring certain of our regional ecosystem operations to engage directly with our strategy and consumer experience. The Board and management has recently toured certain of our North American and European operations.
BOARD OF DIRECTORS EFFECTIVENESS
INDEPENDENT BOARD ASSESSMENT
The Company conducts regular independent assessments of its Board and Board effectiveness. In Fiscal 2023, the Nominating Committee engaged an independent third-party consultant to conduct individual interviews with each director, including management members of the Board, and to perform an objective analysis of the Board’s governance structure, evaluation process, and overall effectiveness. The next such assessment will occur this calendar year following the 2025 Annual Meeting of Stockholders.
Since receiving the results of this and earlier independent third-party assessments, the Nominating Committee has conducted Board effectiveness reviews to monitor the progress of implementation of certain recommendations from the assessments, such as:

Updated Committee mandates to more effectively support the Board’s oversight function;
Expansion of independent assessment process to include feedback from select members of the Company’s senior executive leadership;

Enhanced Board review and engagement with Company strategy, including by reintroducing regional ecosystem immersion tours and including outside experts in certain Board and Committee presentations and discussions;

Rotation of Committee Chairs at least every five years;

August 2023 appointment of new Committee Chairs to revitalize the leadership of most Committees with new Nominating Committee Chair appointed in August 2022;

Continued commitment to Board evolution, including continuously evaluating new director candidates to ensure a diverse and relevant mix of skills and expertise, which resulted in the departure of seven long-tenured directors since Fiscal 2020;

Expansion of the Board education program and creation of an online Director Education Portal for internal Ralph Lauren classes on the Company and our business, in addition to an annual overview of external education opportunities for which each Board director receives an annual stipend to participate;

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Robust Director Orientation program for new directors, consisting of one-on-one meetings with senior management, ecosystem tours and extensive written materials to familiarize the new directors with the Company’s business, financial performance, strategic plans, compensation programs, and corporate governance policies and practices; and

Additional training opportunities provided to directors who assume new leadership positions, e.g., Committee Chairs, in connection with Committee composition updates.

Notably, these independent assessments have led to a focus on Board exposure to management and continue to prioritize deep engagement with business strategy.
In Fiscal 2025, some of the actions in which the Board engaged include, among others:

Opportunities for Board discussions with members of the executive leadership team, the creative design management team, as well as various levels of management across all regions;
A special meeting of the Finance Committee focusing on the fiscal year plan and long range plan;
Quarterly review and analysis of cybersecurity and artificial intelligence preparedness;
Quarterly review and analysis of enterprise risk management with each Board Committee;
A special Board effectiveness executive session;

A dedicated session at each Board meeting for the directors and management to engage in an open discussion and Q&A outside of the regular management presentations;
Regular presentations by senior executives on our Strategic Plan pillars and progress indicators at regular Board and Committee meetings; and
Opportunities to review the Company’s competitive landscape and future outlook and to assess firsthand the execution and impact of the Company’s Strategic Plan.

Board effectiveness is a continuing focus, and the Company’s Corporate Governance Policies were amended in 2023 to codify existing practice that requires an independent third-party assessment of the Board and its effectiveness at least every three years. The next such assessment will occur this calendar year following the 2025 Annual Meeting of Stockholders. When the Nominating Committee engages a third party to assist it, the Committee approves the fees that we pay for these services.
FOCUS ON STRATEGY AND SUCCESSION PLANNING
Our Board is engaged with the Company’s strategy, and during Fiscal 2025, the Board was engaged in monitoring the impact of the prevailing macroeconomic and geopolitical environment. Our entire Board reviews and oversees progress on the Company’s Strategic Plan quarterly, including during special meetings and in executive sessions without Company management present.
Annually, the Board conducts an in-depth review of the Company’s long-term strategic plan, performance, and capital structure. The Finance Committee additionally takes a more active role in strategy oversight as it receives regular updates on strategy key performance indicators (“KPIs”) and quarterly reviews the alignment between our risk management program and our strategic priorities.
These discussions are enhanced with experiences scheduled outside regular meetings, such as on location ecosystem immersion tours with market or store visits, which provide our directors with an opportunity to see the Company’s operations at work, to assess firsthand the execution and impact of the Company’s strategy, and to engage with senior leaders throughout the Company to deepen their understanding of our business. The Board and management regularly tour our regional ecosystems and most recently visited certain of our North American and European operations. Furthermore, a full-day strategy meeting is scheduled periodically for the Finance Committee, and all members of the Board are invited to attend.

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Strategy remains at the forefront of our robust succession planning process.
With a focus on evolving the Board with respect to the Company’s strategy, the Nominating Committee regularly reviews the skills and experience of the Board in consideration of the Board’s needs for the upcoming year regarding the strategy, appropriate size, and current composition of the Board in light of independence, diversity of backgrounds, skill sets, age, availability of service, and tenure of its members, among other attributes.
Our Board is also actively engaged in the oversight of our corporate culture and is continuously focused on developing an inclusive culture that is aligned with our long-term mission and strategy. Due in part to our Board’s engagement and input, the Company has recently received numerous awards as a best place to work. As part of our work to further develop and nurture the Company’s culture, the Talent Committee receives regular reviews of talent across organizations within the Company to encourage promotion from within where management identifies strong candidates, with management and the Committee working to ensure the strongest talent are fully represented in the process for promotions to the executive level.
The Board also actively oversees succession planning with regard to senior management, including the Executive Chairman and the Chief Executive Officer. The Chair of the Talent Committee and the Chair of the Nominating Committee work with the Lead Independent Director to review succession planning for the Chief Executive Officer, Executive Chairman and certain other specified employees annually. In addition, the Talent Committee also regularly reviews and considers succession plans for certain senior executives, and reports on such plans and potential candidates during executive session of the full Board. The Talent Committee members and members of senior management regularly meet to evaluate internal and external candidates, acquaint such candidates with members of the Board, and perform succession modeling.
BOARD AND COMMITTEE EVALUATIONS
Pursuant to the Company’s Corporate Governance Policies and the Charters of each of the Board’s Committees, the Board and each of its Committees conducts a performance evaluation at least annually.
Our processes enable directors to provide anonymous and confidential feedback on topics including:
•	Board/Committee information and materials;
•	Board/Committee meeting mechanics;
•	Board/Committee composition and structure, including a diverse mix of skills, qualifications, viewpoints, experience and personal backgrounds;
•
Board/Committee responsibilities and accountability, including with respect to strategy, risk management, operating performance, CEO and management succession planning, corporate governance, citizenship and sustainability, and corporate culture;

•	Board meeting and executive session conduct and culture; and
•	Overall performance of Board members.
To promote effectiveness of the Board, the results of the Board performance evaluation are reviewed and addressed by the Nominating Committee in executive session and then by the full Board in an executive session led by the Lead Independent Director with input from the Chair of the Nominating Committee. The results of each Committee’s performance evaluation are discussed at an executive session of the applicable Committee and further discussed by the full Board as appropriate.
These evaluations, as well as the Fiscal 2023 and earlier independent third-party assessment described above, have had a meaningful impact on Board evolution and succession planning. The Board’s evolution efforts demonstrate its focus on ensuring that each member of the Board

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brings the necessary skills and areas of expertise to contribute to discussions on the Company’s strategic initiatives and to oversee the risks that face our business and as they evolve. These assessments also in part led to the planned Board succession and evolution, including of our Lead Independent Director as illustrated by Angela Ahrendts succeeding Hubert Joly following our 2025 Annual Meeting.
BOARD OF DIRECTORS OVERSIGHT OF RISK
Our management is responsible for understanding and managing the risks that we face in our business, and the Board is responsible for overseeing management’s overall approach to risk management. The involvement of the full Board in reviewing our strategic objectives and business plans is a significant element of the Board’s assessment of management’s approach and tolerance for risk, including in light of macroeconomic and geopolitical developments. In addition, the Committees of the Board report to the full Board at regularly scheduled Board meetings on any identified material risks within that Committee’s area of responsibilities and oversight, including as new risks arise. The Company also regularly conducts materiality assessments to help identify and prioritize citizenship and sustainability issues, and enterprise-wide risks and opportunities that matter most to our business and stakeholders. Our most recent assessment was conducted in Fiscal 2025.

In Fiscal 2025 as in prior years, each Committee reviewed a quarterly Enterprise Risk Management report setting forth the risks overseen by each Committee of the Board and mitigation opportunities. The Company’s Enterprise Risk Management program is fully updated annually and periodically updated and supplemented as new risks and opportunities are identified by management.
The Audit Committee has responsibility for oversight of the Company’s financial statements and financial reporting related risks, including those related to our accounting, auditing, and financial reporting practices, as well as cybersecurity and artificial intelligence risks.
The Finance Committee has responsibility for oversight of the development and execution of the Company’s key strategic plans, long-term value creation strategy and the assessment of financial strategic risks, including the adequacy of any policies, procedures, and controls designed by management to assess and manage these risks.
The Talent Committee has responsibility for the oversight of our compensation policies and practices, including conducting annual risk assessments, and evaluating and approving our executive compensation and benefit plans and programs.
The Nominating Committee has responsibility for the oversight of the Company’s governance structure, including its dual-class structure and succession planning, and has been enhanced to oversee citizenship and sustainability risks and opportunities, and reports regularly to the full Board on these matters. The Board also receives regular reports from our CEO, COO, CFO, Chief Legal Officer, Chief People Officer, Chief Information Security Officer, and other key members of senior management regarding various enterprise risk management issues, including operational, strategic, legal and regulatory, cybersecurity, artificial intelligence and global information systems, internal audit, financial and reputational risks. The Board is also regularly informed and engaged as new risks arise.

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The Company believes that the Board’s leadership structure, discussed in detail under “Company Leadership Structure” on page 30 of this Proxy Statement, supports the risk oversight function of the Board by providing for a separate role for the Chairman of the Board and the CEO, and open communication between management and the Board facilitated by a Lead Independent Director. In addition, seasoned independent directors chair each of the Board’s four Committees, which provide in-depth focus on certain categories of risks.
OVERVIEW OF CITIZENSHIP & SUSTAINABILITY RISK OVERSIGHT
We believe that delivering the next 50 years for our Company means carefully managing our impact on the environment and society, and our performance is inextricably linked to the sustainability of the world in which we operate. As a result, the full Board considers sustainability to be an important element of our business strategy and the Board’s strategic oversight. Recently, we have made strides in ensuring this oversight is robust, with the following enhancements in our programs, policies, and practices:

Nominating Committee	Audit Committee and Finance Committee	Talent Committee

The Nominating Committee oversees, and receives regular quarterly reports on, citizenship and sustainability issues, including evolving regulation affecting the Company, and liaises directly with members of management on such risks and opportunities.

As part of the larger oversight of enterprise risk management, both the Audit Committee and the Finance Committee provide high-level monitoring of any sustainability risks, as applicable, and the Finance Committee directly engages on strategy initiatives, including those impacting sustainability and corporate citizenship.

In addition to overseeing the compensation of our executive officers and certain key members of our senior management, the Talent Committee regularly reviews the Company’s people and development strategy

CHIEF GLOBAL IMPACT & COMMUNICATIONS OFFICER.
In April 2022, the Company re-organized its sustainability function by consolidating global sustainability, citizenship and human rights areas under the new role of Chief Global Impact & Communications Officer. Our Chief Global Impact & Communications Officer leads our Global Citizenship & Sustainability Steering Committee, comprised of leaders from across the Company and provides management and oversight of a number of internal working groups across all business functions to define and implement our citizenship and sustainability initiatives and better measure progress to maximize impact. Our Chief Global Impact & Communications Officer reports quarterly to the Nominating Committee and at least annually to the full Board.
CITIZENSHIP AND SUSTAINABILITY KPIs.
The Nominating Committee receives regular updates on the citizenship and sustainability metrics and goals presented in our Global Citizenship & Sustainability Reports and reports to the Board on such progress. The Board also receives an annual citizenship and sustainability KPI update as well as copies of the Company’s sustainability reports, including the annual Global Citizenship & Sustainability Report and Climate Risk Report. For Fiscal 2025, citizenship and sustainability metrics in the form of a scorecard were selected by the Talent Committee to serve as a strategic goal modifier which, if met, could adjust bonuses for the NEOs (other than Mr. R. Lauren) upwards by up to 10%. Using these metrics reflects the Company’s view of the importance of our citizenship and sustainability strategy to create positive social and environmental impacts across our Company, our industry and society.

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ANALYSIS OF RISKS ARISING FROM COMPENSATION POLICIES AND PROGRAMS
At the beginning of Fiscal 2025, consistent with its annual review process, the Talent Committee reviewed an assessment by management of our compensation programs and practices for our employees, including our executive and non-executive programs and practices. This annual assessment focused on program design features and controls to evaluate whether such programs encourage unnecessary or excessive risk taking, and how policies and programs are structured to mitigate any such risks.
Selected key elements of our compensation programs that were reviewed include the following:
•
Pay Mix and Structure. Our executive compensation programs appropriately balance both short-term and long-term performance through our annual cash incentive bonus program and long-term equity awards. Equity awards granted in Fiscal 2025 deliver value to employees through stock price appreciation and Company performance. A significant portion of variable pay is delivered through equity awards with vesting schedules covering multiple years, thus emphasizing long-term Company performance and retention.

•
Incentive Caps. Our executive annual cash incentive bonus plan as well as our non-executive bonus plans do not allow for unlimited payouts. We believe that the range of payouts should be capped to avoid encouraging decisions that maximize short-term gain at the expense of long-term viability. In addition to the caps on all cash incentive bonus awards, the payout on performance share units (“PSUs”) cannot exceed a fixed percentage above target levels.

•
Performance. To strengthen the relationship between pay and performance, our executive annual cash incentive bonus plan and our non-executive commission and bonus plans are subject to the achievement of pre-established performance goals, which are established independently of plan participants at the beginning of each fiscal year. We believe that for Fiscal 2025 our incentive plan metrics were appropriately balanced between short-term incentives such as Total Company Revenue and Adjusted Operating Profit Margin, strategic growth drivers revenue, which consisted of Women’s Apparel, Outerwear, and Handbags & Small Leather Goods, an Adjusted SG&A Expense metric, and citizenship and sustainability metrics for the executive annual cash incentive bonus plan and long-term metrics such as cumulative three-year Adjusted Return on Invested Capital (“Adjusted ROIC”) and relative total shareholder return to a comparator group of companies for our PSUs. These financial metrics were adopted in response to stockholder feedback and in order to align with the Company’s Strategic Plan.

•
Change in Control Policy. The change in control arrangements for our NEOs provide for cash payments only upon actual termination of employment. All unvested equity awards are subject to “double-trigger” vesting so that acceleration of vesting does not occur unless the executive’s employment is actually terminated under certain limited circumstances following a change in control. Our employment agreements do not provide for any excise tax gross-up provisions.

•
Ownership Guidelines. We have stock ownership guidelines for our directors, the NEOs, and select other members of our senior management group that are intended to align the interests of these individuals with our stockholders. As a result, such individuals may be less likely to take short-term risk if a meaningful portion of their personal financial investment is linked to our long-term holdings. Further details on the guidelines for non-employee directors and for executives are provided below in the “Director Compensation – Stock Ownership Guidelines” and “Compensation Discussion & Analysis – Executive Stock Ownership Guidelines” sections, respectively.

•	Clawback Policy. Our NEOs are subject to a clawback policy that provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement.
•
Anti-Hedging and Anti-Pledging Policies. Our NEOs as well as Board members are prohibited from pledging Company securities as collateral for a loan or from holding Company securities in a margin account. In addition, all employees and Board members are prohibited from hedging Company securities, whether or not issued by the Company, including by way of forward contracts, equity swaps, collars, exchange funds, or other financial instruments that are designed to hedge or offset any decrease in the market value of the Company’s securities.

As a result of this review, the Talent Committee determined that any risks that may result from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company.

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DIRECTOR NOMINATION PROCEDURES
Our Board is comprised of individuals with diverse backgrounds, skill sets and business experiences, including financial expertise, active leadership, CEO experience in a variety of industries, international experience, product and channel experience, strong retail and digital commerce experience, digital and technology experience, media and entertainment experience, and corporate citizenship, sustainability, regulatory governance, government affairs, and academic expertise. Our Board members also have extensive experience on the boards of other companies and organizations, which provides an understanding of different business strategies and challenges. In seeking new Board members, we focus on adding new and diverse backgrounds, skills and experiences necessary to oversee the Company’s global business strategy and initiatives and fulfill the Board’s risk oversight obligations. Our recent Board evolution is aligned with the strategic initiatives of our Chairman and our CEO and are complementary to the depth of knowledge and experience currently on our Board.
As part of our Board evolution efforts, Hubert Joly, will not be standing for re-election at the 2025 Annual Meeting, and our independent directors have appointed Angela Ahrendts to serve as the Company’s new Lead Independent Director, and a Class A Director for the first time following the 2025 Annual Meeting. This continued Board evolution is aligned with the strategic initiatives of our Chairman and our CEO and are complementary to the depth of knowledge and experience currently on our Board.
The Nominating Committee identifies and evaluates candidates for nomination as directors and submits its recommendations to the full Board for its consideration. The Nominating Committee, guided by the membership criteria established by the Board in our Corporate Governance Policies, seeks highly qualified candidates who combine a broad spectrum of experience and expertise with a reputation for integrity. We maintain a significant majority of independent directors, and the Board considers a number of factors in selecting director candidates at each annual meeting. Although we do not have a formal policy concerning diversity considerations, the Nominating Committee seeks nominees with a broad range of experience from a variety of industries across geographies and professional disciplines, such as finance, professional services, retail, digital commerce, technology, and corporate citizenship, along with backgrounds that reflect our Company’s values and are relevant to our business strategy in determining the appropriate composition of the Board and identifying director nominees for election or reelection to our Board. When the Nominating Committee identifies an area in which the Board may benefit from greater representation, it may focus its candidate search on particular relevant experiences, backgrounds, and skillsets.
In addition, the Board considers the contributions the individual can make to the Board and management as we strive for a body of directors reflecting backgrounds, professional experiences and expertise necessary for the Board to fulfill its responsibilities and leading to a more effective oversight and decision-making process. In the Board’s annual performance evaluation, one of the factors that the Board expressly considers is whether the membership of the Board provides an adequate mix of characteristics, experience, and skills to serve the Company and its stockholders effectively.

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BOARD NOMINEE SKILLS AND DIVERSITY MATRIX
As presented in the chart below, we believe our Board nominees offer a broad range of key skills and experiences to provide effective oversight of the Company and create long-term sustainable growth for our Company through successful execution of the Company’s strategic plan. Below is a high-level summary which highlights certain of the Board nominees’ skills, qualifications and experiences and is not intended to be an exhaustive list of each director nominee’s contributions to the Board. A diversity matrix is also provided.
BALANCED MIX OF SKILLS, QUALIFICATIONS AND EXPERIENCE

Name	Angela Ahrendts	Frank A. Bennack, Jr.	Debra Cupp	Linda Findley	Michael A. George	Valerie Jarrett	David Lauren	Ralph Lauren	Patrice Louvet	Darren Walker	Wei Zhang
Attributes/Experiences
CEO[1]
International Experience
Additional Public Company Executive
Retail/Consumer Products
E-commerce/Digital/ Technology
Data protection/Cyber/IT
Finance/Capital Allocation
Consumer Insights/ Marketing/Sales
Policy/Regulatory/Governance
Diversity
Race/Ethnicity
Gender
Nationality
Sexual Orientation

1	Current or former CEO or President experience, public, private and non-profit

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ROLE OF NOMINATING COMMITTEE IN DIRECTOR NOMINATION
The Nominating Committee solicits and receives suggestions for, as well as comments upon, director candidates from other directors, including the Executive Chairman of the Board and the Lead Independent Director, and usually engages third parties either to assist in the search for director candidates or to assist in gathering information regarding director candidates’ background, experience, and skills.
The Nominating Committee will consider candidates recommended by our directors, members of management and stockholders, and will evaluate candidates properly recommended by stockholders on the same basis as other candidates. Candidates should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Upon receiving a stockholder recommendation, the Nominating Committee will initially determine the need for additional or replacement members of the Board and then evaluate the candidate based on the information it receives with the stockholder recommendation or that it may otherwise acquire, and may, in its discretion, consult with the Executive Chairman, the Lead Independent Director and other members of our Board. If the Nominating Committee determines that a more comprehensive evaluation is warranted, it may obtain additional information about the director candidate’s background and experience, including by means of interviews with the candidate.
Our stockholders may recommend candidates at any time, but the Nominating Committee requires recommendations for election at an annual meeting of stockholders to be submitted to the Nominating Committee no later than 120 days before the first anniversary of the date of the proxy statement sent to stockholders in connection with the previous year’s Annual Meeting of Stockholders in order to be considered for nomination by the Nominating Committee. The Nominating Committee believes this deadline is appropriate and in our best interests and those of our stockholders because it ensures that it has sufficient time to evaluate properly all proposed candidates. Therefore, to submit a candidate for consideration for nomination at the 2026 Annual Meeting of Stockholders, a stockholder must submit the recommendation, in writing, by February 20, 2026. The written notice must include:
•
all information relating to each potential candidate whom the stockholder is recommending that would be required to be disclosed in a solicitation of proxies for the election of such person as a director pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected;

•	the name and address of the stockholder giving the notice, as they appear on the Company’s books, and of the beneficial owner of those shares; and
•	the class and number of shares which are owned beneficially or of record by the stockholder and the beneficial owner.
Recommendations must be sent to the Nominating, Governance, Citizenship & Sustainability Committee, Office of the Corporate Secretary/Legal Department, Ralph Lauren Corporation, 100 Metro Boulevard, Nutley, New Jersey, 07110, and received by the date above.
Our stockholders may directly nominate an individual for election as a director at an annual meeting of stockholders by complying with the nominating procedures set forth in our Fifth Amended and Restated By-laws, which are described below under the caption “Additional Matters — Stockholder Proposals for the 2026 Annual Meeting of Stockholders.”

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Timeless by Design
Since our founding, we have believed in creating things that are timeless — that last and that never go out of style. Our iconic products are intended to be worn, loved and passed on through generations.

GLOBAL CITIZENSHIP & SUSTAINABILITY
Since our founding nearly 60 years ago, the Company has stood for timelessness, creating beautiful pieces that are of the utmost quality and intended to be worn year after year, generation to generation. This ethos of timelessness is about more than style. It is the foundation for our approach to Citizenship & Sustainability, underpinning everything that goes into operating our business, making our products and engaging with the communities we serve. Guided by our Purpose – to inspire the dream of a better life through authenticity and timeless style – our teams are committed to creating innovative ways to have a lasting positive impact. Our Global Citizenship & Sustainability strategy, Timeless by Design, is grounded in this philosophy and how we weave our Purpose throughout our business. We bring this to life through three pillars of our strategy: Create with Intent, Protect the Environment and Champion Better Lives.

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CREATE WITH INTENT
•
Integrated Circularity — Our ethos of timelessness has always guided our creative vision. Today, we continue to deepen this philosophy and are evolving the way our products are designed, made, used, and recirculated. From empowering our designers with circular principles, to using materials that are sustainably sourced or recycled, our approach is designed to lessen our environmental impact.

•
Sustainable Materials — Our products are designed to be timeless and intended to be worn for generations. With this in mind, we choose our materials thoughtfully to ensure high quality and durability. We are committed to using materials in ways that not only help our products live on, but also are intended to help reduce environmental impact, protect biodiversity and animal welfare, support livelihoods, and improve the traceability of raw materials.

•
Design with Intent — Since our founding, Ralph Lauren’s design has been inspired by beautiful and interconnected histories, arts, crafts, and cultures that make up the fabric of America. Mindful of this, we are on a journey to evolve from inspiration to collaboration with communities that inspire us. That includes taking meaningful steps to be more inclusive throughout our business, from how we design to how products go to market. At its core, our Design with Intent function is about making sure the products we create and the stories we tell are authentic expressions of heritage, which is foundational to our timeless brand.

•
Value Chain for Impact — To build a resilient and responsible supply chain, we are continuing to increase the transparency and traceability of our full value chain, strengthen our relationships with suppliers, and identify areas for improvement. We work with our suppliers to respect human rights and promote environmental sustainability.

PROTECT THE ENVIRONMENT
•
Climate — Significant reductions to global greenhouse gas (“GHG”) emissions are collectively needed so we can protect and preserve our planet. That is why we have committed to near-term and long-term targets to reduce absolute GHG emissions across our operations and supply chain.

Ralph Lauren 2025 Proxy Statement	45

•
Water Stewardship — We are committed to reducing water consumption across our value chain, as it is critical for communities and ecosystems to thrive and is also an essential resource for our business. We strive to conserve water throughout our operations, support our suppliers to improve their water use efficiency and responsibly manage wastewater, and help improve community access to this resource.

•
Waste Management — We are committed to conserving natural resources by managing waste responsibly. We work to minimize waste in our operations and divert waste from landfills and incineration through donation, reuse, and recycling. Our goal is continued improvement as we incorporate “zero waste” principles throughout our business practices.

•	Chemical Management — We are committed to monitoring and reducing hazardous chemical use and discharge from our product manufacturing and supply chain.
•
Biodiversity — Our business depends on critical resources such as freshwater and essential raw materials, and climate change and biodiversity loss are closely intertwined. As ecosystems and species are increasingly threatened, we are committed to leveraging science to build an in-depth understanding of our current impacts on biodiversity.

CHAMPION BETTER LIVES
•
Belonging & Equity — We believe a diversity of backgrounds, skills, and experiences of our employees and our culture of inclusivity drive innovation and creativity. We are committed to further strengthening a sense of belonging and equal opportunities for all. Our strategy is designed to create a culture of belonging, enable open dialogue, amplify all perspectives, and continue to grow and advance our best-in-class talent.

•
Employee Well-being — The contributions of our employees make Ralph Lauren a vibrant organization. Our people drive our success, and we are dedicated to supporting the physical, emotional, social, and financial needs of our employees and their families to help them thrive. To do so, we are focused on employee wellness, engagement, learning and development, and compensation and benefits.

•
Community Engagement and Philanthropy — We seek to make the dream of a better life a reality in communities across the globe through contributions and actions that create positive social and environmental impact. The two main drivers of our giving efforts are through the Company’s Social and Community Impact department and donations to The Ralph Lauren Corporate Foundation.

•
Rights and Empowerment in the Supply Chain — We are committed to conducting our global operations ethically with respect for the dignity of all people who make our products. To support this, we work with suppliers to build capacity, with workers to empower them and with industry partners to collaborate for positive change. Our comprehensive approach integrates risk assessment, monitoring, remediation, capability building, stakeholder engagement, life skills programs and empowerment opportunities for factory workers.

46	Ralph Lauren 2025 Proxy Statement

DIRECTOR COMMUNICATIONS
Stockholders and interested parties may contact any of our directors, including the Executive Chairman of the Board, the Lead Independent Director, the Chairs of the Board’s independent Committees, any Committee of the Board, the Board’s non-management directors as a group or the entire Board, by writing to them as follows:
Name(s)/Title(s), c/o Legal Department and Office of the Corporate Secretary, Ralph Lauren Corporation, 100 Metro Boulevard, Nutley, New Jersey, 07110.
Communications received in this manner will be handled in accordance with the procedures approved by our non-management directors, who have also requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as spam, junk mail and mass mailings, product complaints, product inquiries, new product suggestions, resumés and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out will be available to any non-management director upon request.

Ralph Lauren 2025 Proxy Statement	47

Audit Committee Report
The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting, and the qualifications, independence, and performance of the Company’s internal and independent registered public accounting firm. The Audit Committee has the sole authority and responsibility to select, evaluate, and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee currently is composed of five independent directors and operates under a written charter adopted by the Audit Committee and ratified by the Board.
Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with U.S. GAAP. Ernst & Young, as the Company’s independent registered public accounting firm for Fiscal 2025, was responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with U.S. GAAP, and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations, or U.S. GAAP or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.
In this context, the Audit Committee has met and held discussions with management and Ernst & Young, the Company’s independent registered public accounting firm for Fiscal 2025. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. GAAP, and the Audit Committee has reviewed and discussed with management, the Company’s internal auditors, and Ernst & Young the Company’s consolidated financial statements for Fiscal 2025 and the Company’s internal control over financial reporting. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by Auditing Standard No. 1301 (formerly known as Auditing Standards No. 16), as amended (Communications with Audit Committees). Ernst & Young provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communication with the Audit Committee concerning independence, and the Audit Committee discussed their independence with them. In determining Ernst & Young’s independence, the Audit Committee considered whether their provision of non-audit services to the Company was compatible with maintaining independence. The Audit Committee received regular updates on Ernst & Young’s fees and the scope of audit and non-audit services it provided. All such services were provided consistent with applicable rules and the Company’s pre-approval policies and procedures.
Based on our discussions with management, the Company’s internal auditors, and Ernst & Young, and our review of the audited financial statements, including the representations of management and Ernst & Young with respect thereto, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for Fiscal 2025 be included in the Company’s Annual Report on Form 10-K.

48	Ralph Lauren 2025 Proxy Statement

Audit Committee Report

The Audit Committee also approved, subject to stockholder ratification, the selection of Ernst & Young as the Company’s independent registered public accounting firm for Fiscal 2025.
Members of the Audit Committee
Michael A. George
(Committee Chair)
Frank A. Bennack, Jr.

Debra Cupp

Linda Findley

Valerie Jarrett

Ralph Lauren 2025 Proxy Statement	49

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date by: (i) each of our NEOs, (ii) each director and director nominee, (iii) each stockholder who is known by us to beneficially own in excess of five percent of any class of our voting securities, and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person. The rules of the SEC consider a person to be the “beneficial owner” of any securities over which the person has or shares voting power or investment power. In addition, a person is deemed to be the beneficial owner of securities if that person has the right to acquire beneficial ownership of such securities within 60 days, including through conversion or exercise of an option or other right. Unless otherwise indicated below, the address of each stockholder is 650 Madison Avenue, New York, New York 10022. As of the Record Date, there were 595 holders of record of our Class A Common Stock.

	Class A Common Stock		Class B Common Stock[1]		Voting Power of Total Common Stock %
	Number	%	Number	%	%
Ralph Lauren	564,508[2]	1.5%	21,881,276[3]	100%	85.2%
Patrice Louvet	42,166[4]	*	—	—	*
Jane Nielsen	47,572[5]	*	—	—	*
Justin Picicci	2,575[6]	*	—	—	*
Halide Alagoz	21,247[7]	*	—	—	*
David Lauren	3,608[8]	*	—[9]	—	*
Angela Ahrendts	9,973[10]	*	—	—	*
Frank A. Bennack, Jr.	31,842[11]	*	—	—	*
Debra Cupp	3,984[12]	*	—	—	*
Linda Findley	9,973[13]	*	—	—	*
Michael A. George	15,558[14]	*	—	—	*
Valerie Jarrett	5,496[15]	*	—	—	*
Hubert Joly	30,253[16]	*	—	—	*
Darren Walker	7,452[17]	*	—	—	*
Wei Zhang	2,315[18]	*	—	—	*
The Vanguard Group	5,285,407[19]	13.7%	—	—	2.1%

50	Ralph Lauren 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

	Class A Common Stock		Class B Common Stock[1]		Voting Power of Total Common Stock %
	Number	%	Number	%	%
BlackRock, Inc.	2,376,511[20]	6.1%	—	—	*%
All directors and executive officers as a group (16 persons21)	1,344,736[22]	3.5%	21,881,276[3]	100%	85.5%

*	Less than 1.0%
1.
Each share of Class B Common Stock is convertible at the election of the holder into one share of Class A Common Stock. Each share of Class B Common Stock currently owned by Mr. R. Lauren (or any Class B Permitted Holder), may not be transferred other than to another Class B Permitted Holder, except pursuant to a merger, consolidation or business combination pursuant to which all of the outstanding shares of each class of Common Stock and Preferred Stock of the Company is being acquired. In addition, at such time as a person ceases to be a Class B Permitted Holder, any and all shares of Class B Common Stock held by that person shall automatically convert into shares of Class A Common Stock.

2.
For Mr. R. Lauren, includes 35,854 shares of Class A Common Stock indirectly held by Mr. R. Lauren in a revocable trust of which he is the sole trustee and beneficiary. Does not include (i) unvested performance-based stock awards with respect to 143,597 shares of our Class A Common Stock, which are subject to upward or downward adjustment, and (ii) 519,234 vested time-based restricted stock units (“RSUs”) (the underlying shares of our Class A Common Stock for these RSUs will not be delivered until Mr. R. Lauren’s separation of service from the Company or, if earlier, upon a change in control (as defined in Mr. R. Lauren’s employment agreement)).

3.
For Mr. R. Lauren, includes (i) 12,282,954 shares of Class B Common Stock held by a revocable trust of which Mr. R. Lauren is the sole trustee and sole beneficiary, (ii) an aggregate of 4,289,028 shares of Class B Common Stock held by trusts established for the benefit of Mr. R. Lauren’s descendants and of which Mrs. R. Lauren is a trustee and of which Mr. R. Lauren has the power to remove and replace the trustees, provided that Mr. R. Lauren may not serve as the replacement trustee and the replacement trustee is not related or subordinate to Mr. R. Lauren, (iii) 2,370,956 shares of Class B Common Stock held by a trust established for the benefit of Mrs. R. Lauren’s descendants, and of which Mr. R. Lauren has the power to remove and replace the trustee, provided that Mr. R. Lauren and Mrs. R. Lauren may not serve as the replacement trustees, (iv) 44,631 shares of Class B Common Stock held by a trust established for the benefit of Mrs. R. Lauren and Mr. R. Lauren’s descendants, and over which Mr. R. Lauren has the power to remove and replace the trustee, provided that the replacement trustee may not be anyone related or subordinate to him, (v) 51,365 shares of Class B Common stock held by a trust of which Mr. R. Lauren is the sole trustee, and (vi) 2,842,342 shares of Class B Common Stock held by the Lauren Family, L.L.C., a limited liability company of which Mr. R. Lauren has the power to remove and replace the managers (currently Andrew Lauren, Mr. D. Lauren and Dylan Lauren, all children of Mr. R. Lauren and Mrs. R. Lauren), provided that any such replacement manager is not Mr. R. Lauren or related to or subordinate to Mr. R. Lauren (the “Lauren Family L.L.C.”). Actions by the Lauren Family, L.L.C. require the consent of a majority of the managers. The Lauren Family L.L.C. qualifies as a Class B Permitted Holder.

4.
For Mr. Louvet, does not include (i) unvested performance-based stock awards with respect to 80,484 shares of Class A Common Stock, which are subject to upward or downward adjustment, (ii) 16,383 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered August 15, 2025), (iii) 30,850 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in two equal annual installments on August 15, 2025 and August 15, 2026), and (iv) 42,459 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in three equal annual installments beginning on August 15, 2025).

5.	For Ms. Nielsen, does not include unvested performance-based stock awards with respect to 37,029 shares of Class A Common Stock, which are subject to upward or downward adjustment.
6.
For Mr. Picicci, does not include (i) unvested performance-based stock awards with respect to 3,260 shares of Class A Common Stock, which are subject to upward or downward adjustment, (ii) 1,877 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered August 15, 2025), (iii) 4,308 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in two equal annual installments on August 15, 2025 and August 15, 2026), and (iv) 3,639 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in three equal annual installments beginning on August 15, 2025).

7.
For Ms. Alagöz, does not include (i) unvested performance-based stock awards with respect to 8,663 shares of Class A Common Stock, which are subject to upward or downward adjustment, (ii) 2,048 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered August 15, 2025), (iii) 3,336 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in two equal annual installments on August 15, 2025 and August 15, 2026), and (iv) 4,548 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in three equal annual installments beginning on August 15, 2025).

8.
For Mr. D. Lauren, does not include (i) unvested performance-based stock awards with respect to 6,540 shares of Class A Common Stock, which are subject to upward or downward adjustment, (ii) 1,323 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for

Ralph Lauren 2025 Proxy Statement	51

Security Ownership of Certain Beneficial Owners and Management

these RSUs will be delivered August 15, 2025), (iii) 2,780 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in two equal annual installments on August 15, 2025 and August 15, 2026), and (iv) 3,033 unvested RSUs (the underlying shares of our Class A Common Stock, net of shares withheld for taxes, for these RSUs will be delivered in three equal annual installments beginning on August 15, 2025).
9.
An aggregate amount of 2,842,342 shares of Class B Common Stock are held by Lauren Family, L.L.C. of which Mr. D. Lauren is one of the three current managers, along with Andrew Lauren and Dylan Lauren. Actions by the Lauren Family, L.L.C. require the consent of a majority of the managers. Mr. R. Lauren has the power to remove and replace the managers, provided that any such replacement manager is not Mr. R. Lauren or related to or subordinate to Mr. R. Lauren.

10.	For Ms. Ahrendts, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
11.	For Mr. Bennack, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
12.	For Ms. Cupp, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
13.	For Ms. Findley, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
14.	For Mr. George, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
15.	For Ms. Jarrett, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
16.	For Mr. Joly, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
17.	For Mr. Walker, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
18.	For Ms. Zhang, includes 996 RSUs vesting within 60 days of the Record Date, the Class A shares for which will be delivered on July 31, 2025.
19.
According to a Schedule 13G/A filed on November 12, 2024, The Vanguard Group (“Vanguard”) is the beneficial owner of 5,285,407 shares of Class A Common Stock with the shared power to vote or direct the vote over 37,103 shares of Class A Common Stock, sole dispositive power over 5,142,754 shares of Class A Common Stock and shared dispositive power over 142,653 shares of Class A Common Stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

20.
According to a Schedule 13G/A filed on April 17, 2025, BlackRock, Inc. (“BlackRock”) may be deemed the beneficial owner of 2,376,511 shares of Class A Common Stock beneficially owned by its subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, BlackRock Advisors (UK) Limited, BlackRock Asset Management North Asia Limited, and BlackRock Fund Managers Ltd, with the sole power to vote or direct the vote over 2,284,175 shares of Class A Common Stock and sole dispositive power over 2,376,511 shares of Class A Common Stock. BlackRock’s address is 50 Hudson Yards New York, New York 10001.

21.	Includes Robert Ranftl, who was appointed as an executive officer, Chief Operating Officer, effective as of March 30, 2025.
22.
Includes RSUs vested as of the Record Date or within 60 days thereafter representing 8,964 shares of Class A Common Stock. Does not include (i) 290,064 unvested performance-based stock awards, a portion of which are subject to upward or downward adjustment, (ii) 128,619 unvested RSUs, and (iii) 519,233.98 vested RSUs (the underlying shares of our Class A Common Stock for these RSUs will not be delivered to Mr. R. Lauren until his separation of service from the Company or if earlier, upon a change in control), granted under the 1997 Stock Incentive Plan.

52	Ralph Lauren 2025 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers to file initial reports of ownership and reports of changes in ownership of our Class A Common Stock with the SEC and to provide copies of these reports to us. These filing requirements also apply to certain beneficial owners of more than 10% of our Class A Common Stock. To our knowledge, based solely on our review of the copies of Section 16(a) reports furnished to us during and with respect to Fiscal 2025 and on written representations from certain reporting persons, all reportable transactions during Fiscal 2025 were reported on a timely basis.

Ralph Lauren 2025 Proxy Statement	53

Director Compensation
For Fiscal 2025, the compensation for non-employee directors was as follows:

Type of Compensation	Compensation Amount
Annual retainer for each non-employee director[1]	$95,000
Additional annual retainer for Lead Independent Director[1]	$50,000
Additional annual retainer for the Chair of each Board Committee[1]	• Chair of the Audit Committee: $30,000 • Chair of the Talent Committee: $30,000 • Chair of the Nominating Committee: $30,000 • Chair of the Finance Committee: $30,000
Annual retainer for member of each Board Committee[1]	• Audit Committee Member: $15,000 • Talent Committee Member: $15,000 • Nominating Committee Member: $15,000 • Finance Committee Member: $15,000
Annual equity award[2]	Target equity value of $170,000, which is delivered in the form of restricted stock units of Class A Common Stock. These restricted stock units vest on the one year anniversary of the grant.

1.	The annual retainers are paid to the non-employee directors in quarterly installments in arrears.
2.
The annual equity award to non-employee directors is awarded on the date of the Annual Meeting of Stockholders each year to those non-employee directors who join the Board on the date of the Meeting or have served as directors in the preceding fiscal year.

STOCK OWNERSHIP GUIDELINES
Our Board and Talent Committee believe it is important for our NEOs, key members of our senior management team, and our non-employee directors to build and maintain a long-term ownership position in the Company, to further align their financial interests with those of our stockholders, and to encourage the creation of long-term value. The Talent Committee has established stock ownership guidelines for our non-employee directors, our NEOs, and select other members of our senior management group. Further details on the guidelines for NEOs and certain members of our senior management group are provided in “Compensation Discussion and Analysis – Executive Stock Ownership Guidelines.”
The current stock ownership guidelines for the non-employee directors are as follows:
•	Ownership requirement is defined as a multiple of annual cash retainer. The target for directors is set at five times the annual cash retainer.
•
There is a hold-and-retain requirement of 50% of net equity proceeds acquired through the vesting of restricted shares and RSUs and the exercise of stock options until the stock ownership target is attained.

54	Ralph Lauren 2025 Proxy Statement

Director Compensation

•	In addition to counting shares owned outright by the director or his or her family members, unvested restricted shares and RSUs count toward the achievement of ownership targets.
•	As of the Record Date, all non-employee directors who were covered under stock ownership guidelines exceeded their Fiscal 2025 stock ownership target.
We reimburse our non-employee directors for reasonable travel and other related expenses to attend Board and Committee meetings and for director education courses. Non-employee directors are also provided with a merchandise discount on most of our products.
DIRECTOR COMPENSATION TABLE
The following table provides information concerning the compensation of those individuals who served as our non-employee directors during Fiscal 2025. Directors who are our employees receive no compensation for their services as directors and do not serve on any Committees of the Board.

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Total ($)
Angela Ahrendts	155,000	170,036	325,036
Frank A. Bennack, Jr	125,000	170,036	295,036
Debra Cupp	117,500	170,036	287,536
Linda Findley	170,000	170,036	340,036
Michael George	170,000	170,036	340,036
Valerie Jarrett	155,000	170,036	325,036
Hubert Joly	175,000	170,036	345,036
Darren Walker	125,000	170,036	295,036
Wei Zhang	125,000	170,036	295,036

1.	Reflects the amount of fees paid in arrears for Fiscal 2025 per the retainers set forth in the table above based on timing of appointments to Committees or as Chairs thereof, as applicable.
2.
We granted annual stock-based awards to non-employee directors on the same day as the annual stockholders meeting in the amount of $170,036, representing the aggregate grant date fair value of the annual grant, made on August 1, 2024, of 985 restricted stock units of the Company’s Class A Common Stock, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification topic 718.

Ralph Lauren 2025 Proxy Statement	55

Director Compensation

DIRECTOR EQUITY TABLE
At the end of Fiscal 2025, each individual who served as a non-employee director during Fiscal 2025 held restricted stock units of our Class A Common Stock as follows:

Restricted Stock Units[1]
Angela Ahrendts	992.5
Frank A. Bennack, Jr.	992.5
Debra Cupp	992.5
Linda Findley	992.5
Michael George	992.5
Valerie Jarrett	992.5
Hubert Joly	992.5
Darren Walker	992.5
Wei Zhang	992.5

1.
Includes Dividend Equivalent Units that are subject to the same vesting provisions as the underlying restricted stock units and are accrued in the form of additional restricted stock units each quarter and credited to each non-employee director’s holdings.

56	Ralph Lauren 2025 Proxy Statement

Ralph's
COFFEE

DRIVER ONE

Elevate and Energize our Lifestyle Brand

Compensation Discussion
& Analysis
NAMED EXECUTIVE OFFICERS
This Compensation Discussion and Analysis (“CD&A”) explains our executive compensation programs for the following individuals, all of whom were deemed to be named executive officers (“NEOs”) during Fiscal 2025.

Name	Title
Ralph Lauren	Executive Chairman and Chief Creative Officer
Patrice Louvet	President and Chief Executive Officer (“CEO”)
Justin Picicci[1]	Chief Financial Officer (“CFO”)
Halide Alagoz	Chief Product & Merchandising Officer
David Lauren	Chief Branding and Innovation Officer, Vice Chairman of the Board, Strategic Advisor to the CEO and President of The Ralph Lauren Corporate Foundation (“Chief Branding and Innovation Officer”)
Jane Nielsen[2]	Former Chief Financial Officer and Chief Operating Officer (“Former CFO and COO”)

To inspire the dream of a better life through authenticity and timeless style.

1.	Mr. Justin Picicci was appointed CFO effective May 23, 2024.
2.
Ms. Jane Nielsen was CFO until May 22, 2024 and continued in her role as COO until March 29, 2025, when her employment ended, following the successful transition of the CFO role to Mr. Picicci. Mr. Robert Ranftl was appointed COO effective March 30, 2025.

The CD&A includes the following:

CD&A Section	What’s included?
Executive Summary
Highlights of our executive compensation program, including Fiscal 2025 compensation decisions, how we connect pay with performance and Company achievements, and an overview of our executive compensation governance practices

Stockholder Feedback and Talent Committee Response	Our stockholder engagement process and Talent Committee consideration of Say on Pay votes, and a preview of our Fiscal 2026 executive compensation program
Governance	Summary of the factors considered by the Talent Committee in compensation goal setting, the key participants in our executive compensation process and the role each plays in decision-making
Key Components of Executive Compensation	A description of the principal components of our executive compensation program, including pay mix and specific details regarding decisions made within each element
Other Compensation, Executive Stock Ownership Guidelines, and Related Considerations	A summary of employee benefits and perquisites, Fiscal 2025 stock ownership guidelines, and other related compensation considerations

58	Ralph Lauren 2025 Proxy Statement

Compensation Discussion & Analysis

EXECUTIVE SUMMARY
FISCAL 2025 PERFORMANCE HIGHLIGHTS
At Ralph Lauren Corporation, we are consistently working to bring to life our Purpose of “Inspiring the dream of a better life, through authenticity and timeless style” and creating long-term sustainable value for all our stakeholders (including our employees, consumers, stockholders, partners/suppliers and communities we live and operate in). We delivered against our multi-year Strategic Plan in its third and final year, which focuses on three key pillars: Elevate and Energize our Lifestyle Brand, Drive the Core and Expand for More, and Win in Key Cities with our Consumer Ecosystem. We did this while continuing to manage through a highly dynamic global operating environment by harnessing the power of our iconic brand as we elevated our positioning, expanded across geographies and demographics and cut through culture across fashion, celebrity, sports, gaming and music moments. At the same time, our teams continue to operate with discipline, agility and strength through multiple headwinds in the broader environment, including tariffs, inflationary pressures, and other consumer spending-related headwinds, global supply chain disruptions, and foreign currency volatility, among other factors.
These efforts led to strong financial performance in Fiscal 2025, exceeding our expectations. We reported growth across our key financial results, including Total Company Revenue and Adjusted Operating Income growth compared to the prior year. We also delivered very strong recent total shareholder return results and meaningfully outperformed both our PSU Comparator Group and the S&P 500 Index in each of the one-year, three-year, and five-year periods ended Fiscal 2025.
This was a result of our team’s exceptional execution and our sustainable and resilient strategy, with multiple diversified drivers for long-term growth and value creation.
Results of our Strategic Plan included:
•	Elevate and Energize Our Lifestyle Brand
−
Delivered sustainable growth in new customer acquisition and loyalty with 5.9 million new consumers in our direct-to-consumer channels and accelerated net promoter scores led by younger, higher value and less price-sensitive cohorts

−
Created and invested in powerful key brand moments to drive authentic connections with consumers around the world, notably: our Paris 2024 Summer Olympics campaign as official outfitter of Team USA; our dynamic annual sponsorships of the US Open, Wimbledon and Australian Open Tennis Championships; the launch of our Very Ralph documentary in Shanghai; and our Spring 2025 World of Ralph Lauren fashion show, inspired by the natural beauty and quiet sophistication of coastal living in the Hamptons

•	Drive the Core and Expand for More
−
Increased average unit retail by 9% across our direct-to-consumer network in Fiscal 2025, on top of an 11% increase last year, reflecting the durability of our multi-pronged elevation approach, our growing brand desirability and strong full-price selling trends

−
Drove continued momentum in our Core business, which grew low double-digits to last year, along with our high-potential categories (Women’s Apparel, Outerwear and Handbags), which increased mid-teens to last year in constant currency. Growth in both Core and our high-potential categories outpaced total Company growth

−
Product highlights included: our Artist in Residence collections; the launch of our newest fragrance Polo 67, inspired by the world of sports with a global campaign featuring New York Yankees captain Aaron Judge; our limited-edition Polo ID collaboration with Mr. Bags in China; and our Ralph Lauren Pink Pony collection, supporting our longstanding commitment to cancer care

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Compensation Discussion & Analysis

•	Win in Key Cities with Our Consumer Ecosystem
−
By region, revenue growth was led by Europe, up 11% on both a reported and constant currency basis to last year. Asia grew 9% on a reported basis and 12% in constant currency to last year, with China delivering high-teens growth in both reported and constant dollars. North America returned to growth, up 3% on a reported basis and 4% in constant currency, with continued momentum in our direct-to-consumer channels while our wholesale business improved sequentially from the prior year

−
Continued to expand and scale our key city ecosystems, including: new stores at Jackson Street in San Francisco, Shenzhen MixC World, Hong Kong Pacific Place, and Beijing China World Mall; our renovated World of Ralph Lauren store on Chicago’s Michigan Avenue, including our iconic RL restaurant and our first Ralph’s Coffee shop in the Midwest; and our Ralph Lauren Collection women’s shop in Harrods London, one of our most elevated spaces to date

In addition, our business is supported by our fortress foundation, which we define through our five key enablers, including: our people and culture, best-in-class digital technology and analytics, superior operational capabilities, a powerful balance sheet, and leadership in citizenship and sustainability.
Following a 9% increase in Fiscal 2023 and a 10% in Fiscal 2025, we again increased our quarterly dividend by 10% in Fiscal 2026. We also returned a total of $625 million to stockholders in Fiscal 2025 through dividends and share repurchase programs, with our share buybacks more than offsetting the dilutive effect of our share-based employee compensation plans.
•
For the past several years, our Company has exerted significant efforts in our Employee Value Proposition positioning ourselves as a “best place to work” and a “company of choice” by supporting our culture of inclusion and employee well-being, which is supporting our recruitment and retention of top talent. As a result of our efforts, our Company’s Fiscal 2025 recognition achievements and distinctions include being named to:

−	Fortune
•	World’s Most Admired Companies 2024
•	World’s Most Admired Companies 2025
FISCAL 2025 EXECUTIVE COMPENSATION HIGHLIGHTS
Aligned with our Strategic Plan and based on the feedback received from our stockholders in Fiscal 2024 and following review and discussion with management and our independent consultants, and the Talent Committee, we included key financial measures in both our short- and long-term incentive compensation plans in Fiscal 2025.
•
Overall, our key financial results for Fiscal 2025 were strong with Total Company Revenue and Adjusted Operating Profit Margin each significantly exceeding the target set. Each of these measures were weighted 40% in the short-term incentive plan.

$7,145.1M Total Company Revenue	14.3% Adjusted Operating Profit Margin

−	Total Company Revenue was $7,145.1 million on a constant dollar basis, or 105% of target, $513.7 million greater than Fiscal 2024 results of $6,631.4 million on a reported dollar basis.
−	Adjusted Operating Profit Margin was 14.3% on a constant dollar basis, or 107.4% of target, greater than Fiscal 2024 results of 12.5% on a reported dollar basis.

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•
For Fiscal 2025 short-term incentives, we included a strategic growth accelerators revenue metric, which consisted of revenue from our Women’s Apparel, Outerwear, and Handbags & Small Leather Goods products based on the percentage growth over the prior year period (“Strategic Growth Accelerators Revenue”), which was weighted 10%, to spotlight our high-potential growth areas and a Total Company selling, general and administrative expense excluding marketing & advertising expense as a percent of total revenue (“Adjusted SG&A Expense”), which was weighted 10%, with the focus on operational excellence. Strategic Growth Accelerators Revenue results were 15.4% greater than Fiscal 2024 results and above target and the results of the Adjusted SG&A Expense metric were slightly below target.

•
We maintained citizenship and sustainability metrics in the form of a scorecard as our strategic goal modifier to our Fiscal 2025 short-term incentive plan to support our commitment to create positive social and environmental impacts across our Company, our industry and society. We met or exceeded the strategic goal modifier targets and as a result the Talent Committee determined that a 10% upward adjustment would be made to the bonus payout under the short-term incentive plan.

•
In Fiscal 2025, our financial results were significantly above target. These results combined with above target results of the Strategic Growth Accelerators Revenue and the near target results of Adjusted SG&A Expense resulted in maximum payouts of 200% of target for our NEOs in our short-term incentive plan. Our strong results would have calculated to a 204.6% payout as a percent of target but we cap our NEOs at 200%.

•
We significantly outperformed the companies in the PSU Comparator Group with regard to three-year relative Total Shareholder Return (“TSR”) resulting in above target payouts for our Performance Share Units (“PSUs”) based on three-year TSR for Fiscal 2023-2025.

•
The results for PSUs based on cumulative three-year Adjusted Return on Invested Capital (“Adjusted ROIC”) for Fiscal 2023-2025 were significantly above target, resulting in payouts of 200% of target for these PSUs.

TOTAL SHAREHOLDER RETURN (“TSR”) PERFORMANCE
Our TSR for recent periods, relative to our Fiscal 2025 PSU Comparator Group detailed on page 77 and the S&P 500, is set forth below. TSR is based on stock price appreciation, plus dividends reinvested, with starting and ending share prices based on average closing stock prices for the 20 trading days ending immediately prior to the beginning and end of the performance period. We had very strong TSR results in all three periods with 1-year Fiscal 2025, 3-year Fiscal 2023-2025, and 5-year Fiscal 2021-2025, substantially outperforming the PSU Comparator Group and S&P 500 Index.

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Compensation Discussion & Analysis

COMPENSATION PROGRAM PHILOSOPHY & OBJECTIVES
The goal of our competitive executive compensation program is to attract, inspire and reward passionate, talented and creative employees who are dedicated to our Purpose of “Inspiring the dream of a better life, through authenticity and timeless style.” Our compensation programs are designed to reward sustained business growth and results and are intended to drive stockholder value through the following principles:

•  Strong pay-for-performance alignment by rewarding progress on our highest priority strategic and financial goals, balancing the interests of our five stakeholder groups: Our Employees, Our Customers, Our Stockholders, Our Partners/Suppliers, and Our Communities.

• Achieve competitive compensation practices and levels on total compensation.

•  Strike the right balance of variable and fixed pay by awarding a meaningful portion of compensation in variable rather than fixed pay, with a significant portion in the form of long-term equity awards.

• Maintain globally consistent bonus and stock targets to support movement of talent and internal pay equity.
• Reward and motivate top talent, including high performers and those with high potential.
• Inspire creativity and collaboration (“one team,” “one strategy”).
• Design a simple, consistent, and transparent plan.

HOW WE CONNECTED PAY TO PERFORMANCE FOR FISCAL 2025
We utilized financial performance measures in our Fiscal 2025 short- and long-term incentive compensation plans to align with our strategic priorities and stockholder value creation. To support this alignment, specific performance measures are reviewed annually and discussed among the management team, outside compensation consultants, and the Talent Committee, considering feedback received from our top institutional stockholders during our annual stockholder outreach calls.
With respect to our short-term incentive plan, Adjusted Operating Profit Margin (40%) and Total Company Revenue (40%) were evenly weighted metrics in an effort to focus our executives on profitable growth. Metrics in our short-term incentive plan also included Strategic Growth Accelerators Revenue (weighted at 10%) and Adjusted SG&A Expense (weighted at 10%) which were intended to spotlight our high potential growth areas and focus on operational excellence, respectively. Given our continued strategic focus on citizenship and sustainability, we also included citizenship and sustainability metrics again in our short-term incentive plan as the strategic goal modifier which enables the short-term incentive payout to be adjusted up or down 5% or 10% of payout based on metrics tied to the Company based on progress on related key performance indicators (“KPIs”). Details of the strategic goal modifier can be found under “Key Components of Executive Compensation: Annual Cash Incentive Awards – Fiscal 2025.”
With respect to our long-term incentive plan, 50% of the annual equity award is based on performance-based metrics for our NEOs except for Mr. R. Lauren who has 100% of his annual equity award based on performance-based metrics. Consistent with the Fiscal 2024 design, our Fiscal 2025 long-term equity-based incentive awards are based on three-year Adjusted ROIC and Relative TSR. We selected Adjusted ROIC as a metric to provide a clear link to value creation for our stockholders over time, reward management for successful decisions on capital allocation and investments and differentiate measures in bonus and equity plans to prevent overlap. We also selected Relative TSR as a metric to further enhance the link between executive compensation outcomes and the experience of our stockholders.
FISCAL 2025 PAYOUT OF SHORT-TERM ANNUAL INCENTIVE: EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN (“EOAIP”)
In Fiscal 2025, our financial and operational results were strong and exceeded targets. Financial results for Total Company Revenue and Adjusted Operating Profit Margin were significantly above target, Strategic Growth Accelerators Revenue results were above target and Adjusted SG&A Expense results were slightly below target, resulting in near maximum payouts of 186% for our NEOs in our short-term incentive plan. We met or exceeded the strategic goal modifier targets and as a result the Talent Committee determined that a 10% upward adjustment would be made to the bonus payout under the short-term incentive plan.

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1.	Includes impact of adjustments approved by the Talent Committee, including restructuring and other charges.
2.
Includes impact of the strategic goal modifier, which can adjust bonus payment by as much as -10% to +10%. For Fiscal 2025, as determined by the Talent Committee, there was a 10% upward adjustment for the strategic goal modifier. Bonus payments for NEOs are capped at 200% of Target, including strategic goal modifier. Any adjustment in the annual bonus attributable to the strategic goal modifier is not applicable to Mr. R. Lauren.

FISCAL 2025 LONG-TERM EQUITY-BASED INCENTIVES PROGRAM DESIGN
The Fiscal 2025 long-term equity-based incentive awards are summarized below.

Fiscal 2025 Awards Granted	Performance Measure	Performance Period	Ralph Lauren Mix	Other NEO Mix
PSUs – Adjusted ROIC[1]	Adjusted ROIC	Fiscal 2025 – Fiscal 2027	50%	25%
PSUs – Relative TSR[1]	Relative TSR	Fiscal 2025 – Fiscal 2027	50%	25%
Restricted Stock Units (“RSUs”)[2]	N/A (Time-based)	N/A (Three-year pro-rata vesting)	0%	50%

1.	Represents 50% of annual equity award for Mr. R. Lauren and 25% of annual equity award for the other NEOs for each respective fiscal year of the performance period.
2.	Represents 50% of annual equity award for NEOs except for Mr. R. Lauren.

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Compensation Discussion & Analysis

FISCAL 2025 PAYOUTS OF FISCAL 2023 LONG-TERM EQUITY-BASED INCENTIVES PROGRAM
The Fiscal 2023 performance-based awards that vested in June 2025 are summarized below:

Fiscal 2023 Awards	Performance Period	Total Amount Paid as a Percent of Target
PSUs – Adjusted ROIC[1]	Fiscal 2023 – Fiscal 2025	200%
PSUs – Relative TSR[1]	Fiscal 2023 – Fiscal 2025	180.88%

1.
Represents 50% of annual equity award for Mr. R. Lauren and 25% of annual equity award for the other NEOs for each respective fiscal year of the performance period. The other 50% of the annual equity award for the other NEOs is in the form of time-based RSUs.

The actual payout detail earned for Fiscal 2023 PSUs-Adjusted ROIC and Fiscal 2023 PSUs-TSR are further described below under “Previously Awarded Long-Term Equity-Based Incentives that Vested in June 2025.”
OVERVIEW OF EXECUTIVE COMPENSATION GOVERNANCE PRACTICES
We seek to maintain high standards with respect to the governance of our executive compensation programs. Key features of our compensation policies and practices that aim to drive performance and align with stockholder interests are highlighted below.

Our Compensation Practices (What we do)
At-Risk Compensation: Our incentive-based compensation represents a significant portion of our executives’ compensation (90% or more for both our Executive Chairman and Chief Creative Officer and our President and CEO).

Stock Ownership Guidelines: We require our NEOs and other select members of our senior management to own a meaningful amount of our Common Stock, worth one to six times their base salary, depending on their positions.

Double Trigger Vesting: We provide for double-trigger vesting following a change in control for equity awards for all participants in our long-term incentive plan.

Clawback Policies: We have clawback policies for our executive officers that are subject to robust recoupment requirements in the event the Company is required to restate its financial statements. See “Related Considerations – Clawback Policies” below for a more detailed description of each of our clawback policies.

Fixed Share Authorization: Our long-term incentive plan does not provide for an evergreen feature that would automatically replenish the shares available for issuance under the plan.
Caps on Incentive Payouts: We impose maximum caps on payouts under our short- and long-term incentive plans.

Annual Review: We conduct an annual review of our executive compensation program to ensure it rewards executives for performance against clear metrics that align with our Strategic Plan and stockholder interests, retains top talent, and discourages unnecessary risk-taking by our executives.

Regular Review of Programs with Top Institutional Investors: We annually review our compensation programs with our top institutional investors to solicit their feedback for consideration.
Regular Review of Share Utilization: We regularly evaluate share utilization levels and review the dilutive impact of stock compensation.
Independent Consultant: We work with an independent compensation consultant retained by the Talent Committee.
Independent Talent Committee: Our Talent Committee is composed solely of independent directors.

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Our Prohibited Compensation Practices (What we don’t do)	No Guaranteed Increases: We do not guarantee salary increases or annual incentives for our NEOs.
No Hedging or Pledging: We prohibit the hedging or pledging of the Company’s stock by directors, officers, or other employees of the Company.
No Excise Tax Gross Ups: We do not provide any tax gross ups.
No Discount Grants: We do not provide for grants of any equity below fair market value.
STOCKHOLDER FEEDBACK AND THE TALENT COMMITTEE RESPONSE
SAY ON PAY ADVISORY VOTE
In making executive compensation decisions during Fiscal 2025, the Talent Committee considered the results of the non-binding, advisory proposal on our executive compensation philosophy, policies, and practices (“Say on Pay”) as set forth in our 2024 Proxy Statement. At our 2024 Annual Meeting of Stockholders, we received 97% stockholder support for our executive compensation program and, based on our review of results and discussions with certain stockholders, believe we had support from nine of our top 10 stockholders.
STOCKHOLDER OUTREACH

In Fiscal 2025, subsequent to the 2024 Annual Meeting of Stockholders, and consistent with our cadence since 2017, we met with eight of our largest stockholders, representing approximately 30% of Class A shares outstanding, to discuss our compensation and governance practices. Our Lead Independent Director attended the majority of the calls. The focus of these investor-led calls was to:
•
Share our Employee Value Proposition – The ability to recruit, grow and retain our teams is critical to the success of our Company. Recent accomplishments to position ourselves as a company of choice and best place to work include:

−	Scoring above the high performing retail norm in employee engagement, including pride to work for the Company, a sense of belonging, and feeling valued as an employee of the Company.
−	We are working towards achieving 100% pay equity globally by ensuring hires and pay changes are equitable
−	Receiving numerous awards over the past four years, including 2025, as a best place to work.
•	Review our compensation programs

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Compensation Discussion & Analysis

−
Based on the feedback received from our stockholders in Fiscal 2024, and aligned with our strategic priorities and following review and discussion with management and our independent consultants, the Talent Committee continued to utilize key financial measures in our short- and long-term incentive compensation plans for Fiscal 2025.

−	We added an Adjusted SG&A Expense metric to enhance our focus on operational excellence and maintained our strategic growth drivers revenue metric to spotlight high potential growth areas.
−
We continued to include citizenship and sustainability metrics as a strategic goal modifier in the short-term incentive plan to support our key citizenship and sustainability goals, including our initiatives to create with intent, protect our environment, and champion better lives.

−
We continued to utilize three-year Adjusted ROIC as a performance measure in our long-term equity-based incentive plan to provide a clear link to value creation for our stockholders over time, reward management for successful decisions on capital allocation and investments and differentiate measures in bonus and equity plans to prevent overlap and we maintained three-year relative TSR compared to our PSU Comparator Group. These financial metrics were selected with the purpose of driving sustainable long-term growth and value creation.

•	Discuss our Capital Structure and Board evolution
−
We have a dual-class capital structure, which we believe continues to be in the best interests of the Company. Our independent directors and Nominating Committee review our corporate governance, including our dual-class structure, annually so as to align with stockholder interests. Our Nominating Committee also discusses their review of our dual-class structure with Mr. R. Lauren, as Chairman of the Board, and relayed stockholder views on this structure and Mr. R. Lauren's and the Company's performance. We believe our stockholders benefit from the Company’s track record of success under the current structure, Mr. R. Lauren’s ongoing stewardship and loyalty to the Company, and the stability he provides. As Executive Chairman and Chief Creative Officer, a role in which he remains a hands-on and active participant, Mr. R. Lauren’s design, development, and aesthetic continues to be the guiding vision and strategy for our Company. In addition, Mr. R. Lauren continues to maintain a strong economic tie to the Company, including through his and his family’s holdings of Class A and B Common Stock, which represent an approximate 37% economic interest in the Company, evidencing his alignment with stockholder interests and comparable economic and voting power in the Company. We have also reviewed the costs to the Company of unwinding the dual-class structure based on similar precedent transactions and believe those costs would be detrimental to the Company and its stockholders.

−
We have an ongoing focus on Board evolution in recent years and believe that, to date, we have built a highly effective Board with a very strong and varied skill set and experience across retail, e-commerce and DTC, finance and capital allocation matters, sustainability and societal matters, data protection and cybersecurity, media and technology, and most recently Chinese market expertise, among others to provide effective oversight of the Company and create long-term sustainable growth through successful execution of our Strategic Plan.

−
We also have built a Board with a broadened diversity of backgrounds, skills and experiences, a lower average tenure of approximately 10 years, a decreased average age, and with the majority of our independent director nominees under 65 years of age.

•	Highlight our citizenship and sustainability efforts
−	We continue to make strong progress in our Timeless by Design strategy. Some key highlights and achievements that we reported in our Fiscal 2024 GC&S report, released in September 2024 include:
•
Creating timeless products with innovative materials and manufacturing processes including our Cradle to Cradle (C2C) Certified® Denim Flag Trucker Jacket, our first-ever Global Recycled Standard (GRS) certified 100% Recycled Cotton Polo and our first collection of Responsible Wool Standard (RWS)-certified sweaters.

•
Launching our Artist in Residence program with Diné (Navajo) artisan Naiomi Glasses to deliver beautiful, authentic products based on a first-of-its-kind model for mutually-beneficial cultural collaboration.

•	Continuing to phase out the use of coal in our supply chain and decreasing our absolute emissions against Fiscal 2020 baseline with a 33% reduction.

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LOOKING FORWARD TO FISCAL 2026
Based on feedback received from our stockholders in Fiscal 2025, the Talent Committee, in conjunction with management and its third-party independent compensation consultant, reviewed the design of the Fiscal 2026 compensation programs and made no changes to the Fiscal 2025 compensation program as it continues to align with our strategic priorities to elevate our brand and set ourselves up for long-term sustainable growth and value creation, with the exception of updating our strategic goal modifier.
For our Fiscal 2026 short-term incentive plan, in addition to the financial metrics of Total Company Revenue and Adjusted Operating Profit Margin, we will again include Strategic Growth Accelerators Revenue, aligning with our Strategic Plan, and Adjusted SG&A Expense metric, with focus on operational excellence. Artificial Intelligence (AI) metrics in the form of a scorecard will replace citizenship and sustainability metrics as the strategic goal modifier with KPIs tied to critical business priorities that focus our executives on AI literacy and enablement.
The financial measures used in our Fiscal 2026 long-term equity PSU program will continue to be based on three-year Adjusted ROIC and three-year relative TSR for Fiscal 2026-2028. Adjusted ROIC is used to provide a clear link to value creation for stockholders over time, reward management for successful decisions on capital allocation and investments and to differentiate the measures in the bonus and equity programs to avoid overlap.
Our PSU Comparator Group will consist of the following companies for Fiscal 2026:

Abercrombie & Fitch Co.	Hanesbrands Inc.	Nike, Inc.	Urban Outfitters, Inc.
Burberry Limited	Hugo Boss AG	Nordstrom, Inc.	V.F. Corporation
Capri Holdings Limited	Levi Strauss & Co.	PVH Corp.	Williams-Sonoma, Inc.
Dillard’s, Inc.	lululemon athletica inc.	RH
G-III Apparel, Ltd.	Macy’s Inc	Tapestry, Inc.
The Gap, Inc.	Moncler S.p.A.	Under Armour, Inc.

EXECUTIVE COMPENSATION GOVERNANCE
COMPENSATION GOAL SETTING
We are a high performing organization and we strive to set challenging goals for our short-term and long-term incentive compensation. The financial goals set for our Fiscal 2025 executive compensation plans were aligned with and supported our multi-year Strategic Plan.
•	Our senior management establishes overall parameters for growth and profitability after assessing our business opportunities and risks given the global consumer and retail landscape.
•
The Finance Committee reviews progress against the Strategic Plan at several points throughout the fiscal year, including review of KPIs, and recommends the proposed annual and multi-year financial plans to the Board for approval.

•	Our Board oversees the strategic planning process and approves the final Strategic Plan which is subject to further review and approval by the Finance Committee of the Board.
•
Our incentive plan targets are set at levels that align with the approved Strategic Plan and the financial guidance we provide to investors. At the time the financial goals are established, the Talent Committee, in consultation with its third-party independent compensation consultant, considers a variety of qualitative and quantitative factors, including the financial impact of incentive payouts above and below targets before establishing financial goals and the corresponding payout levels for incentives.

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Compensation Discussion & Analysis

DETERMINATION OF COMPENSATION FOR EXECUTIVES
Compensation Peer Group for Fiscal 2025. Based on a review and discussion with management and our independent consultants, the Talent Committee approved a compensation peer group (the “Compensation Peer Group”), in Fiscal 2025, with no change to the Fiscal 2024 Compensation Peer Group as the companies identified continue to provide an appropriate benchmark to better understand the competitiveness of our compensation program and used as a factor in considering Fiscal 2025 pay decisions. The Compensation Peer Group is separate from our PSU Comparator Group, which will continue to be used to assess our financial performance in determining potential long-term incentives vesting. The companies in the Compensation Peer Group were approved after consideration of revenue size, industry and business focus.
Our Compensation Peer Group consisted of the following companies for Fiscal 2025:

Abercrombie & Fitch Co.	G-III Apparel, Ltd.	lululemon athletica inc.	Under Armour, Inc.
American Eagle Outfitters, Inc.	The Gap, Inc.	Nike, Inc.	Urban Outfitters, Inc.
Capri Holdings Limited	Hanesbrands Inc.	PVH Corp.	V.F. Corporation
Foot Locker, Inc.	Levi Strauss & Co.	Tapestry, Inc.	Williams-Sonoma, Inc.

Market Data. We organize our business into the following three reportable segments: North America, Europe, and Asia. Our primary products include apparel for men, women and children, footwear & accessories, home furnishings, fragrance, and hospitality. As a result, we believe our product breadth, multi-channel distribution, and global reach are unique among luxury and apparel companies.
Accordingly, while the Talent Committee considers competitive market compensation paid by our Compensation Peer Group for our NEO pay and in establishing compensation programs, the Talent Committee considers several other factors in determining executive compensation levels and pay positioning to market, including:
•	Internal pay equity
•	Role proficiency
•	Nature and scope of responsibility
•	Individual executive’s current performance and expected future contributions
•	Succession planning considerations relative to development and retention
•	Our performance, financial plans, and budget
In order to succeed in the execution of our Strategic Plan, we will require the ability to attract and retain high level executive talent.
ROLE OF THE TALENT COMMITTEE
The primary responsibility of the Talent Committee is to, among other things, review and administer our compensation plans and to maintain oversight of the development of succession plans for certain key executive positions of senior management (“Executives”). Key responsibilities include, among others:
•	Review and approve the compensation and succession planning of the Executives
•	Review and approve the design and goals of the incentive plans
•	Review and report to the Board the organizational development of the Executives
•	Review and approve our stock ownership guidelines
•	Review and make recommendations to the Nominating Committee on Board compensation
•	Consult the Nominating Committee in its annual review of succession planning for the CEO and the Chairman of the Board

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The Talent Committee oversees the Company’s strategies and programs for talent development and retention, employee engagement and other human capital management strategies and initiatives as well as reviews executive compensation disclosures for the proxy statement and human capital disclosure for our Annual Report on Form 10-K.
The Talent Committee is also responsible for reviewing and approving employment agreements, as applicable, for each of our NEOs, which include their salary, bonus, and certain other compensation terms. For Fiscal 2025, in determining each NEO’s long-term incentive compensation pursuant to each of their employment agreements, as applicable, the Talent Committee considered our performance, long-term stockholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to each of our NEOs in prior years among such other factors as it deemed relevant. On an annual basis, the Talent Committee also reviews and approves the corporate performance goals and objectives relevant to the compensation payable to our NEOs. In addition, the Talent Committee regularly reviews the design and structure of our executive compensation programs to ensure that management’s interests are closely aligned with stockholders’ interests and that the compensation programs are designed to further our strategic priorities, including regarding citizenship and sustainability.
ROLE OF COMPENSATION CONSULTANTS
We engage compensation consultants to assist in reviewing our overall compensation strategy and total compensation package and to provide input on the competitive market for executive talent, evolving executive and director compensation market practices, program design and regulatory compliance. The Talent Committee retains an independent outside compensation consulting firm, Korn Ferry, to provide guidance in connection with the development and evaluation of compensation philosophy, policies and practices and significant executive compensation decisions. The Talent Committee has the sole authority to retain and terminate the independent compensation consulting firm and approve the firm’s fees and other retention terms.
In Fiscal 2025, the Talent Committee engaged Korn Ferry to provide independent advisory services. The Talent Committee meets with Korn Ferry regularly and as needed, in the Talent Committee’s sole discretion, and the consultant assists the Talent Committee by:
•	Attending Talent Committee meetings
•	Meeting with the Talent Committee without management present
•	Providing third-party data, advice and expertise on proposed executive compensation and awards and plan designs
•
Reviewing briefing materials prepared by management and outside advisers and advising the Talent Committee on the matters included in these materials, including the consistency of proposals with the Talent Committee’s compensation philosophy and comparisons to programs at other companies

•	Preparing its own analysis of compensation matters, including positioning of programs in the competitive market and the design of plans consistent with the Talent Committee’s compensation philosophy
•	Providing review and guidance on market trends, regulatory/legislative changes, and corporate governance trends
Fees for executive compensation services provided to the Talent Committee during Fiscal 2025 were $245,250. Korn Ferry also provides other services to the Company which must be approved by the Talent Committee. Fees for these other corporate services collected during Fiscal 2025 were $1,730,153 which included fees collected related to leadership and talent consulting services, digital products and services, and executive search services. The Talent Committee has made an assessment under the factors set forth in the NYSE rules and concluded that Korn Ferry is independent and that Korn Ferry’s work for the Talent Committee does not raise any conflicts of interest. In making this assessment, the Committee considered the other services that Korn Ferry provides to management and other Korn Ferry policies and processes in place.
Management continued to retain the services of Compensation Advisory Partners, LLC (“CAP”), as its compensation consultant. CAP’s role is to assist management in the development and analysis of executive compensation matters.

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Compensation Discussion & Analysis

FACTORS IN DETERMINING COMPENSATION FOR EXECUTIVES
Determining Compensation for Mr. R. Lauren, our Executive Chairman and Chief Creative Officer
The Talent Committee, in consultation with its independent compensation consultant and independent outside counsel, determined the compensation structure under Mr. R. Lauren’s employment agreement effective as of the beginning of Fiscal 2018 which was amended June 16, 2021, to extend the term for five years with no adjustment to compensation. Mr. R. Lauren serves as both Chief Creative Officer and Executive Chairman. Mr. R. Lauren’s role and his responsibilities were considered when setting Mr. R. Lauren’s compensation opportunity during Fiscal 2025 in accordance with the terms set forth in his employment agreement.
Mr. R. Lauren’s role is unique and critical, in particular given his dual-role, which is not typical for our peers in our industry, and which we believe have very highly compensated individuals serving in chief creative capacities. Mr. R. Lauren is included in this Proxy Statement as one of our NEOs because he serves as our Chairman, an executive officer, which we believe is not the general practice of other public companies with chief creative officers. As a result, we believe it is harder to compare our NEOs as a group with our peers. The Talent Committee believes that Mr. R. Lauren's leadership, vision and contributions to the Company are aligned with his compensation package, which is based on several factors including:

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Compensation Discussion & Analysis

Determining Compensation for Mr. Louvet, our President and Chief Executive Officer
Our CEO evaluation and succession planning process is led by our Lead Independent Director in partnership with the independent Chairs of our Nominating Committee and Talent Committee, and we conduct a concurrent review of the CEO annual performance evaluation and succession planning. Their assessment is supported by independent consultant assessments and consultation with our Executive Chairman.
In determining the compensation for Mr. Louvet in Fiscal 2025, the Talent Committee, in consultation with its independent compensation consultant, considered:

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Compensation Discussion & Analysis

Determining Compensation for our Other NEOs
In determining the compensation of our other NEOs, the Talent Committee also considered the impact and leadership structure required to support the ongoing global transformation and long-term growth of our business in a complex global environment.
EMPLOYMENT AGREEMENTS
All our NEOs have employment agreements, other than Mr. D. Lauren. Employment agreements for our NEOs were reviewed and approved by the Talent Committee, in consultation with its independent compensation consultant and the Talent Committee’s independently retained legal advisors, when requested, and reviewed and approved with Mr. Louvet’s input, with respect to NEOs other than himself and Mr. R. Lauren. The terms of Mr. D. Lauren’s compensation arrangement were determined based on his role in the organization and were also reviewed and approved by the Talent Committee.
The guidelines for salary, bonus, and certain other compensation components for each NEO with an employment agreement are set forth in such NEO’s respective employment agreement. The employment agreements also provide for certain benefits, including those in the event of various termination or change in control situations. We believe that providing for certain benefits in change in control situations enhances the value of the business by preserving the continuity of management during these potential situations and by focusing our senior executives on our long-term priorities.
See “Executive Employment Agreements and Compensatory Arrangements,” “Summary Compensation Table” and “Potential Payments Upon Termination or Change in Control” below for a more detailed description of the payments and benefits provided under each NEO’s employment agreement and other compensatory arrangements.
KEY COMPONENTS OF EXECUTIVE COMPENSATION
The principal elements of our senior executive compensation programs are summarized in the following table and described in more detail below.

Compensation Element	Performance-Based	Fiscal 2025 Objective
Base Salary		Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled employees.
Annual Cash Incentive Awards		Motivate and reward employees to achieve or exceed current-year financial and other strategic goals with variable cash compensation earned based on achieving pre-established annual goals.
Long-Term Equity-Based Incentive Awards
Align each employee’s interest with those of our stockholders and encourage executive decision-making that maximizes value creation over the long-term with variable equity compensation earned based on achieving pre-established long-term goals.

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Compensation Discussion & Analysis

COMPENSATION PROGRAMS PAY MIX
The charts below show the components and allocation of the variable and fixed elements that comprise the target total direct compensation for our NEOs at the end of Fiscal 2025. Total direct annual compensation represents base salary plus target bonus and target annual equity in place at the end of Fiscal 2025.

COMPENSATION ELEMENT: BASE SALARY
We pay base salaries to attract and retain talented executives and to provide a fixed base of cash compensation. Base salaries for each of our NEOs are determined and approved by the Talent Committee. In general, base salaries may be reviewed periodically by the Talent Committee and are provided in each NEO’s employment agreement.
As of the end of Fiscal 2024 and Fiscal 2025, the annual base salaries for our NEOs were as follows:

Name / Title	Fiscal 2024 Base Salary ($)	Fiscal 2025 Base Salary ($)	% Increase
Ralph Lauren Executive Chairman and Chief Creative Officer	1,750,000	1,750,000	0%
Patrice Louvet CEO	1,350,000	1,350,000	0%
Justin Picicci[1] CFO	600,000	700,000	16.7%[1]
Halide Alagoz Chief Product & Merchandising Officer	950,000	950,000	0%
David Lauren Chief Branding and Innovation Officer	950,000	950,000	0%
Jane Nielsen Former CFO and COO	1,050,000	1,050,000	0%

1	Mr. Picicci was appointed CFO effective May 23, 2024, with a salary increase commensurate with his new role.

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Compensation Discussion & Analysis

COMPENSATION ELEMENT: SHORT-TERM ANNUAL INCENTIVE PLAN
In Fiscal 2025, all our NEOs participated in the Executive Officer Annual Incentive Plan (the “EOAIP”), a stockholder-approved, short-term cash incentive bonus plan, in which the Talent Committee determines the eligible EOAIP participants from among our executive officers. The EOAIP is designed to promote strong executive decision-making and achievement that supports the realization of significant overall Company financial goals. Key features of the EOAIP are as follows:

Payouts
Payouts are based on distinct levels of achievement, which include threshold, target and maximum levels, established by the Talent Committee each year. In Fiscal 2025, the Talent Committee determined that the following performance levels were applicable to EOAIP participants:

	Threshold	The minimum level of performance that is required before the bonus plan pays out at 50% of the target level.
	Target	100% payment upon achievement of financial goals and strategic goals at target level as determined by the Talent Committee.
	Maximum	200% payment upon achievement at a superior level of performance.
Talent Committee Process and Authority
Process: Each year, we engage in an extensive and deliberate process to establish our performance measures and performance targets which are subject to the Talent Committee approval in consultation with its independent consultant. At the end of the fiscal year, the following approval process takes place:

•
After our independent auditors issue their audit opinion for the completed fiscal year, the Talent Committee determines the extent to which, if at all, financial performance has been achieved against pre-established targets;
•
Based upon the degree of achievement, the Talent Committee approves the annual cash incentive bonuses payable to each NEO under the EOAIP, as applicable; and
•
The Talent Committee believes that the performance of each of our NEOs is represented by the Company’s financial and other strategic performance results. Individual performance is not considered in determining their bonuses.

Authority: The Talent Committee has the authority to:
•
Determine the eligible EOAIP participants from among our executive officers;
•
Establish the performance goals at the beginning of the fiscal year and payout schedules, including any adjustments;
•
Establish the required achievement levels against pre-determined performance goals under the EOAIP; and
•
Exercise discretion to reduce or eliminate, but not increase, the bonus amounts payable under the EOAIP.

Annual Cash Incentive Awards – Fiscal 2025
As approved by the Talent Committee at the beginning of our fiscal year, the corporate performance measures selected for the short-term incentive plan were Fiscal 2025 Total Company Revenue and Total Company Operating Profit Margin, Strategic Growth Accelerators Revenue and Adjusted SG&A Expense metric. The Talent Committee believes that these measures align with stockholders’ interests, promote sustainable long-term stockholder value, and are aligned to the objectives of our Strategic Plan. The Fiscal 2025 financial targets were set at a level that would require a challenging level of performance aligned to support the financial guidance set forth in the Fiscal 2025 Strategic Plan communicated to stockholders.
Bonus Payouts for Fiscal 2025. Each of our NEOs was eligible for a bonus in Fiscal 2025 when we reached threshold performance of the full year financial measure targets including adjustments approved by the Talent Committee at the beginning of the fiscal year.
The following table outlines our Fiscal 2025 EOAIP target goals and actual performance as measured against those goals.

	Goals
Fiscal 2025 Performance Measure	Threshold 50%	Target 100%	Maximum 200%	Actual Results[1]	Actual Compensation Awarded as a % of Target[2]
Adjusted Operating Profit Margin (40% weight)[1]	12.8%	13.5%	14.1%	14.5%	186% for Mr. R. Lauren; 200% for our CEO and other NEOs
Total Company Revenue - $ millions (40% weight)	$6,489.7	$6,831.2	$7,172.8	$7,145.1
Strategic Growth Accelerators Revenue - % growth over prior year (10% weight)	4%	6%	10%	15.4%
Adjusted SG&A Expense as a % of revenue (10% weight)	47.7%	47.1%	46.4%	47.1%

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Compensation Discussion & Analysis

1.
Includes impact of adjustments approved by the Talent Committee, including restructuring and other charges and foreign currency effects. Reference Appendix B for a reconciliation of non-GAAP metrics to the most directly comparable GAAP measure.

2.
Includes impact of the strategic goal modifier, which can adjust bonus payment from -10% up to +10%. For Fiscal 2025, as determined by the Talent Committee, there was a 10% upward adjustment for the strategic goal modifier. Bonus payouts for NEOs are capped at 200% of Target, including strategic goal modifier. Any adjustment in the annual bonus attributable to the strategic goal modifier is not applicable to Mr. R. Lauren.

For Fiscal 2025, citizenship and sustainability metrics were set in the form of a scorecard as the strategic goal modifier, including five sustainability KPIs and five citizenship KPIs, to support the importance of our citizenship and sustainability strategy to create positive social and environmental impacts across our Company, our industry and society. Each of the NEOs, except for Mr. R. Lauren, may have their respective bonuses adjusted upwards 5% or 10% or downwards 5% or 10% based on the achievement of previously established strategic goals, up to a maximum bonus payout of 200% of target, including strategic goal adjustment.
Progress made against KPIs set in the form of a scorecard for the strategic goal modifier is noted in the chart below. All of the ten KPIs were determined by the Talent Committee to meet or exceed the Fiscal 2025 goal set. Based on the overall assessment of the scorecard, the Talent Committee determined that a 10% upward adjustment would be made to the bonus payout under the short-term incentive plan.

Scorecard	KPI	Actual Fiscal 2025 Achievement	Fiscal 2025 Progress Against Commitment Goal
SUSTAINABILITY	Climate (Coal Phase-Out): % of identified coal users that commit to eliminate coal by 2025	100% have committed to eliminate coal on or before 2025	Met Goal
	Sustainable Material: % of units meeting criteria	98% of units meet criteria	Exceeded Goal
	Zero Waste to Landfill: across global distribution centers	93% waste diverted across global distribution centers	Exceeded Goal
	Waste and Climate: Supplier Action	175 facilities have set 2030 GHG and water reduction roadmap	Exceeded Goal
	Chemical Use Transparency: by business with top suppliers	97% transparency by business	Exceeded Goal
CITIZENSHIP	Belonging: % employee survey	85% positive on employee survey	Exceeded Goal
	Employee survey: total company favorability	87% favorable, this goal supports our strategy: To create a culture of equality, inclusion and fairness for all	Met Goal
	Equitable Consideration: ensuring we continue to have diverse candidates at the VP level and above through interview process	High % of positions with female and People of Color (POC) candidates interviewed for leadership positions at the VP level and above	Exceeded Goal
	Responsible Purchasing Practices: Reduce the share of deferrals to secure timely payment and reduce the financial burden to our suppliers	17% reduction	Exceeded Goal
	Minority Business Enterprise and Women Suppliers: Included in open request for proposals	94% achievement	Exceeded Goal

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Compensation Discussion & Analysis

The table below sets forth the target bonus and actual Fiscal 2025 cash bonus for each of our NEOs:

Name / Title	Target Bonus ($)	Actual Fiscal 2025 Bonus ($)
Ralph Lauren[1] Executive Chairman and Chief Creative Officer	6,000,000	11,160,000
Patrice Louvet[1,2] CEO	4,050,000	8,100,000
Justin Picicci[1,2] CFO	685,440	1,370,879
Halide Alagoz[1,2] Chief Product & Merchandising Officer	950,000	1,900,000
David Lauren Chief Branding and Innovation Officer	950,000	1,900,000
Jane Nielsen[1,2] Former CFO and COO	1,837,500	3,675,000

1.	Target bonus amounts payable to Messrs. R. Lauren, Louvet and Picicci, and Mses. Alagoz and Nielsen are set forth in their respective employment agreements.
2.
Includes the effect, if any, of the strategic goal modifier which may adjust the bonuses upwards 5% or 10% or downwards 5% or 10%, up to a maximum bonus payout of 200% of target, including the strategic goal modifier adjustment. For Fiscal 2025, the Talent Committee determined there would be a 10% upward adjustment for the strategic goal modifier based on the performance results of the citizenship and sustainability scorecard.

COMPENSATION ELEMENT: LONG-TERM EQUITY-BASED INCENTIVES – FISCAL 2025
Long-term equity-based incentives are intended to align executive and stockholder interests and encourage strong executive decision-making that maximizes stockholder value creation over the long-term. The values, mix, and type of annual grants for each senior executive are discussed by management and the Talent Committee and ultimately approved by the Talent Committee, in consultation with its independent consultant, unless the terms have been previously approved and set forth in an employment agreement.
The determination of the mix and type of Mr. R. Lauren’s Fiscal 2025 annual grant was provided under his employment agreement with 100% of award in the form of PSUs with 50% utilizing Adjusted ROIC as the performance measure and 50% utilizing Relative TSR as the performance measure.
In Fiscal 2025, all equity awards to our NEOs were granted under our 2019 Stock Incentive Plan. These awards all provide the recipient with the opportunity to receive shares of our Class A Common Stock over a specified period. The achievement of our performance goals for performance-based equity awards is subject to adjustment to exclude the effect of certain unbudgeted events and unusual items or transactions, as permitted under the 2019 Stock Incentive Plan, in accordance with the adjustment rules established by the Talent Committee at the beginning of each fiscal year. RSUs granted to all NEOs, with the exception of Mr. R. Lauren, are time-based awards vesting on a pro-rata basis over three years on the anniversary date of the grant.
The Fiscal 2025 awards consisted of:

Fiscal 2025 Awards Granted	Performance Measure	Performance Period
PSUs – Adjusted ROIC[1]	Adjusted ROIC	Fiscal 2025 – Fiscal 2027
PSUs – Relative TSR[1]	Relative TSR	Fiscal 2025 – Fiscal 2027
Restricted Stock Units (“RSUs”)[2]	N/A (Time-based)	N/A (Three-year pro-rata vesting)

1.	Represents 50% of annual equity award for Mr. R. Lauren and 25% of annual equity award for the other NEOs for each respective fiscal year.
2.	Represents 50% of annual equity award for NEOs except for Mr. R. Lauren who receives 100% of his award in the form of PSUs as provided under his employment agreement.

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Compensation Discussion & Analysis

Details regarding the PSUs and RSUs are outlined below.
•
PSUs-Adjusted ROIC. Adjusted ROIC is used as a performance measure to provide a clear link to value creation for our stockholders overtime, reward management for successful decisions on capital allocation and investments and differentiate measures in bonus and equity plans to prevent overlap. Awards granted in Fiscal 2025 may pay out from 0% to 200% of target based on three-year cumulative Adjusted ROIC results (Fiscal 2025 – Fiscal 2027).

The performance and payout levels for the PSUs-Adjusted ROIC are summarized below. The Talent Committee believes the payout percentages for our PSUs provide an appropriate balance between the performance levels required relative to the level of payout, based on targets that require significant effort for achievement over a multi-year period. Once an award is granted in any fiscal year, the pre-established performance measures, performance goals, vesting schedule or payout schedule cannot be modified for that grant, unless otherwise approved by the Talent Committee, during the applicable performance period.

Performance Level	% of Goal Achieved	% of PSUs Vested
Threshold	90%	50%
Target	100%	100%
Maximum	110%	200%

No payout is earned for performance below threshold. Vesting is interpolated for performance between 90% and 100% of target, and for performance between 100% and 110% of target.
•
PSUs-Relative TSR. Relative TSR is used as a performance measure to align our executives with the interests of our stockholders. Awards granted in Fiscal 2025 may pay out from 0% to 200% of target based on the performance of the Company’s stock as compared to the performance of stock in a comparator group of companies (“PSU Comparator Group”) over the three-year performance period (Fiscal 2025 – Fiscal 2027). Relative TSR is based on stock price appreciation, plus dividends reinvested, with starting and ending share prices based on average closing stock prices for the 20 trading days ending immediately prior to the beginning and end of the performance period. The PSU Comparator Group is specified at the time of grant and if any PSU Comparator Group companies are removed from the NYSE for any reason over the performance period, they are removed from the final performance calculation at the end of the performance period.

The PSU Comparator Group which is being used for the Fiscal 2025 PSUs — Relative TSR is shown below. The PSU Comparator Group includes luxury retail peers, certain department stores and apparel wholesalers, and select non-U.S. luxury brands.

Abercrombie & Fitch Co.	Hanesbrands Inc.	Moncler S.p.A.	Tapestry, Inc.
Burberry Limited	Hugo Boss AG	Nike, Inc.	Under Armour, Inc.
Dillard’s, Inc.	Levi Strauss & Co.	Nordstrom, Inc.	Urban Outfitters, Inc.
G-III Apparel, Ltd.	lululemon athletica inc.	PVH Corp.	V.F. Corporation
The Gap, Inc.	Macy’s Inc.	RH	Williams-Sonoma, Inc.

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Compensation Discussion & Analysis

The performance and payout levels for the PSUs-Relative TSR are summarized as follows:

Performance Level	Relative TSR Performance	% of PSUs Vested
Below Threshold	Below 30th Percentile	0%
Threshold	30th Percentile	50%
Target	50th Percentile	100%
Stretch	70th Percentile	150%
Maximum	90th Percentile and above	200%

No payout is earned for performance below threshold. The number of PSUs earned is interpolated on a linear basis for performance between Threshold and Target, between Target and Stretch, and between Stretch and Maximum.
•	RSUs. RSUs granted to all NEOs, with the exception of Mr. R. Lauren, are time-based awards vesting on a pro-rata basis over three years on the anniversary date of the grant.
In Fiscal 2025, each of our NEOs received long-term equity awards granted in the form of share units on August 15, 2024.

Name / Title	PSUs-Adjusted ROIC[1]	PSUs-Relative TSR[1]	RSUs-Pro-rata
Ralph Lauren Executive Chairman and Chief Creative Officer	33,359	25,054	—
Patrice Louvet CEO	21,228	16,800	42,459
Justin Picicci CFO	1,820	1,440	3,639
Halide Alagoz Chief Product & Merchandising Officer	2,274	1,800	4,548
David Lauren Chief Branding and Innovation Officer	1,516	1,200	3,033
Jane Nielsen[2] Former COO and CFO	12,130	9,600	24,261

1.	Represents target share units, which may pay out from 0% to 200% of target based on the performance results.
2.	In connection with Ms. Nielsen’s transition agreement dated May 23, 2024, her equity award for Fiscal 2025 has a target grant value of $8 million.
Previously Awarded Long-Term Equity-Based Incentives that Vested in June 2025
PSU awards that were granted in Fiscal 2023 vested in June 2025, based upon our achievement of pre-established financial goals for the three-year performance period (Fiscal 2023 – Fiscal 2025). The target for the Fiscal 2023 PSUs was based on the three-year plan established in early Fiscal 2023. In establishing the targets for the Fiscal 2023 PSUs, we required ongoing performance improvement during the three-year period. The Talent Committee established the Fiscal 2023 PSUs financial targets for the three-year performance period, in support of our Strategic Plan to deliver sustainable long-term growth and value creation. Below is a table summarizing the goals, payout range, and achievement for the Fiscal 2023 PSUs. See Appendix B for a reconciliation to reported U.S. GAAP cumulative Adjusted ROIC results.
PSUs:

Performance Measure	Performance Period	Performance Results	Amount Paid as a % of Target
Adjusted Return on Invested Capital (Adjusted ROIC)[1]	Fiscal 2023 – Fiscal 2025	111.2%	200%
Relative TSR	Fiscal 2023 – Fiscal 2025	82.35th percentile	180.88%

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Compensation Discussion & Analysis

PSUs-Adjusted ROIC Payout Detail

Performance Level	% Performance Target	Fiscal 2023 – 2025 Cumulative Adjusted ROIC Goals	Percent of Target Award Earned
Threshold	90%	80.6%	50%
Target	100%	89.5%	100%
Maximum	110%	98.5%	200%
Actual Achievement	> 110%	111.2%	200%

The PSU Comparator Group which was used for the Fiscal 2023 PSUs—Relative TSR is shown below. The companies in the PSU Comparator Group include luxury retail peers, certain department stores and apparel wholesalers, and other leading companies in the industry.

Abercrombie & Fitch	Levi Strauss & Co.	PVH Corp.	V.F. Corporation
Capri Holdings Limited	lululemon athletica inc.	RH	Williams-Sonoma, Inc.
Dillard’s, Inc.	Macy’s Inc.	Tapestry, Inc.
The Gap, Inc.	Nike, Inc.	Under Armour, Inc.
G-III Apparel	Nordstrom, Inc.	Urban Outfitters, Inc.

PSUs-TSR Payout Detail

Performance Level	Relative TSR Performance	Percent of Target Award Earned
Below Threshold	Below 30th Percentile	0%
Threshold	30th Percentile	50%
Target	50th Percentile	100%
Stretch	70th Percentile	150%
Maximum	90th Percentile and above	200%
Actual Achievement	82.35th Percentile	180.88%

ALL OTHER COMPENSATION
EMPLOYEE BENEFITS AND PERQUISITES
We provide a number of benefit plans to all eligible employees, including our NEOs. These benefits include programs such as medical, dental, life insurance, business travel accident insurance, short and long-term disability coverage and a 401(k) plan. We continue to engage all eligible employees, including our NEOs, by providing such benefits as flexible work arrangements and sabbaticals. We also provide a merchandise discount on most of our products to all our employees, including our NEOs, and our directors.
Other Benefits
We provide our NEOs with other benefits that we believe are reasonable, competitive, and consistent with our overall executive compensation programs. We believe that these benefits generally allow our executives to work more efficiently and promote our brand. The costs of these benefits constitute only a small percentage of each NEO’s total compensation. Our NEOs are eligible for financial counseling and an annual executive physical. Mr. Louvet also has membership benefits to a concierge medical service to oversee healthcare needs. We provide the use of an automobile and driver for Mr. R. Lauren and Mr. Louvet and an annual car allowance for all other NEOs.

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Compensation Discussion & Analysis

In addition, pursuant to his employment agreement and for security purposes, Mr. R. Lauren is required to use private aircraft for any travel and is reimbursed for the expense of business travel. Also, under Mr. R. Lauren’s employment agreement, we will reimburse him up to a maximum aggregate amount of $200,000 for any expense incurred as a result of his use of his private aircraft, or other acceptable private aircraft, for personal travel. The Company did not pay for personal travel for any of the other NEOs in Fiscal 2025. In all cases, personal travel paid for by the Company is treated as imputed income to the executive. See the “All Other Compensation” column of the “Summary Compensation Table” and related footnotes for a discussion of all perquisites and other personal benefits provided to our NEOs.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
Our Board and Talent Committee believe it is important for key members of our senior management team to build and maintain a long-term ownership position in our Company to further align their financial interests with those of our stockholders and to encourage the creation of sustainable long-term value. Our compensation structure for these individuals provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period.
In June 2010, the Talent Committee established stock ownership guidelines for our non-employee directors, our NEOs, and select other members of our senior management group to further link the interests of these individuals with those of our stockholders. Further details on the guidelines for non-employee directors are provided in the “Director Compensation” section above. Below is a summary of our current stock ownership guidelines for our NEOs:
•	Multiple of Salary Approach. The application of a multiple of salary approach is used to establish stock ownership targets. The guidelines for NEOs were based on competitive multiples of salary.
•
Holding Requirement. If at any time the minimum number of shares owned is not achieved, the NEO will be required to retain 50% of the net shares resulting from the vesting of all time-based RSU awards, performance-based awards and 50% of the net shares resulting from the exercise of all stock option awards, until the NEO’s applicable level of ownership is met and maintained.

•
Determination of Shares. The minimum number of shares required is determined annually in June using the NEO’s applicable multiple and base salary as of the beginning of the current fiscal year and the average daily closing share price for the 20 trading days ending on May 31 of that year.

Shares directly or beneficially owned by an employee subject to the guidelines count toward the achievement of ownership guidelines, including certain shares underlying vested RSUs that may not be distributed to Mr. R. Lauren until his employment is terminated. Unvested time-based RSUs also count toward the achievement of ownership targets.
All of our NEOs exceeded their respective Fiscal 2025 stock ownership guidelines. As of the end of Fiscal 2025, the following stock ownership targets were in effect for our NEOs:

Name	Share Ownership Target Value
Ralph Lauren, Executive Chairman and Chief Creative Officer	6 times base salary
Patrice Louvet, CEO	6 times base salary
Justin Picicci, CFO	3 times base salary
Halide Alagoz, Chief Product & Merchandising Officer	3 times base salary
David Lauren, Chief Branding and Innovation Officer	3 times base salary
Jane Nielsen, Former CFO and COO	3 times base salary

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Compensation Discussion & Analysis

RELATED CONSIDERATIONS
PAY EQUITY
Ralph Lauren prides itself on understanding that one of the most important components of our employees’ experience is ensuring that they are paid fairly and have access to opportunities.
We take a leadership role in the fashion industry and a proactive approach to workplace equity and continually monitor our compensation and employee development programs to ensure fairness. We spearheaded a gender parity initiative for the fashion industry in 2019. In Fiscal 2024, we expanded our partnership with an independent firm who is the creator of an analytics platform used to analyze our employee compensation to ensure pay equity, and to also include analyses of movement within the Company to assess employee opportunity.
In Fiscal 2024, we announced our intent to achieve 100% pay equity. For Fiscal 2025, we have seen progress toward this goal. Each year, we conduct pay equity analysis of employees performing work with similar skills, effort, and responsibility to identify and correct, if identified, any statistically significant inequities. Our review of our employees’ compensation includes 100% of our global population.
We also conduct analysis of representation and promotions to identify patterns with more precision and determine if any necessary corrective actions are needed to ensure fairness of movement within the Company. Opportunities for advancement are posted both internally and externally.
In addition to the steps we take to analyze pay equity and employee opportunity, and to continue to deliver on our commitment of achieving 100% pay equity, we will ensure we use data-informed insights and actions to:
•	Ensure all hires, and pay changes (merit, market adjustments, promotions, transfers) are equitable year-round
•	Increase transparency around pay and opportunities
Ralph Lauren publishes an annual UK Gender Pay Gap report in line with UK legislation.. Our median gender pay and bonus gaps are negative, meaning that women are paid more and earn more bonus than men and mean gender pay gap is aligned to the UK average figure. We are continuing to increase the number of women in senior management positions and have increased the percentage of women in the upper middle and upper pay quartiles.
In Switzerland, Ralph Lauren performed an equal pay analysis as per local legislation. Our results in terms of wage difference are better compared to the national average, and didn’t show any wage difference between men and women due to gender.
In France we continue to improve our total score going from 95 to 98 (out of 100) from last year. Our scores showed no gender impact on the areas below where we achieved the highest score:
•	Individual salary increases
•	Promotions
•	Percentage of employees whose salary was increased upon their return from maternity leave
•	Women and men representation in the top 10 highest paid jobs
Certain Tax Matters
The Internal Revenue Code generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s covered employees, including its NEOs. We expect that compensation paid to our covered employees, including our NEOs, in excess of $1 million will not be deductible (except in accordance with certain limited exceptions).

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Compensation Discussion & Analysis

Accounting Matters
Each element of the compensation paid to our executives is expensed in our financial statements as required by U.S. GAAP. The financial statement impact of various compensation awards is an important factor that the Talent Committee considers in determining the amount, form, and design of each pay component for our executives.
Clawback Policy
In Fiscal 2024, the Talent Committee approved a new clawback policy as required by the Dodd-Frank Act that complies with related SEC rules and NYSE listing requirements (the “Dodd-Frank Clawback Policy”). The Dodd-Frank Clawback Policy provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement. In such an event, the Company would seek to recover the amount of erroneously awarded incentive-based compensation paid to applicable executives that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the Dodd-Frank Clawback Policy and applicable law.
In addition to the new Dodd-Frank Clawback Policy, the Company’s pre-existing clawback policies remain in place as noted below. The EOAIP includes a formal policy regarding the recovery of awards (including time-based and performance-based equity awards) granted under the EOAIP in connection with a restatement of our financial statements. Under the policy included in the EOAIP, if, as a result of an executive officer’s intentional misconduct or gross negligence, we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws, the Talent Committee may, in its reasonable discretion, require such executive to promptly reimburse us for the amount of any payment previously received by the executive pursuant to the EOAIP that was earned or paid during the 12 month period following the earlier of the first public issuance or filing with the SEC of any financial document embodying such financial reporting requirement that required such accounting restatement. Awards granted to our NEOs under the 2010 Stock Incentive Plan and the 2019 Stock Incentive Plan are subject to the same recoupment.

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Compensation Discussion & Analysis

TALENT COMMITTEE REPORT
The Talent Committee, composed entirely of independent directors, reviewed, and discussed the CD&A with management and with the other members of the Board. Based on their review and discussions, the Talent Committee recommended to the Board that the CD&A be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended March 29, 2025.
Members of the Talent Committee:
Linda Findley
(Talent Committee Chair)
Hubert Joly
(Lead Independent Director of the Board)
Michael A George
Darren Walker

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Executive Compensation Matters
SUMMARY COMPENSATION TABLE
The following table sets forth a summary of all compensation awarded or paid to or earned by our NEOs for Fiscal 2025, Fiscal 2024, and Fiscal 2023.

Name and Principal Position	Fiscal Year	Salary[1] ($)	Stock Awards[2] ($)	Non-Equity Incentive Plan Compensation[3] ($)	All Other Compensation[4] ($)	Total ($)
Ralph Lauren Executive Chairman and Chief Creative Officer	2025	1,750,000	11,000,337	11,160,000	272,810	24,183,147
	2024	1,750,000	11,000,149	6,720,000	249,988	19,720,137
	2023	1,750,000	11,000,014	5,280,000	258,865	18,288,879
Patrice Louvet President and CEO	2025	1,350,000	13,541,857	8,100,000	87,578	23,079,435
	2024	1,350,000	10,651,323	4,536,000	91,245	16,628,568
	2023	1,350,000	9,110,544	3,920,400	90,412	14,471,356
Justin Picicci CFO	2025	685,385	1,160,747	1,370,879	24,888	3,241,899
David Lauren Chief Branding and Innovation Officer, Vice Chairman of the Board, Strategic Advisor to the CEO and Head of the Polo Ralph Lauren Foundation	2025	950,000	967,265	1,900,000	28,350	3,845,615
	2024	950,000	959,595	973,385	27,900	2,910,879
	2023	950,000	735,567	689,700	27,750	2,403,017
Halide Alagoz Chief Product & Merchandising Officer	2025	950,000	1,450,659	1,900,000	68,350	4,369,009
	2024	950,000	1,151,535	1,064,000	65,558	3,231,093
	2023	948,077	1,138,924	919,600	61,875	3,068,476
Jane Nielsen Former COO and Former CFO	2025	1,050,000	7,850,526	3,675,000	28,350	12,603,876
	2024	1,050,000	3,838,401	2,058,000	26,994	6,973,395
	2023	1,050,000	3,796,028	1,778,700	29,123	6,653,851

1.
The amounts reported in this column represent base salaries paid to each of the NEOs for the applicable fiscal year as provided for in each of their respective employment agreements or compensation arrangements. See “Executive Employment Agreements and Compensatory Arrangements.” Each of Fiscal 2025, Fiscal 2024 and Fiscal 2023 was a 52-week period.

2.
The stock-based compensation amounts shown in this column reflect the aggregate grant date fair value, assuming no risk of forfeiture, of RSU and PSU awards granted during Fiscal 2025, Fiscal 2024 and Fiscal 2023, calculated in accordance with Accounting Standards Codification topic 718, “Stock Compensation” (“ASC 718”). The assumptions used in calculating these amounts are set forth in Note 18 to our Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for Fiscal 2025. We determine the fair value of RSU and PSU-Adjusted ROIC awards using the average of the high and low stock prices on the date of grant, as adjusted to reflect the absence of dividends for those awards that are not entitled to dividend equivalents. We

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determine the fair value of PSU-Relative TSR award using a Monte Carlo simulation, which models multiple stock price paths of the Company’s Class A common stock and that of its comparator group to evaluate and determine its ultimate expected relative TSR performance ranking. For all PSUs, the amounts shown in the table reflect the aggregate grant date fair value at the Target achievement level.
RSUs can only be paid out at Target. If Performance were assumed to be achieved at the Maximum level for PSUs granted in Fiscal 2025, Fiscal 2024, and Fiscal 2023 the aggregate grant date fair values would increase as follows:

	Fiscal 2025		Fiscal 2024		Fiscal 2023
	PSUs-Adjusted ROIC ($)	PSUs-Relative TSR ($)	PSUs-Adjusted ROIC ($)	PSUs-Relative TSR ($)	PSUs- Adjusted ROIC ($)	PSUs-Relative TSR ($)
Ralph Lauren	5,500,232	5,500,105	5,500,209	5,499,941	5,500,016	5,499,998
Patrice Louvet	3,305,200	3,500,112	2,584,748	2,755,031	2,192,015	2,399,958
Justin Picicci	283,374	300,010	N/A	N/A	N/A	N/A
David Lauren	236,041	250,008	232,804	249,951	176,967	193,705
Halide Alagoz	354,062	375,012	279,387	299,941	274,013	300,055
Jane Nielsen	1,888,641	2,000,064	931,438	999,948	913,377	999,982

3.	The amounts reported in this column represent payments made under the EOAIP in June following the expiration of the fiscal year to which the payments relate.
4.
The amounts reported in this column represent the aggregate dollar amount for each NEO of all other compensation for the year, including perquisites and other personal benefits. Under SEC rules, we are required to identify by type all perquisites and other personal benefits for a NEO if the total value for that individual equals or exceeds $10,000, and to report and quantify each perquisite or personal benefit that exceeds the greater of $25,000 or 10% of the total amount for that individual.

In Fiscal 2025, Mr. R. Lauren received perquisites and other personal benefits, including reimbursement for personal travel ($200,000), personal use of an automobile and driver ($70,585) and enhanced amount of business travel accident coverage.
In Fiscal 2025, Mr. Louvet received perquisites and other personal benefits, including car service for travel to and from his home to the office ($42,228), financial planning services ($30,000), concierge medical benefit for Q4 Fiscal 2025 and matching contributions under the Company’s 401(k) plan.
In Fiscal 2025, Mr. Picicci, Mr. D. Lauren and Ms. Nielsen received perquisites and other personal benefits, including an automobile allowance and matching contributions under the Company’s 401(k) plan.
In Fiscal 2025, Ms. Alagoz received perquisites and other personal benefits, including financial planning services ($40,000), an automobile allowance and matching contributions under the Company’s 401(k) plan.

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GRANTS OF PLAN-BASED AWARDS
The following table represents all plan-based awards granted to the NEOs in Fiscal 2025.

Name	Approval Date	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value/share	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold[1] ($)	Target[1] ($)	Maximum[1] ($)	Threshold[2] (#)	Target[2] (#)	Maximum[2] (#)
Ralph Lauren			3,000,000	6,000,000	12,000,000
		08/15/2024[3]				16,680	33,359	66,718		$164.8800	5,500,232
		08/15/2024[4]				12,527	25,054	50,108		$219.5300	5,500,105
Patrice Louvet			2,025,000	4,050,000	8,100,000
		08/15/2024[3]				10,614	21,228	42,456		$155.7000	3,305,200
		08/15/2024[4]				8,400	16,800	33,600		$208.3400	3,500,112
		08/15/2024[5]							42,459	$158.6600	6,736,545
Justin Picicci			342,720	685,440	1,370,879
		08/15/2024[3]				910	1,820	3,640		$155.7000	283,374
		08/15/2024[4]				720	1,440	2,880		$208.3400	300,010
		08/15/2024[5]							3,639	$158.6600	577,364
David Lauren			475,000	950,000	1,900,000
		08/15/2024[3]				758	1,516	3,032		$155.7000	236,041
		08/15/2024[4]				600	1,200	2,400		$208.3400	250,008
		08/15/2024[5]							3,033	$158.6600	481,216
Halide Alagoz			475,000	950,000	1,900,000
		08/15/2024[3]				1,137	2,274	4,548		$155.7000	354,062
		08/15/2024[4]				900	1,800	3,600		$208.3400	375,012
		08/15/2024[5]							4,548	$158.6600	721,586
Jane Nielsen			918,750	1,837,500	3,675,000
		08/15/2024[3]				6,065	12,130	24,260		$155.7000	1,888,641
		08/15/2024[4]				4,800	9,600	19,200		$208.3400	2,000,064
		08/15/2024[5]							24,261	$163.3000	3,961,821

1.
Represents grants of cash incentive awards under the Company’s EOAIP. See “Compensation Discussion and Analysis – Key Components of Executive Compensation – Compensation Element: Short-Term Annual Cash Incentive Awards” for a description of the material terms of these awards.

2.
Represents the number of PSUs-Adjusted ROIC and PSUs-Relative TSR that were granted in Fiscal 2025 under our 2019 Stock Incentive Plan. See “Compensation Discussion and Analysis-Key Components of Executive Compensation-Compensation Element: Long-Term Equity-Based Incentives-Fiscal 2025” for a description of the material terms of these awards.

3.	Represents a PSU grant where performance is based on Adjusted ROIC.
4.	Represents a PSU grant where performance is based on Relative TSR.
5.	Represents an RSU grant.

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EXECUTIVE EMPLOYMENT AGREEMENTS AND COMPENSATORY ARRANGEMENTS
Ralph Lauren’s Employment Agreement. During Fiscal 2025, Ralph Lauren was employed as our Executive Chairman and Chief Creative Officer pursuant to an employment agreement made effective as of April 2, 2017, as amended June 16, 2020, and again on June 16, 2021 (the “R. Lauren Employment Agreement”). The key terms of the R. Lauren Employment Agreement are indicated below:
•	Term: The R. Lauren Employment Agreement provides for his employment through April 3, 2027, the last day of our 2027 fiscal year.
•	Salary: He is entitled to an annual base salary of not less than $1.75 million.
•
Bonus: His target bonus is in the amount of $6 million for each of the fiscal years during the term of his agreement. The maximum bonus provided for under his agreement in any fiscal year is 200% of that fiscal year’s target bonus.

•
Equity Awards: He receives an annual stock award grant with an aggregate target grant date fair market value of $11 million for each fiscal year during the term of the agreement. PSUs make up 100% of the awards, except in the case of Fiscal 2021 pursuant to the R. Lauren Amendment, as noted below. Each PSU award vests at the end of a three-year performance period, subject to his continued employment with us and our achievement of our performance goals (except in certain circumstances subject to accelerated vesting upon the termination of his employment as discussed below in “Potential Payments Upon Termination or Change in Control—Ralph Lauren”). Three levels of achievement are used to determine vesting: threshold, target, and maximum. The threshold level must be achieved in order for any PSUs to vest and be provided to him at the end of the applicable vesting period. If performance is at the threshold level, 75% of Mr. R. Lauren’s target shares plus accrued dividends will vest and be paid out. If performance is at the target level, then his target shares plus accrued dividends will vest and be paid out. If performance is at the maximum level, then 150% of the target shares plus accrued dividends will vest and be paid out. Vesting with respect to his PSUs shall be interpolated for performance between the threshold and maximum goals and none of his PSUs shall vest for performance below threshold goal(s). The aforementioned PSU award are subject to different performance conditions as set by the Talent Committee during any fiscal year that must be no less favorable than those applicable to PSUs granted to any other Named Executive Officers in respect of such fiscal year.

•
Other Benefits: He is required for security purposes to use his or other acceptable private aircraft for any travel. In addition to being entitled to reimbursement for any aircraft travel expenses he incurs which were business-related, he is also entitled to reimbursement for any personal aircraft travel expenses which he incurs, without any tax gross-up, up to a maximum aggregate amount of $200,000 per fiscal year. Mr. R. Lauren is also entitled to a car and driver paid by us, and is eligible to participate in all employee benefit plans and arrangements made available to our senior executive officers.

•	Non-compete: He is prohibited from competing with us anywhere in the world during the term of his employment and for a period of two years after the termination of his employment, for any reason.
See “Potential Payments Upon Termination or Change in Control” for a discussion of severance and change in control payments payable to Mr. R. Lauren under the Lauren Employment Agreement, as modified by the R. Lauren Amendment.
Patrice Louvet’s Employment Agreement. During Fiscal 2025, we employed Mr. Louvet as our President and Chief Executive Officer pursuant to an employment agreement dated May 11, 2017, and made effective as of July 3, 2017, and amended as of June 10, 2017, June 17, 2020, August 1, 2021, August 4, 2023, and August 4, 2025 (the “Louvet Employment Agreement”). The key terms of the Louvet Employment Agreement are indicated below:
•	Term: The Louvet Employment Agreement provides that Mr. Louvet will remain employed until such time as he is terminated in accordance with the terms of the Louvet Employment Agreement.
•	Salary: He is entitled to a base salary of not less than $1.35 million.
•	Bonus: He is entitled to an annual incentive bonus opportunity under the terms of the EOAIP, with a target bonus of 300% of annual base salary and a maximum of 600% of annual base salary.
•	Equity Awards: Mr. Louvet is eligible to receive annual equity awards pursuant to the terms of the Company’s 2019 Stock Incentive Plan with an aggregate target value of $14 million.

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•
Other Benefits: He is eligible to participate in all employee benefit plans and arrangements made available to our senior executive officers, and receives pay for his travel to and from the Company offices pursuant to a Company-approved car service.

•	Non-compete: If Mr. Louvet’s employment terminates for any reason, he may not compete with us for one year after the termination of his employment.
See “Potential Payments Upon Termination or Change in Control” for a discussion of severance and change in control payments payable to Mr. Louvet under his employment agreement.
Jane Nielsen’s Employment Agreement. During Fiscal 2025, we employed Ms. Nielsen as our Chief Operating Officer and Chief Financial Officer until May 23, 2024, and then as our Chief Operating Officer pursuant to an employment agreement made effective as of March 31, 2019, as amended on June 17, 2020 and as further amended by the Employment Transition Agreement, by and between Ms. Nielsen and the Company, dated May 23, 2024 (together, the “Nielsen Employment Agreement”). The key terms of the Nielsen Employment Agreement are indicated below:
•
Term: The Nielsen Employment Agreement provided for Ms. Nielsen’s employment through March 29, 2025 (the “End Date”) in accordance with those provisions of the Nielsen 2019 employment agreement governing non-extension of the contract term.

•
Salary: Ms. Nielsen was entitled to a base salary of not less than $1.05 million. Commencing on the End Date, the Company will pay Ms. Nielsen base salary continuation payments for a period of 52 weeks (the “Non-Compete Period”), in an aggregate amount of $1.05 million.

•
Bonus: She was entitled to an annual incentive bonus opportunity under the terms of the EOAIP, with a target bonus of 175% of annual base salary and a maximum of 350% of annual base salary. The Company paid Ms. Nielsen her Fiscal 2025 short-term bonus, as calculated for, and at the same time as, the Company’s other named executive officers. On the payroll pay date closest to the last day of the Non-Compete Period, the Company will pay Ms. Nielsen an additional lump sum amount of $1,837,500, which is equal to her target bonus.

•
Equity Awards: Ms. Nielsen was eligible to receive annual equity awards pursuant to the terms of the Company’s 2019 Stock Incentive Plan with an aggregate target value of $4 million; provided that Ms. Nielsen’s Fiscal 2025 annual equity award had an aggregate target value of $8 million. She also received in 2019 a one-time stock award in the amount of $6 million, $3 million of which was in the form of RSUs that vested based on continued service, unless provided for otherwise under the Nielsen Employment Agreement, and $3 million of which was in the form of PSUs that vested based on the achievement of certain performance metrics as well as continued service, unless provided for otherwise under the Nielsen Employment Agreement. As of the End Date, (i) all of Ms. Nielsen’s RSUs vested immediately and (ii) all of her PSUs ceased to be subject to employment-based conditions and will vest at the end of the performance period based on the Company’s actual level of achievement.

•	Other Benefits: She was eligible to participate in all employee benefit plans and arrangements made available to our senior executive officers and received a monthly car allowance of $1,500.
•	Non-compete: Upon termination of Ms. Nielsen’s employment, she may not compete with us during the Non-Compete Period.
•	Legal Fee Reimbursement: She was entitled to reimbursement of legal fees incurred in connection with the Employment Transition Agreement, capped at $40,000.
•	Release: The Nielsen Employment Agreement contains a release of claims by Ms. Nielsen against us, in consideration for the payments and benefits provided thereunder.
See “Potential Payments Upon Termination or Change in Control” for a discussion of severance and change in control payments payable to Ms. Nielsen under her employment agreement.
Justin Picicci’s Employment Agreement. During Fiscal 2025, we employed Mr. Picicci as our Chief Financial Officer pursuant to an employment agreement made effective as of May 23, 2024 (the “Picicci Employment Agreement”). The key terms of the Picicci Employment Agreement are indicated below:
•	Term: The Picicci Employment Agreement provides that Mr. Picicci will remain employed until such time as he is terminated in accordance with the terms of the Picicci Employment Agreement.
•	Salary: He is entitled to an annual base salary of not less than $700,000.

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•	Bonus: He is eligible for an annual incentive bonus opportunity under the terms of the EOAIP, with a target bonus of 100% of annual base salary and a maximum of 200% of annual base salary.
•	Equity Awards: Mr. Picicci is eligible to receive annual equity awards pursuant to the terms of the Company’s 2019 Stock Incentive Plan with an aggregate target value of $1.2 million.
•	Other Benefits: He is eligible to participate in all employee benefit plans and arrangements made available to our senior executive officers and receives a yearly car allowance of $18,000.
•
Non-compete: If Mr. Picicci resigns without Good Reason, as defined in the Picicci Agreement, or if he is terminated for cause, as defined in the Picicci Agreement, he may not compete with us for one year after the termination of his employment.

See “Potential Payments Upon Termination or Change in Control” for a discussion of severance and change in control payments payable to Mr. Picicci under the Picicci Employment Agreement.
David Lauren’s Employment Terms. During Fiscal 2025, David Lauren was employed on an at-will basis as our Chief Branding and Innovation Officer, Vice Chairman of the Board, Strategic Advisor to the CEO and President of The Ralph Lauren Corporate Foundation. Mr. D. Lauren does not have an employment agreement, and the terms of his compensation arrangement were reviewed and approved by the Talent Committee. The key terms of Mr. D. Lauren’s employment arrangement are as follows:
•	Salary: Mr. D. Lauren’s base salary was $950,000 in Fiscal 2025. Effective June 29, 2025, his base salary will be $1.0 million.
•	Bonus: He is eligible for an annual incentive bonus opportunity under the terms of the EOAIP, with a target bonus of 100% of annual base salary and a maximum of 200% of annual base salary.
•
Equity Awards: He was eligible to receive annual equity awards pursuant to the terms of the Company’s 2019 Stock Incentive Plan with an aggregate target value of $1.0 million in Fiscal 2025. Effective June 29, 2025, his annual equity awards aggregate target value will be $1.2 million.

•	Other Benefits: He is eligible to participate in all employee benefit plans and arrangements made available to our senior executive officers and receives a monthly car allowance of $1,500.
See “Potential Payments Upon Termination or Change in Control” for a discussion of severance and change in control payments payable to Mr. D. Lauren under the terms of his employment.
Halide Alagoz’s Employment Agreement. During Fiscal 2025, we employed Ms. Alagoz as our Chief Product & Merchandising Officer pursuant to an employment agreement made effective February 14, 2021, as amended as of April 10, 2022 and March 30, 2025 (the “Alagoz Employment Agreement”). The key terms of the Alagoz Employment Agreement are indicated below:
•	Term: The Alagoz Employment Agreement provides that Ms. Alagoz will remain employed until such time as she is terminated in accordance with the terms of the Alagoz Employment Agreement.
•	Salary: Ms. Alagoz is entitled to a base salary of not less than $950,000. Effective March 30, 2025, her base salary increased to $1.0 million.
•	Bonus: She is entitled to an annual incentive bonus opportunity under the terms of the EOAIP, with a target bonus of 100% of annual base salary and a maximum of 200% of annual base salary.
•
Equity Awards: Ms. Alagoz is eligible to receive annual equity awards pursuant to the terms of the Company’s 2019 Stock Incentive Plan with an aggregate target value of $1.2 million. Effective March 30, 2025, her annual equity awards aggregate target value will be $2 million.

•	Other Benefits: She is eligible to participate in all employee benefit plans and arrangements made available to our senior executive officers and receives a monthly car allowance of $1,500.
•
Non-compete: If Ms. Alagoz resigns without Good Reason, as defined in the Alagoz Agreement, or if she is terminated for cause, as defined in the Alagoz Agreement, she may not compete with us for one year after the termination of her employment.

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See “Potential Payments Upon Termination or Change in Control” for a discussion of severance and change in control payments payable to Ms. Alagoz under her employment agreement.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information concerning the unvested stock awards for each of our NEOs as of the end of Fiscal 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ralph Lauren
	119,031[1]	$25,672,606
	80,321[2]	$17,323,633
			94,400[6]	$20,360,192
			73,868[7]	$15,931,850
			67,224[8]	$14,498,872
			50,488[9]	$10,889,252
Patrice Louvet
	16,383[3]	$3,533,485
	49,150[1]	$10,600,672
	35,879[2]	$7,738,383
	30,850[4]	$6,653,728
			46,276[6]	$9,980,808
			38,636[7]	$8,333,012
	42,459[5]	$9,157,557
			42,456[8]	$9,156,910
			33,600[9]	$7,246,848
Justin Picicci
	1,877[3]	$404,831
	4,308[4]	$929,149
	3,639[5]	$784,860
			3,640[8]	$785,075
			2,880[9]	$621,158
David Lauren
	1,323[3]	$285,345
	3,968[1]	$855,818
	2,896[2]	$624,609
	2,780[4]	$599,590
			4,168[6]	$898,954
			3,480[7]	$750,566
	3,033[5]	$654,157
			3,032[8]	$653,942
			2,400[9]	$517,632

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	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Halide Alagoz
	2,048[3]	$441,713
	6,144[1]	$1,325,138
	4,486[2]	$967,540
	3,336[4]	$719,508
			5,002[6]	$1,078,831
			4,176[7]	$900,680
	4,548[5]	$980,913
			4,548[8]	$980,913
			3,600[9]	$776,448
Jane Nielsen
	20,480[1]	$4,417,126
	14,950[2]	$3,224,416
			16,676[6]	$3,596,680
			13,922[7]	$3,002,697
			24,260[8]	$5,232,397
			19,200[9]	$4,141,056

(1)
Amount reflects Fiscal 2023 PSUs-ROIC for which the applicable performance goal was achieved as of March 29, 2025. Fiscal 2023 PSUs-ROIC are included at 200% of target reflecting actual performance achieved. These shares vested and were paid out on June 2, 2025.

(2)
Amount reflects Fiscal 2023 PSUs-TSR for which the applicable performance goal was achieved as of March 29, 2025. Fiscal 2023 PSUs-TSR are included at 180.88% of target reflecting actual performance achieved. These shares vested and were paid out on June 2, 2025.

(3)
Amount reflects the number of shares of Class A common stock represented by unvested RSUs subject to time-based vesting. RSUs from this award were granted on August 15, 2022, and vest in three equal annual installments on the anniversary date of the grant.

(4)
Amount reflects the number of shares of Class A common stock represented by unvested RSUs subject to time-based vesting. RSUs from this award were granted on August 15, 2023, and vest in three equal annual installments on the anniversary date of the grant.

(5)
Amount reflects the number of shares of Class A common stock represented by unvested RSUs subject to time-based vesting. RSUs from this award were granted on August 15, 2024, and vest in three equal annual installments on the anniversary date of the grant.

(6)
Amount reflects unearned Fiscal 2024 PSUs-ROIC which in accordance with SEC rules are included at maximum performance. See “Compensation Discussion and Analysis Key Components of Executive Compensation – Compensation Element: Long-Term Equity-Based Incentives – Fiscal 2025” for a description of the material terms of these PSUs. Where applicable, shares have been rounded to whole numbers.

(7)
Amount reflects unearned Fiscal 2024 PSUs-TSR which in accordance with SEC rules are included at maximum performance. See “Compensation Discussion and Analysis Key Components of Executive Compensation – Compensation Element: Long-Term Equity-Based Incentives – Fiscal 2025” for a description of the material terms of these PSUs. Where applicable, shares have been rounded to whole numbers.

(8)
Amount reflects unearned Fiscal 2025 PSUs-ROIC which in accordance with SEC rules are included at maximum performance. See “Compensation Discussion and Analysis Key Components of Executive Compensation – Compensation Element: Long-Term Equity-Based Incentives – Fiscal 2025” for a description of the material terms of these PSUs. Where applicable, shares have been rounded to whole numbers.

(9)
Amount reflects unearned Fiscal 2025 PSUs-TSR which in accordance with SEC rules are included at maximum performance. See “Compensation Discussion and Analysis Key Components of Executive Compensation – Compensation Element: Long-Term Equity-Based Incentives – Fiscal 2025” for a description of the material terms of these PSUs. Where applicable, shares have been rounded to whole numbers.

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STOCK VESTED
The following table provides information concerning the vesting of stock awards during Fiscal 2025 on an aggregated basis for each of our NEOs.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ralph Lauren[1]	123,077	22,913,316
Patrice Louvet[2]	93,061	16,346,786
Justin Picicci[3]	5,068	835,587
David Lauren[4]	7,658	1,343,760
Halide Alagoz[5]	10,095	1,769,090
Jane Nielsen[6]	91,568	17,963,777

1
In connection with the vesting of his performance-based stock awards, Mr. R. Lauren acquired 114,536 shares on June 3, 2024 with a market price of $185.635 and the table includes a cash payment of $163.63 in lieu of fractional shares representing 0.881 shares of Class A Common Stock. Market price is based upon the average of the high and the low stock prices on that day.

Mr. R. Lauren has outstanding vested RSUs whose underlying shares of Class A Common Stock will not be delivered until Mr. R. Lauren’s separation from the Company or, if earlier, upon a change in control. These RSUs are eligible to receive dividend equivalents in the form of additional fully vested RSUs each time we pay an actual cash dividend on our outstanding shares. Additional RSUs of 2,353.21, 2,297.68, 2,112.77 and 1,778.32 were acquired respectively on April 12, 2024, July 12, 2024, October 11, 2024 and January 10, 2025. Market price (based on the average of the high and low stock prices on that day) was $162.065, $183.425, $200.375 and $239.04, respectively.
2
Mr. Louvet acquired 44,739 shares upon vesting of his RSUs, with a market price of $164.875 on August 15, 2024. In connection with the vesting of his performance-based stock awards, Mr. Louvet acquired 48,322 shares on June 3, 2024 with a market price of $185.635 and the table includes a cash payment of $189.05 in lieu of fractional shares representing 1.018 shares of Class A Common Stock.

3	Mr. Picicci acquired 5,068 shares upon vesting of his RSUs, with a market price of $164.875 on August 15, 2024.
4
Mr. D. Lauren acquired 3,757 shares upon vesting of his RSUs, with a market price of $164.875 on August 15, 2024. In connection with the vesting of his performance-based stock awards, Mr. D. Lauren acquired 3,901 shares on June 3, 2024 with a market price of $185.635 and the table includes a cash payment of $162.91 in lieu of fractional shares representing 0.878 shares of Class A Common Stock.

5
Ms. Alagoz acquired 5,063 shares upon vesting of her RSUs, with a market price of $164.875 on August 15, 2024. In connection with the vesting of her performance-based stock awards, Ms. Alagoz acquired 5,032 shares on June 3, 2024 with a market price of $185.635 and the table includes a cash payment of $212.96 in lieu of fractional shares representing 1.147 shares of Class A Common Stock.

6
Ms. Nielsen acquired 17,773 shares upon vesting of her RSUs, with a market price of $164.875 on August 15, 2024 and acquired 42,205 shares upon vesting of her RSUs, with a market price of $217.25 on March 28, 2025. In connection with the vesting of her performance-based stock awards, Ms. Nielsen acquired 31,590 shares on June 3, 2024 with a market price of $185.635 and the table includes a cash payment of $207.70 in lieu of fractional shares representing 1.119 shares of Class A Common Stock.

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NON-QUALIFIED DEFERRED COMPENSATION
The following table provides information with respect to our defined contribution and non-tax-qualified compensation deferral plans for each of our NEOs.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Ralph Lauren	—	1,651,262[1]	15,637,378[2]	—	112,326,788[3]
Patrice Louvet	—	—	—	—	—
Jane Nielsen	—	—	—	—	—
David Lauren	—	—	—	—	—
Halide Alagoz	—	—	—	—	—

1
Represents the value of Mr. R. Lauren’s additional RSUs that are granted each time we pay an actual cash dividend on our outstanding shares. Additional RSUs of 2,353.21, 2,297.68, 2,112.77 and 1,778.32 were acquired, respectively on April 12, 2024, July 12, 2024, October 11, 2024 and January 10, 2025 with a market price based on the average of the high and low stock prices on each day. No portion of these additional RSUs has been reported in the Summary Compensation Table as the value of these additional RSUs was factored into the grant date fair value when initially granted.

2
The amount reflected for Mr. R. Lauren represents appreciation/depreciation accumulated on vested but not delivered RSUs. Appreciation/depreciation accumulated on vested but not delivered RSUs is not included in the Summary Compensation Table as the RSUs do not receive any above-market or preferential earnings.

3
Mr. R. Lauren’s RSUs are valued at $217.25, the average of the high and the low stock prices as of March 28, 2025, the last business day of Fiscal 2025 on which there were sales of shares. Of the total amount shown in this column, $23,223,863 has been reported in the Summary Compensation Table of prior years’ proxy statements. Mr. R. Lauren’s RSUs have vested but may not be distributed to him until his employment is terminated.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Ralph Lauren. Under the R. Lauren Employment Agreement, in the event of termination without cause or resignation for good reason (as defined in the R. Lauren Employment Agreement and as defined below), Mr. R. Lauren would be entitled to receive, within 30 days following the date of termination, a lump sum cash payment equal to the sum of: (i) two years’ base salary; (ii) any accrued but unpaid compensation as of the date of termination; and (iii) two times the average annual bonus paid to him for the two fiscal years immediately preceding the year of his termination of employment (however, if he elects to transition to Executive Chairman, the amount described in this clause (iii) would no longer be payable in connection with a subsequent termination of employment). In addition, Mr. R. Lauren would be entitled to receive a pro-rated portion of the bonus he would otherwise have received for the fiscal year in which his termination of employment occurred, payment of which would be made when bonuses are paid to our other executives. Any unvested stock options would continue to vest on their scheduled vesting dates, and any vested stock options shall be exercisable until the later of one year from the date of termination or 30 days from the date the options become vested and exercisable, but in any event not later than the expiration date of the option. Any unvested restricted performance share units (“RPSUs”) and PSUs will vest based on actual performance over the applicable performance period as if Mr. R. Lauren had remained employed to the applicable vesting certification date. Also, we will be obligated to continue to provide him with office facilities and secretarial assistance, welfare and medical plan coverage and use of a car and driver during the two-year severance period (however, any medical plan coverage would be limited to the first 18 months of the severance period unless he elects to continue participation in such plan for the remainder of the severance period, provided that there are no adverse tax consequences to the Company).
In the event that his employment terminates due to his death or disability, Mr. R. Lauren or his estate will be entitled to receive all payments due to him through the date of his death or termination due to disability, including a pro-rated bonus for the fiscal year of termination paid at the same time as bonuses are paid to our other executives. With respect to his unvested stock options, RSUs, RPSUs and PSUs, such awards shall vest immediately (at target, in the case of RPSUs and PSUs) and, in the case of his stock options, shall be exercisable until the earlier of three years from the date of termination or the expiration date of the option, and in the case of his RSUs, RPSUs and PSUs, shall be payable in shares of Class A Common Stock no later than 30 days after the vesting date; provided that if termination is based on death and occurs in the last year of the performance period, the unvested RPSUs and PSUs will vest and be paid out based on actual performance during the performance period as if Mr. R. Lauren had remained employed to the applicable vesting certification date.

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If he terminates his employment for any reason, other than for good reason, death or disability, or if we terminate his employment for cause (but not including a termination by reason of the Company’s non-renewal of the R. Lauren Employment Agreement, as described below), then Mr. R. Lauren will only receive any accrued but unpaid compensation as of the date of termination (including for any prior fiscal year, and including base salary through the date of termination). In addition, any unvested RPSUs and PSUs held by him pursuant to his employment agreement shall be forfeited. Further, any vested but unexercised stock options shall be forfeited only if termination of employment is for cause, and otherwise they shall remain exercisable for one year from the date of termination of employment if such termination is by Mr. R. Lauren for other than good reason.
If his employment terminates at the end of the term by reason of our failure to offer to extend the term or offer to enter into a new employment agreement on substantially the same terms as in the R. Lauren Employment Agreement, then he will be entitled to receive: (i) any accrued and unpaid compensation as of the date of termination; and (ii) his bonus for the fiscal year ending on the last day of the term. In addition, Mr. R. Lauren’s unvested and unexercised stock options and unvested RPSUs and PSUs shall vest and/or become exercisable in the same manner as if he resigned for good reason or if we terminated his employment without cause. In addition, following any termination of employment, to the extent not previously paid or provided, the Company will timely pay or provide Mr. R. Lauren any other amounts or benefits required to be paid or provided to him (or that he is eligible to receive) under any plan, program, policy, practice or contract of the Company and its affiliates through the date of his termination.
In the event that a change in control precedes the termination of Mr. R. Lauren’s employment, he will continue to receive, upon termination of employment, the same amounts in the same manner as described in the paragraphs above. In addition, any unvested stock options granted under the 1997 Stock Incentive Plan and any unvested RSUs and RPSUs granted prior to the R. Lauren Employment Agreement would immediately vest upon a change in control. Under the R. Lauren Employment Agreement, Mr. R. Lauren’s RPSUs and PSUs granted during the term of the R. Lauren Employment Agreement would not immediately vest upon a change in control. The R. Lauren Agreement also provides that that any unvested RSUs granted to Mr. R. Lauren in 2021 would, if applicable, be treated in the same manner upon termination of employment as Mr. R. Lauren’s unvested PSUs and PRSUs.
The above-described amounts payable to him are subject to his compliance with the following restrictive covenants: (i) not to compete with us for two years following the termination of his employment; (ii) not to solicit any of our employees for three years following the termination of his employment; (iii) not to disparage us for three years following the termination of his employment; and (iv) not to disclose any of our confidential information. The R. Lauren Employment Agreement also provides that for the duration of Mr. R. Lauren’s employment and for three years following the termination of his employment, we will not (and will use reasonable best efforts to cause our senior executives and Board members to not) disparage Mr. R. Lauren.
Under the R. Lauren Employment Agreement, cause is defined as: (A) the willful and continued failure by him to substantially perform his duties after demand for substantial performance is delivered by us that specifically identifies the manner in which we believe he has not substantially performed his duties; or (B) his conviction of, or plea of nolo contendere to, a crime (whether or not involving us) constituting a felony; or (C) willful engaging by him in gross misconduct relating to his employment that is materially injurious to us or subjects us, monetarily or otherwise or which subjects, or if generally known, would subject us to public ridicule or embarrassment. Further, no act, or failure to act, shall be considered “willful” unless done, or omitted to be done, by Mr. R. Lauren not in good faith and without reasonable belief that his action or omission was in our best interest. Notwithstanding the forgoing, Mr. R. Lauren shall not be deemed to have been terminated for cause without: (x) reasonable written notice to him setting forth the reasons for our intention to terminate him for cause, (y) an opportunity for him, together with his counsel, to be heard before the Board, and (z) delivery to him of a specific termination notice from the Board that states that in the good faith opinion of the Board, he was guilty of the conduct set forth in clauses (A), (B) or, (C) above, and specifying the particulars thereof in detail. In addition, in the event that the Board has so determined, in good faith, that cause exists, the Board shall have no obligation to terminate Mr. R. Lauren’s employment if the Board determines in its sole discretion that such a decision not to terminate his employment is in our best interest.
Under the R. Lauren Employment Agreement, good reason is defined to mean: (A) a material diminution in Mr. R. Lauren’s duties, assignment to him of a title or duties inconsistent with his position as our Executive Chairman of the Board and Chief Creative Officer, or a material diminution of his authority; (B) a material reduction in his salary; or (C) our failure to comply with any material provision of his employment agreement; provided that the events described in clauses (A), (B) and (C) above will not constitute good reason unless such diminution, reduction or failure (as applicable) has not been cured within 30 days after notice of such noncompliance has been given by Mr. R. Lauren to us.

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If necessary to comply with Section 409A of the Code, any severance payments will be subject to a six-month delay in payment. The R. Lauren Employment Agreement clarifies that settlement of any RPSUs or PSUs in the case of a termination due to disability may also be delayed to the extent required to comply with Section 409A of the Code.
Patrice Louvet. Under the Louvet Employment Agreement, if we terminate Mr. Louvet’s employment for any reason other than death, disability, or cause (as defined in the Louvet Employment Agreement and as described below), or Mr. Louvet voluntarily terminates his employment for good reason (as defined in the Louvet Employment Agreement and as described below), he would be entitled to receive 400% of his base salary per year for a severance period equal to two years, payable in equal installments on a monthly basis. In addition, he will vest in any unvested portion of the Louvet-One-Time-Stock-Award (as defined in the Louvet Employment Agreement) with only service based vesting conditions as of the date of termination of his employment, and any unvested portion of the Louvet-One-Time-Stock Award with performance based vesting conditions held by him will vest at the end of the applicable performance period, subject to the Company meeting the applicable performance goals. The remainder of his unvested equity will vest in a manner consistent with his retirement status, i.e., they will vest on their regularly scheduled vesting dates subject to performance criteria if applicable, with the exception of two-thirds of any equity award granted in the prior 12 months before the termination date, which shall be forfeited, and with the further exception of $2.9 million of his Fiscal 2025 award which is excluded from the aforementioned calculation and is not eligible for retirement status treatment until he reaches 10 years of service.
Mr. Louvet will also be entitled to continue his participation during the severance period in any group medical or dental insurance plans in which he participated prior to termination. In addition, he will be entitled to receive any unpaid annual bonus for the fiscal year ended prior to the date of termination.
In the event his employment terminates due to his death or disability, Mr. Louvet or his estate will be entitled to receive all payments due to him through the date of his death or termination due to disability, including a pro-rated bonus for the fiscal year of termination paid at the same time as bonuses are paid to our other executives. With respect to his unvested RSUs, RPSUs and PSUs, such awards shall vest immediately and, in the case his unvested PSUs or PRSUs (or any other equity awards with performance-based vesting conditions): (1) any unvested PRSUs (or other performance-based equity awards with pro-rata vesting) shall vest upon the Company’s attainment of the applicable performance goals and shall be paid out as per the terms of the 2019 Stock Incentive Plan as soon as practicable (but in no event later than 30 days) after each applicable vesting date without regard to Executive’s continued employment; and (2) any unvested PSUs (or other performance-based equity awards with cliff vesting) shall remain outstanding and shall vest at the end of the applicable performance period based on the Company’s actual degree of achievement of the applicable performance goals provided that any such awards shall be paid in their entirety as per the terms of the 2019 Stock Incentive Plan as soon as practicable (but in no event later than 30 days) after each applicable vesting date, without regard to Mr. Louvet's continued employment.
If Mr. Louvet voluntarily terminates his employment without good reason, or if we terminate his employment for cause, he will be entitled to receive only his base salary through the date of termination and any unpaid annual bonus for the fiscal year ended prior to the date of termination, provided that if he voluntarily terminates his employment without good reason he will entitled to the same retirement treatment of his unvested equity as described above for a termination without cause or a resignation with good reason.
If the Company terminates Mr. Louvet’s employment without cause or he terminates his employment for good reason, in either case within 12 months following a change in control (as defined in the Louvet Employment Agreement), then he will be entitled to receive a lump sum amount equal to the total amount of cash severance he would receive were his employment terminated without cause. In addition, any outstanding equity awards held by him will immediately vest (such immediate vesting shall also occur upon a termination of Mr. Louvet’s employment in contemplation of a change in control, and the change in control then actually occurring). For purposes of such vesting, any performance-based equity awards would be treated as if the target performance level was achieved. Pursuant to the Louvet Employment Agreement, to the extent that the aggregate present value of any payments or benefits payable to him that constitute “parachute payments” under Section 280G of the Code (the “parachute amount”) would exceed 2.99 times his “base amount” (as defined for purposes of Section 280G of the Code), then such payments and benefits shall be reduced to the extent necessary so that the parachute amount is equal to 2.99 times his base amount (provided, that no reduction shall apply if he would retain, on a net after-tax basis, a greater amount than he would have retained, on a net after-tax basis, after applying such reduction).

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Under the Louvet Employment Agreement, the above described amounts and stock awards to be provided to him are subject to his compliance with the following restrictive covenants: (i) not to compete with us for one year following the termination of his employment; (ii) not to solicit any of our employees for two years following the termination of his employment; (iii) not to disparage us for seven years following the end of the employment term (and indefinitely with respect to Mr. R. Lauren and members of his family); and (iv) not to disclose any of our confidential information. Under the Louvet Employment Agreement, cause is defined to mean: (1) the willful and continued failure by Mr. Louvet to substantially perform his duties hereunder after demand for substantial performance is delivered to him by us that specifically identifies the manner in which we believe he has not substantially performed his duties hereunder, (2) Mr. Louvet’s conviction of, or plea of nolo contendere to, a crime (whether or not involving the Company) constituting any felony, (3) the willful engaging by Mr. Louvet in gross misconduct relating to his employment that is materially injurious to the Company, monetarily or otherwise, or which subjects or if generally known would subject the Company to public ridicule. Notwithstanding the foregoing, his employment may be terminated for cause only by act of the Board and, in any event, his employment shall not be deemed to have been terminated for cause without (x) reasonable written notice to Mr. Louvet setting forth the reasons for the Company’s intention to terminate for cause, (y) the opportunity to cure (if curable) within 30 days of such written notice, and (z) an opportunity for him, together with his counsel, to be heard by the Board.
Under the Louvet Employment Agreement, good reason is defined to mean a termination of employment by Mr. Louvet within one (1) year following the occurrence of (A) a material diminution in or adverse alteration to his title as CEO, base salary, benefits, position, or duties (provided that the exercise of Mr. R. Lauren of any authority permitted under the Louvet Employment Agreement shall not constitute a material diminution in, or material adverse alteration to, the Executive’s “position” or “duties” for this purpose), (B) the relocation of his principal office outside the area which comprises a 50 mile radius from New York City, (C) a failure of the Company to comply with any material provision of the Louvet Employment Agreement, or (D) the Company requires the Executive to report to any person other than the current Executive Chairman or to the Board; provided, that the events described in clauses (A), (B), (C) and (D) above shall not constitute good reason (1) until Mr. Louvet provides written notice to the Company of the existence of such diminution, change, reduction, relocation or failure within 90 days of its occurrence and (2) unless such diminution, change, reduction or failure (as applicable) has not been cured within 30 days after written notice of such noncompliance has been given by Mr. Louvet to the Company.
If necessary to comply with Section 409A of the Code, any severance payments will be subject to a six-month delay in payment.
Jane Nielsen. Ms. Nielsen’s employment ended on the End Date in accordance with those provisions of the Nielsen 2019 employment agreement governing non-extension of the contract term. Under the Nielsen Employment Agreement, Ms. Nielsen was entitled to receive her base salary and target bonus in effect as of May 23, 2024 through the End Date. Commencing on the End Date, the Company began paying Ms. Nielsen base salary continuation payments during the Non-Compete Period, in an aggregate amount of $1,050,000. As of the End Date, Ms. Nielsen will cease to be eligible for any of the Company’s benefit plans (other than pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), with the Company paying the employer’s share of the monthly COBRA premiums for a 36-month period). The Company will pay Ms. Nielsen her 2025 short term bonus, as calculated for, and at the same time as, the Company’s other named executive officers. On the payroll pay date closest to the last day of the Non-Compete Period, the Company will pay Ms. Nielsen an additional lump sum amount of $1,837,500, which is equal to her target bonus. As of the End Date, (i) all of Ms. Nielsen’s RSUs will vest immediately and (ii) all of her PSUs will cease to be subject to employment-based conditions and will vest at the end of the performance period based on the Company’s actual level of achievement.
The above-described amounts and stock awards to be provided to her are subject to her compliance with the following restrictive covenants: (i) not to compete with us during the Non-Compete Period (with the prohibition for Ms. Nielsen becoming a director of a Competing Business (as defined in the Nielsen Employment Agreement) limited to six months); (ii) not to solicit any of our employees for two years following the End Date; (iii) not to disparage us; and (iv) not to disclose any of our confidential information. In addition, the above-described amounts and stock awards to be provided to her are conditioned on (i) compliance with the terms of the Nielsen Employment Agreement (including the release) and (ii) Ms. Nielsen not being terminated for Cause (as defined in the Nielsen Employment Agreement) before the End Date. Ms. Nielsen also agrees to be available telephonically and by email during the Non-Compete Period if requested by us to assist in transitioning her former duties and responsibilities, for no additional compensation or benefits.

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Under the Nielsen Employment Agreement, cause is defined as: (A) the willful and continued failure by Ms. Nielsen to substantially perform her duties hereunder after demand for substantial performance is delivered to her that specifically identifies the manner in which we believe she has not substantially performed her duties; (B) her conviction of, or plea of nolo contendere to, a crime (whether or not involving the Company) constituting any felony; (C) her willful engagement in gross misconduct relating to her employment that is materially injurious to the Company, monetarily or otherwise, or which subjects, or if generally known, would subject, the Company to public ridicule. Under this definition, no act, or failure to act, on Ms. Nielsen’s part shall be considered “willful” unless done, or omitted to be done, by her not in good faith and without reasonable belief that her action or omission was in the best interest of the Company. Notwithstanding the foregoing, Ms. Nielsen’s employment may be terminated for cause only upon (x) reasonable written notice to her setting forth the reasons for the Company’s intention to terminate her for cause; (y) the opportunity to cure (if curable) within 30 days of such written notice; and (z) an opportunity for Ms. Nielsen, together with her counsel, to be heard by the Company.
If necessary to comply with Section 409A of the Code, any severance payments will be subject to a six-month delay in payment.
Justin Picicci. Under the Picicci Employment Agreement, if we terminate Mr. Picicci’s employment for any reason other than death, disability or Cause, or he voluntarily terminates his employment for Good Reason (as defined in the Picicci Employment Agreement and as described below), he will be entitled to continue to receive, in accordance with our normal payroll practices, an amount equal to his base salary for a severance period of twelve months, plus an amount, payable at the end of the severance period, equal to his target bonus. Mr. Picicci will also be entitled to continue his participation during the severance period in any group medical or dental insurance plans in which he participated prior to termination.
If Mr. Picicci voluntarily terminates his employment without good reason, or if we terminate his employment for cause, he will be entitled to receive only his base salary through the date of termination.
In the event of his termination due to his death or disability, Mr. Picicci or his estate will be entitled to receive all payments due to him through the date of his death or termination due to disability. Further, he will be entitled to receive a pro-rated amount, based on the percentage of time that has elapsed during the applicable performance periods, of the unvested RSUs and PSUs held by him, which shall vest at the end of the applicable vesting period, subject to our achievement of pre-established financial goals where applicable.
Under the Picicci Employment Agreement, if the Company terminates his employment without cause, or Mr. Picicci voluntarily terminates his employment for good reason, in each case within 12 months following a change in control of the Company (as defined in the Picicci Employment Agreement), then, in lieu of the foregoing amounts, he will be entitled to receive a lump sum amount, payable within 15 days after the termination of his employment, equal to two times the sum of his then current annual base salary and prior fiscal year’s bonus immediately prior to his termination. In addition, in such event, any unvested stock options held by Mr. Picicci will immediately vest and any PSUs or restricted shares held by Mr. Picicci which are unvested will be deemed vested immediately prior to such change in control.
The above described amounts and stock awards to be provided to him are subject to his compliance with the following restrictive covenants: (i) in the event his employment is terminated for cause or he resigns without good reason, not to compete with us for one year following the termination of his employment; (ii) not to solicit any of our employees for one year following the termination of his employment; (iii) not to disparage us following the termination of his employment; and (iv) not to disclose any of our confidential information.
Under the Picicci Employment Agreement, cause is defined as: (i) willful and repeated failure by Mr. Picicci to substantially perform the material duties of his employment agreement (other than due to disability); or (ii) an act of fraud, embezzlement, theft, breach of fiduciary duty, dishonesty, or any violation of law (other than a traffic violation) with regard to the Company committed by Mr. Picicci; or (iii) any willful action by him causing damage to or misappropriation of our assets; or (iv) his breach of a material provision of the Picicci Employment Agreement; or (v) his breach of any of our material written employment policies; or (vi) performance by him of his employment duties in a manner deemed by us, in good faith, to be grossly negligent; or (vii) the commission of any act by him, whether or not performed in the workplace, which subjects or, if publicly known, would be likely to subject us to public ridicule or embarrassment, or would likely be detrimental or damaging to us materially; notwithstanding the foregoing, the above conduct shall not constitute cause unless and until such failure by him has not been cured to our satisfaction (if curable), in our sole discretion, within thirty (30) days after notice of such failure has been given by us to Mr. Picicci.

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Under the Picicci Employment Agreement, good reason is defined as a termination of employment by him within 60 days following the occurrence of: (A) a material diminution in or material adverse alteration to his title, base salary, or position, provided that a change in reporting relationship (except as set forth in (D) below) or a removal of particular business units or functions from his purview shall not constitute a material diminution in or material adverse alteration to his position for this purpose; (B) the relocation of his principal office outside the area which comprises a 50 mile radius from either New York City or Nutley, New Jersey offices; (C) a failure of the Company to comply with any material provision of the Picicci Employment Agreement; or (D) a requirement that Mr. Picicci report to anyone other than the Chief Operating Officer or, regardless of job title, an executive with substantially equivalent or more senior job responsibilities, provided that the events described in clauses (A), (B), (C) or (D) above shall not constitute good reason until (i) Mr. Picicci provides written notice to the Company of the existence of such diminution, alteration, relocation, or failure within 30 days of the date he learned of its occurrence; and (ii) unless such diminution, alteration, relocation, or failure (as applicable) has not been cured within 30 days after written notice of such noncompliance has been given by Mr. Picicci to the Company.
If necessary to comply with Section 409A of the Code, any severance payments will be subject to a six-month delay in payment.
Halide Alagoz. Under the Alagoz Employment Agreement, if we terminate Ms. Alagoz’s employment for any reason other than death, disability or cause (as defined in the Alagoz Employment Agreement and as described below), or she voluntarily terminates her employment for good reason (as defined in the Alagoz Employment Agreement and as described below), she will be entitled to continue to receive, in accordance with our normal payroll practices, an amount equal to her base salary for a severance period of twelve months, plus an amount, payable at the end of the severance period, equal her target bonus, plus a pro-rata EOAIP bonus for the year of termination based on actual performance. Ms. Alagoz will also be entitled to continue her participation during the severance period in any group medical or dental insurance plans in which she participated prior to termination.
If Ms. Alagoz voluntarily terminates her employment without good reason, or if we terminate her employment for cause, she will be entitled to receive only her base salary through the date of termination.
In the event of her termination due to her death or disability, Ms. Alagoz or her estate will be entitled to receive all payments due to her through the date of her death or termination due to disability. Further, she will be entitled to receive a pro-rated amount, based on the percentage of time that has elapsed during the applicable performance periods, of the unvested RSUs and PSUs held by her, which shall vest at the end of the applicable vesting period, subject to our achievement of pre-established financial goals where applicable.
Under the Alagoz Employment Agreement, if the Company terminates her employment without cause, or Ms. Alagoz voluntarily terminates her employment for good reason, in each case within 12 months following a change in control of the Company (as defined in the Alagoz Employment Agreement), then, in lieu of the foregoing amounts, she will be entitled to receive a lump sum amount, payable within 15 days after the termination of her employment, equal to two times the sum of her then current annual base salary and prior fiscal year’s bonus immediately prior to her termination. In addition, in such event, any unvested stock options, RSUs and other equity awards held by Ms. Alagoz will immediately vest. In the case of any performance-based equity awards, the accelerated vesting would be calculated as if the target performance level was achieved.
The above described amounts and stock awards to be provided to her are subject to her compliance with the following restrictive covenants: (i) in the event her employment is terminated for cause or she resigns without good reason, not to compete with us for one year following the termination of her employment; (ii) not to solicit any of our employees for one year following the termination of her employment; (iii) not to disparage us following the termination of her employment; and (iv) not to disclose any of our confidential information.
Under the Alagoz Employment Agreement, cause is defined as: (i) failure by Ms. Alagoz to perform the duties of her employment agreement (other than due to disability), provided that the conduct shall not constitute cause unless such failure by her to perform her duties has not been cured to our satisfaction, in our sole discretion, within fifteen (15) days after notice of such failure has been given by us to Ms. Alagoz; or (ii) an act of fraud, embezzlement, theft, breach of fiduciary duty, dishonesty, or any other misconduct or any violation of law (other than a traffic violation) committed by Ms. Alagoz; or (iii) any action by her causing damage to or misappropriation of our assets; or (iv) her wrongful disclosure of our confidential information; or (v) her engagement in any competitive activity which would constitute a breach of her employment agreement and/or of her duty of loyalty; or (vi) her breach of any of our employment policies; or (vii) performance by her of her employment duties in a

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manner deemed by us, in our sole discretion, to be grossly negligent; or (viii) the commission of any act by her, whether or not performed in the workplace, which subjects or, if publicly known, would be likely to subject us to public ridicule or embarrassment, or would likely be detrimental or damaging to our reputation, goodwill, or relationships with our customers, suppliers, vendors, licensees or employees.
Under the Alagoz Employment Agreement, good reason is defined as a termination of employment by her within 60 days following the occurrence of: (A) a material diminution in or material adverse alteration to her title, base salary, or position, provided that a removal of particular business units or functions from her purview shall not constitute a material diminution in or material adverse alteration to her position for this purpose; (B) the relocation of her principal office outside the area which comprises a 50 mile radius from either New York City; or (C) a failure of the Company to comply with any material provision of the Alagoz Employment Agreement, provided that the events described in clauses (A), (B), and (C) above shall not constitute good reason until (i) Ms. Alagoz provides written notice to the Company of the existence of such diminution, alteration, relocation, or failure within 30 days of the date she learned of its occurrence; and (ii) unless such diminution, alteration, relocation, or failure (as applicable) has not been cured within 30 days after written notice of such noncompliance has been given by Ms. Alagoz to the Company.
If necessary to comply with Section 409A of the Code, any severance payments will be subject to a six-month delay in payment.
David Lauren. If we terminate Mr. D. Lauren not based on poor job performance and without just cause, he would be entitled to continue to receive, in accordance with our normal payroll practices, an amount equal to his base salary for a severance period of one year. Under the Company’s severance pay plan for employees in the United States, just cause is defined to mean:
(1) Any act or omission by the employee resulting or intended to result in personal gain at the expense of the employer; (2) The performance by the employee of his or her employment duties in a manner deemed by the employer to be grossly negligent (3) The improper disclosure by the employee of proprietary or confidential information or trade secrets of the Employer, or intellectual property which an employer is under a duty to protect, including software licensed to an Employer under agreements prohibiting disclosure; (4) Misconduct by the employee, including, but not limited to, fraud, falsification of employer records, failure to comply with employer policies, rules or guidelines (including a violation of the Employer’s business code of conduct), harassment, excessive absenteeism, dishonesty, insubordination, theft, violent acts or threats of violence, or possession of alcohol or narcotics on the property of any employer, or the use of any of the Employer’s property, facilities or services for illegal purposes; (5) Violation of any material written employer policy; or (6) The commission of an act by the employee, whether or not performed in the workplace, which subjects, or if generally known, would subject any employer to public ridicule or embarrassment.
In connection with his receipt of severance, and per the Company’s practice under its severance pay plan, Mr. D. Lauren would be required to comply with the following restrictive covenants: (i) not to solicit any of our employees for one year following the termination of his employment; (ii) not to disparage us following the termination of his employment; and (iii) not to disclose any of our confidential information.
In the event of his termination due to his death or disability, Mr. Lauren or his estate will be entitled to receive all payments due to him through the date of his death or termination due to disability. Further, he will be entitled to receive a pro-rated amount, based on the percentage of time that has elapsed during the applicable performance periods, of the unvested RSUs and PSUs held by him, which shall vest at the end of the applicable vesting period, subject to our achievement of pre-established financial goals where applicable.
If necessary to comply with Section 409A of the Code, any severance payments will be subject to a six-month delay in payment.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLES
The following tables reflect incremental payments and benefits that would be owed by the Company to each of our NEOs beyond what they had earned as of March 29, 2025 upon termination of their employment under certain circumstances or in the event of a change in control, assuming that:
•	the NEO’s employment terminated or, in the event of a change in control, such change in control occurred on March 29, 2025;
•	the NEO’s salary continues as it existed on March 29, 2025;
•	the NEO’s employment agreement, as applicable, and term as of March 29, 2025, applies;

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•	PSUs that are accelerated upon a change in control are deemed to do so at target;
•
awards granted under the 2010 Stock Incentive Plan or 2019 Stock Incentive Plan held by participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vest immediately upon a qualifying termination in connection with a change in control in accordance with the terms of the 2010 Stock Incentive Plan and the 2019 Stock Incentive Plan;

•
the stock price for the Class A Common Stock is $215.68 per share (the NYSE closing price of Class A Common Stock on March 28, 2025, the last business day of Fiscal 2024 on which there were sales of shares); and

•	the bonus for the period March 31, 2024 through March 29, 2025 (as determined by the Talent Committee) has been earned by our NEOs as set forth in the “Summary Compensation Table.”
The tables do not include non-qualified deferred compensation, if any, that would be paid to the NEOs, which is set forth in the “Non-Qualified Deferred Compensation” table.

Executive Chairman and Chief Creative Officer - Ralph Lauren
	Cash Severance – Base Salary[1]	Cash Severance – Bonus	Vesting of Equity Awards[2]	Continuation of Other Benefits & Perquisites[3]	Total
By the Company for Cause/by the Executive Without Good Reason	$0	$0	$0	$0	$0
By the Company Without Cause/by the Executive for Good Reason	$3,500,000	$12,000,000[4]	$53,253,879[5]	$1,251,806	$70,005,685[6]

1
In the event of a termination by the Company without cause or by Mr. R. Lauren for good reason and pursuant to his employment agreement, we would provide a lump sum cash payment equal to two times his base salary, payable within 30 days following the date of termination.

2
Represents the value associated with the acceleration or continuation (as the case may be) of the vesting of equity awards. In the case of PSUs (including associated dividend equivalent units on such award), the value was based on the NYSE closing price of Class A Common Stock on March 28, 2025, which was $215.68.

3	Represents the cost of providing welfare and medical benefits, office facilities and secretarial assistance, and the use of a car and driver through the applicable severance period.
4	Represents two times the average annual bonus paid to Mr. R. Lauren for the two fiscal years immediately preceding the year of termination.
5	If maximum performance for PSUs is reached, the value would increase by $53,253,879.
6
In the event of a qualifying termination in connection with a change in control, no special change in control severance payment is payable to Mr. R. Lauren. If Mr. R. Lauren’s employment were to be terminated by us without cause or if he terminates his employment for good reason following a change in control, Mr. R. Lauren would be entitled to the same amounts reflected above for “By the Company without Cause/By the Executive for Good Reason.”

President and Chief Executive Officer - Patrice Louvet
	Cash Severance – Base Salary[1]	Cash Severance – Bonus	Vesting of Equity Awards[2]	Continuation of Other Benefits & Perquisites[3]	Total
By the Company for Cause/by the Executive Without Good Reason	$0	$ 0	$0	$0	$0
By the Company Without Cause/by the Executive for Good Reason	$10,800,000	$0	$33,510,489	$51,086	$44,361,575
Death or Disability	$0	$0	$33,510,489[4]	$0	$33,510,489
Change in Control with Termination	$10,800,000	$0	$46,282,124	$51,086	$57,133,210

1.
In the event of a termination by the Company without cause or by Mr. Louvet for good reason and pursuant to his employment agreement, we would provide a monthly cash payment equal to four times his monthly base salary for two years. In the event of a qualifying termination in connection with a change in control, we would provide a lump sum cash payment equal to four times his base salary for two years.

2.
Represents the value associated with the acceleration or continuation (as the case may be) of the vesting of equity awards. Amount of $33,510,489 also applies if he left without Good Reason but if he is terminated for Cause, all unvested equity is forfeited. In the case of RSUs and PSUs, the value was based on the NYSE closing price of Class A Common Stock on March 28, 2025, which was $215.68.

3.	Represents the cost of providing medical and dental benefits during applicable severance period.

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4.	If maximum performance for PSUs is reached, the value would increase by $20,903,130.

Chief Financial Officer – Justin Picicci
	Cash Severance – Base Salary[1]	Cash Severance – Bonus	Vesting of Equity Awards[2]	Continuation of Other Benefits & Perquisites[3]	Total
By the Company for Cause/by the Executive Without Good Reason	$0	$0	$0	$0	$0
By the Company Without Cause/by the Executive for Good Reason	$700,000	$700,000[4]	$0	$27,231	$1,427,231
Death or Disability	$0	$0	$1,829,973[6]	$0	$1,829,973
Change in Control with Termination	$1,400,000	$1,317,230[5]	$2,821,957	$54,462	$5,593,649

1.
In the event of a termination by the Company without cause or by Mr. Picicci for good reason and pursuant to his employment agreement, we would continue to pay Mr. Picicci his base salary for one year. In the event of a qualifying termination in connection with a change in control Mr. Picicci would be entitled to a lump sum payment equal to two times his base salary.

2.
Represents the value associated with the acceleration or continuation (as the case may be) of the vesting of equity awards. In the case of RSUs and PSUs, the value was based on the NYSE closing price of Class A Common Stock on March 28, 2025, which was $215.68.

3.	Represents the cost of providing medical and dental benefits during the applicable severance period.
4.	Represents 100% of base salary.
5.	Represents two times the bonus paid to Mr. Picicci for the most recently completed fiscal immediately preceding the year of termination.
6.	If maximum performance for PSUs is reached, the value would increase by $234,372.

Chief Branding and Innovation Officer, Vice Chairman of the Board, Strategic Advisor to the CEO and President of the Ralph Lauren Corporate Foundation – David Lauren
	Cash Severance – Base Salary	Cash Severance – Bonus	Vesting of Equity Awards[2]	Other Benefits & Perquisites	Total
By the Company for Just Cause/by the Executive	$0	$0	$0	$0	$0
By the Company Without Just Cause[1]	$950,000	$0	$0	$0	$950,000
Death or Disability	$0	$0	$2,896,151[3]	$0	$2,896,151
Change in Control with Termination	$950,000	$0	$3,722,852	$0	$4,672,852

1.	In the event of a termination by the Company without just cause, we would continue to pay Mr. D. Lauren his base salary for one year.
2.
Represents the value associated with the acceleration or continuation (as the case may be) of the vesting of equity awards. In the case of RSUs and PSUs, the value was based on the NYSE closing price of Class A Common Stock on March 28, 2025, which was $215.68.

3.	If maximum performance for applicable PSUs is reached, the value would increase by $1,793,164.

Chief Product & Merchandising Officer - Halide Alagoz
	Cash Severance – Base Salary[1]	Cash Severance – Bonus	Vesting of Equity Awards[2]	Continuation of Other Benefits & Perquisites[3]	Total
By the Company for Cause/by the Executive Without Good Reason	$0	$0	$0	$0	$0
By the Company Without Cause/by the Executive for Good Reason	$950,000	$950,000[4]	$0	$27,231	$1,927,231
Death or Disability	$0	$0	$3,968,296[6]	$0	$3,968,296
Change in Control with Termination	$1,900,000	$2,128,000[5]	$5,208,025	$54,462	$9,290,487

1.
In the event of a termination by the Company without cause or by Ms. Alagoz for good reason and pursuant to her employment agreement, we would continue to pay Ms. Alagoz her base salary for one year. In the event of a qualifying termination in connection with a change in control Ms. Alagoz would be entitled to a lump sum payment equal to two times her base salary.

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2.
Represents the value associated with the acceleration or continuation (as the case may be) of the vesting of equity awards. In the case of RSUs and PSUs, the value was based on the NYSE closing price of Class A Common Stock on March 28, 2025, which was $215.68.

3.	Represents the cost of providing medical and dental benefits during the applicable severance period.
4.	Represents 100% of base salary.
5.	Represents two times the bonus paid to Ms. Alagoz for the most recently completed fiscal immediately preceding the year of termination.
6.	If maximum performance for PSUs is reached, the value would increase by $2,480,104.

Former Chief Operating Officer and Chief Financial Officer – Jane Nielsen[1]
	Cash Severance – Base Salary[2]	Cash Severance – Bonus[3]	Vesting of Equity Awards[4]	Continuation of Other Benefits & Perquisites[5]	Total
Per Transition Agreement	$1,050,000	$1,837,500	$21,080,348	$60,666	$24,028,514

1.
This table reflects the value Ms. Nielsen is entitled to in connection with her employment ending effective March 29, 2025 in accordance with those provisions of the Nielsen 2019 employment agreement governing non-extension of the contract term.

2.	Represents base salary that we will continue to pay Ms. Nielsen during the applicable period after her employment end date.
3	Represents 175% of base salary.
4.
Represents the value associated with the continuation of the vesting of equity awards granted to Ms. Nielsen. In the case of PSUs and RSUs, the value was based on the NYSE closing price of Class A Common Stock on March 28, 2025, which was $215.68. PSUs vest based upon actual performance over the applicable performance period. For purposes of this table, target performance is assumed to have been achieved. If maximum performance for PSUs is reached, the value would increase by $11,977,573.

5.	Represents the cost of providing medical and dental benefits during the applicable period after her employment end date.
PAY RATIO DISCLOSURE
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following disclosure provides the relationship of the annual total compensation of our median employee to the annual total compensation of our CEO, Mr. Louvet. The following ratio, as of our last completed fiscal year, is a reasonable estimate calculated in a manner consistent with SEC rules which permit the use of estimates, assumptions, and adjustments, and is based on the following methodology.
•	The annual total compensation of the median employee, other than Mr. Louvet, was $31,748.
•	Mr. Louvet’s annual total compensation was $23,079,435.
•	The ratio of the annual total compensation of Mr. Louvet to the median of the annual total compensation of our employees is estimated to be 727 to 1.
Determination of the Median Employee
We selected February 28, 2025 as the date on which to determine our median employee. Including full-time, part-time, temporary, and seasonal employees, our workforce was comprised of 23,510 employees in 30 countries globally. None of the permitted exemptions under the SEC rules were used.
Our employees work in various locations, with a large portion of employees in stores on a part-time or seasonal basis. These roles are critical to our business as they allow us the flexibility to best address our customer demands. At the Company, it is important to provide flexible work opportunities for our employees, so they can balance work with other life commitments.
We utilized annualized total cash received as compiled from our payroll records to identify the median employee. Annualized total cash received includes wages, bonuses, commissions, and overtime paid. Compensation in foreign currencies was converted to USD based on exchange rates used in our financial reporting.
We determined the estimated median based upon total cash received and selected a small group of employees around this estimated median. We then chose a median employee whom we felt was reasonably representative of our median employee.

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Calculation of Annual Total Compensation
For purposes of the pay ratio, both the CEO and median employee’s annual total compensation were calculated consistent with the disclosure requirements under the Summary Compensation Table.

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PAY VERSUS PERFORMANCE
Below is information about the relationship between executive compensation actually paid to our named executive officers and our financial performance, as prepared in accordance with SEC rules. For purposes of the Peer Group Total Shareholder Return column of the Pay Versus Performance Table, we have used the S&P Composite 1500 Apparel, Accessories & Luxury Goods Index, which we also used for purposes of the Stock Performance Graph in our 2025 Annual Report on Form 10-K. For further information about how we align executive compensation with the Company’s performance, see “Compensation Discussion and Analysis” starting on page 58.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year (a)	Summary Compensation Table Total for CEO [1] (b)	Compensation Actually Paid to CEO2-6 (c)	Average Summary Compensation Table Total for Non-CEO NEOs[1] (d)	Average Compensation Actually Paid to Non-CEO NEOs2-7 (e)	Total Shareholder Return (f)	Peer Group Total Shareholder Return[8] (g)	Net Income ($ millions) (h)	Adjusted Operating Profit Margin[9] (i)
2025	23,079,435	40,207,798	9,648,709	17,701,957	347.92	113.98	742.9	14.3%
2024	16,628,568	41,971,686	8,208,876	22,539,380	297.99	134.47	646.3	12.4%
2023	14,471,356	14,004,639	7,603,556	7,025,927	181.19	137.62	522.7	13.7%
2022	18,553,058	18,143,171	12,597,031	12,208,407	168.70	176.27	600.1	13.5%
2021	12,063,568	25,475,834	8,621,310	15,031,334	179.67	209.53	(121.11)	4.4%

1.
Mr. Louvet is the CEO for each of the years shown. The Non-CEO NEOs include Mr. R. Lauren, Ms. Nielsen, and Mr. D. Lauren for each of the years shown, Mr. Picicci for Fiscal 2025, Ms. Alagoz for Fiscal 2025, 2024 and Fiscal 2023 and Howard Smith, our Former Chief Commercial Officer, for Fiscal 2022 and Fiscal 2021.

2.
Fair value amounts or change in fair value, as applicable, of equity awards in the Compensation Actually Paid (“CAP”) columns were determined based on applicable SEC rules with respect to previously granted service-based RSUs and PSUs. For PSUs, changes in fair value were calculated as of the end of the covered year based on the probable outcome of performance conditions, with the PSUs-TSR for Fiscal 2025, Fiscal 2024, Fiscal 2023, and Fiscal 2022 calculated pursuant to a Monte Carlo simulation, as of the last day of the applicable year. No stock options were granted or continued to vest during Fiscal 2025, Fiscal 2024, Fiscal 2023, Fiscal 2022, and Fiscal 2021.

3.	For Fiscal 2025, the values included in the “CAP to CEO” and “Average CAP to Non-CEO NEOs” columns reflect the following adjustments from the values shown in columns (b) and (d), respectively:

	CEO	Average Non-CEO NEOs
Total Reported in Fiscal 2025 Summary Compensation Table (“SCT”)	23,079,435	9,648,709
Less: Value of stock awards reported in SCT	13,541,857	4,485,907
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	20,635,005	6,108,979
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	11,161,753	5,447,890
Plus: Fair value of awards granted this year and that vested this year	0	1,054,140
Plus: Change in fair value (from prior year-end) of prior year stock awards that vested this year	(1,126,538)	(71,854)
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this year	0	0
Compensation Actually Paid for Fiscal 2025	40,207,798	17,701,957

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4.	For Fiscal 2024, the values included in the “CAP to CEO” and “Average CAP to Non-CEO NEOs” columns reflect the following adjustments from the values shown in columns (b) and (d), respectively:

	CEO	Average Non-CEO NEOs
Total Reported in Fiscal 2024 Summary Compensation Table (“SCT”)	16,628,568	8,208,876
Less: Value of stock awards reported in SCT	10,651,323	4,237,420
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	20,004,712	8,548,296
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	15,559,587	9,715,837
Plus: Fair value of awards granted this year and that vested this year	0	0
Plus: Change in fair value (from prior year-end) of prior year stock awards that vested this year	430,142	303,791
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this year	0	0
Compensation Actually Paid for Fiscal 2024	41,971,686	22,539,380

5.	For Fiscal 2023, the values included in the “CAP to CEO” and “Average CAP to Non-CEO NEOs” columns reflect the following adjustments from the values shown in columns (b) and (d), respectively:

	CEO	Average Non-CEO NEOs
Total Reported in Fiscal 2023 SCT	14,471,356	7,603,556
Less: Value of stock awards reported in SCT	9,110,544	4,167,633
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	11,554,627	5,315,211
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	(1,011,216)	(1,210,642)
Plus: Fair value of awards granted this year and that vested this year	0	0
Plus: Change in fair value (from prior year-end) of prior year stock awards that vested this year	(1,899,585)	(514,564)
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this year	0	0
Compensation Actually Paid for Fiscal 2023	14,004,639	7,025,927

6.	For Fiscal 2022, the values included in the “CAP to CEO” and “Average CAP to Non-CEO NEOs” columns reflect the following adjustments from the values shown in columns (b) and (d), respectively:

	CEO	Average Non-CEO NEOs
Total Reported in Fiscal 2022 SCT	18,553,058	12,597,031
Less: Value of stock awards reported in SCT	9,228,711	5,258,016
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	10,881,406	5,950,050
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	(2,116,559)	(1,082,579)
Plus: Fair value of awards granted this year and that vested this year	0	0
Plus: Change in fair value (from prior year-end) of prior year stock awards that vested this year	53,977	1,921
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this year	0	0
Compensation Actually Paid for Fiscal 2022	18,143,171	12,208,407

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7.	For Fiscal 2021, the values included in the “CAP to CEO” and “Average CAP to Non-CEO NEOs” columns reflect the following adjustments from the values shown in columns (b) and (d), respectively:

	CEO	Average Non-CEO NEOs
Total Reported in Fiscal 2021 SCT	12,063,568	8,621,310
Less: Value of stock awards reported in SCT	7,131,351	4,247,644
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	12,943,487	7,384,070
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	5,826,919	2,725,747
Plus: Fair value of awards granted this year and that vested this year	0	0
Plus: Change in fair value (from prior year-end) of prior year stock awards that vested this year	1,773,211	547,851
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this year	0	0
Compensation Actually Paid for Fiscal 2021	25,475,834	15,031,334

8.
The peer group used for this purpose is the S&P Composite 1500 Apparel, Accessories & Luxury Goods Index which is also used for purposes of the Stock Performance Graph in our 2025 Annual Report on Form 10-K.

9.
We chose Adjusted Operating Profit Margin on a constant dollar basis as our Company Selected measure for evaluating Pay versus Performance because it is a key metric in our short-term incentive plan and in our long-term incentive plan for PSUs. Adjusted Operating Profit Margin is a non-GAAP measure. In our 2023 Proxy Statement, our Fiscal 2022 and Fiscal 2021 Adjusted Operating Profit Margin results were presented on a reported dollar basis.

Tabular List
The following tabular list sets forth those measures, which, in our assessment, represent the three financial performance measures and the one non-financial performance measure that we use to link the compensation paid to our named executive officers for Fiscal 2024 to Company performance. See “Compensation Discussion and Analysis”, beginning on page 58 for more information about how these measures impact our NEOs’ compensation.
Financial Performance Measures
Adjusted Operating Profit Margin (“OPM”) (excludes foreign currency effects, restructuring-related charges, impairment of assets, and certain other benefits (charges))
Total Company Revenue (excludes foreign currency effects)
Relative Total Shareholder Return (“TSR”)
Non-Financial Performance Measure
Citizenship and Sustainability scorecard

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Descriptions of Pay Versus Performance Relationships
The following charts present the relationship of CAP to TSR, Net Income, and Adjusted Operating Profit Margin, as well as the relationship between our TSR and the TSR of the S&P Composite 1500 Apparel, Accessories & Luxury Goods Index.

CAP vs. Adjusted OPM
Compensation Actually Paid ($millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Adjusted Operating Profit Margin
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2021
2022
2023
2024
2025
CAP CEO
CAP Other NEOs
Adjusted OPM

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CAP vs. Net Income
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
-$5
Compensation Actually Paid ($millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
($100)
($200)
Net Income ($ millions)
2021
2022
2023
2024
2025
CAP CEO
CAP Other NEOs
Net Income

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Certain Relationships, Transactions, and Legal proceedings
We have adopted a written related party transactions policy detailing the policies and procedures relating to transactions which may present actual, potential, or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interests of us and our stockholders. The Nominating Committee must review and approve or ratify any deemed related party transaction proposed to be entered into by our executive officers or directors.
Under our related party transactions policy, any relationship, arrangement or transactions between us and (i) a director, (ii) an executive officer, (iii) a person known by us to be a beneficial owner of more than 5% of our Common Stock, or (iv) a person known by us to be an immediate family member of any of the foregoing (each of the foregoing clauses (i)-(iv) a “Related Party”), is deemed to be a related party transaction. Under our related party transactions policy, the following transactions are not deemed to be a related party transaction:
•	Any transaction that involves the providing of compensation to a director or executive officer for his or her services in that capacity.
•	Any transaction in which the aggregate amount involved is expected to be less than $120,000.
•
Any transaction between us and any entity in which a Related Party has a relationship solely as an employee (other than an executive officer), director or beneficial owner of less than 10% of such entity’s equity, if the aggregate amount involved does not exceed the greater of $1 million or 2% of the other entity’s total annual revenues.

•
Any transaction where the Related Party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock receive the same benefit on a pro-rata basis (e.g., dividends).

•	Any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.
•	Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

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Certain Relationships, Transactions, and Legal proceedings

REGISTRATION RIGHTS AGREEMENT
We and certain of the Lauren Family Members (as defined below) are parties to a Registration Rights Agreement entered into on June 9, 1997 pursuant to which the Lauren Family Members have certain demand registration rights in respect of shares of Class A Common Stock (including the shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock held by them). The Lauren Family Members may make a demand to register their shares once every nine months. The Lauren Family Members also have an unlimited number of piggyback registration rights in respect of their shares. The piggyback registration rights allow the holders to include all or a portion of the shares of Class A Common Stock issuable upon conversion of their shares of Class B Common Stock under any registration statement filed by us, subject to certain limitations.
We are required to pay all expenses (other than underwriting discounts and commissions of the Lauren Family Members and taxes payable by the Lauren Family Members) in connection with any demand registration, as well as any registration pursuant to the exercise of piggyback rights. We must also indemnify the Lauren Family Members and any underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended.
As used in this Proxy Statement, the term “Lauren Family Members” includes only the following persons: (i) Ralph Lauren and his estate, guardian, conservator or committee; (ii) the spouse of Mr. R. Lauren and her estate, guardian, conservator or committee; (iii) each descendant of Mr. R. Lauren (a “Lauren Descendant”) and their respective estates, guardians, conservators or committees; (iv) each Family Controlled Entity (as defined below); and (v) the trustees, in their respective capacities as such, of each Lauren Family Trust (as defined below). The term “Family Controlled Entity” means (i) any not-for-profit corporation if at least a majority of its board of directors is composed of Mr. R. Lauren, Mr. R. Lauren’s spouse and/or Lauren Descendants; (ii) any other corporation if at least a majority of the value of its outstanding equity is owned by Lauren Family Members; (iii) any partnership if at least a majority of the economic interest of its partnership interests are owned by Lauren Family Members; and (iv) any limited liability or similar company if at least a majority of the economic interest in the company is owned by Lauren Family Members. The term “Lauren Family Trust” includes trusts, the primary beneficiaries of which are Mr. R. Lauren, Mr. R. Lauren’s spouse, Lauren Descendants, Mr. R. Lauren’s siblings, spouses of Lauren Descendants and their respective estates, guardians, conservator or committees and/or charitable organizations, provided that if the trust is a wholly charitable trust, at least a majority of the trustees of such trust consist of Mr. R. Lauren, the spouse of Mr. R. Lauren and/or Lauren Family Members.
OTHER AGREEMENTS, TRANSACTIONS, AND RELATIONSHIPS
In connection with the reorganization that preceded our initial public offering in June 1997, we and our stockholders entered into a stockholders’ agreement (the “Stockholders’ Agreement”) which sets forth certain voting and other agreements for the period prior to completion of the initial public offering. All of the provisions of the Stockholders’ Agreement terminated upon completion of the initial public offering, except for certain provisions relating to certain tax matters with respect to our predecessor entities, certain restrictions on transfers of shares of Common Stock and indemnification and exculpation provisions.
We have entered into indemnification agreements with each of our directors and certain executives. The indemnification agreements require, among other things, that we indemnify our directors and some executives against certain liabilities and associated expenses arising from their service as our directors and executives and reimburse certain related legal and other expenses. In the event of our change in control (as defined therein), we will, upon request by an indemnitee under the agreements, create and fund a trust for the benefit of such indemnitee sufficient to satisfy reasonably anticipated claims for indemnification.
Under our Code of Business Conduct and Ethics, all of our employees and officers are required to promptly report any potential relationships, actions, or transactions, including those involving immediate family members, which reasonably could be expected to give rise to a conflict of interest to their manager and our legal department. In addition, employees who intend to seek additional employment of any kind while remaining our employee are required to notify their managers of their interest and obtain approval from them before accepting such other employment. Our directors are required to disclose any actual or potential conflicts of interest to the Executive Chairman of the Board and our Chief Legal Officer. All directors are required to recuse themselves from any Board discussion or decision affecting their personal, business, or professional interests.

110	Ralph Lauren 2025 Proxy Statement

Certain Relationships, Transactions, and Legal proceedings

In connection with our adoption of the “RRL” trademarks, pursuant to an agreement with us, Mr. R. Lauren retained the royalty-free right to use as trademarks “Ralph Lauren,” “Double RL” and “RRL” in perpetuity in connection with, among other things, beef and living animals. The trademarks “Double RL” and “RRL” are currently used by the Double RL Company, an entity wholly owned by Mr. R. Lauren. In addition, Mr. R. Lauren has reserved the right to engage in personal projects involving non-Company related film or theatrical productions through RRL Productions, Inc., a company wholly-owned by Mr. R. Lauren.
For Fiscal 2025, the total aggregate amount for transactions relating to the sale of beef and hides from Mr. R. Lauren’s Double RL Company to the Company was approximately $204,000.
Jerome Lauren, the brother of Mr. R. Lauren, served as our Executive Vice President of Men’s Design until September 2016. Beginning in October 2016, the Company engaged J. Lauren as a consultant. In his role as a consultant to the Company, J. Lauren was compensated by the Company in the approximate amount of $2,125,000 in Fiscal 2025 in exchange for services rendered. Mr. D. Lauren, our Chief Branding & Innovation Officer, Vice Chairman of the Board, Strategic Advisor to the CEO and President of The Ralph Lauren Corporate Foundation, is Mr. R. Lauren’s son. Information regarding Mr. D. Lauren’s compensation and stock-based awards may be found under the “Executive Compensation Matters” section of this Proxy Statement.
LEGAL PROCEEDINGS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS
In November 2017, SAP brought a lawsuit against Ms. Debra Cupp, alleging that she breached confidentiality and non-competition provisions of her employment agreement with SAP. Ms. Cupp denied those allegations and Ms. Cupp and SAP agreed to settle the case.
Ms. Cupp consented to the entry of a Consent Order, enforcing the terms of her employment agreement, enjoining her, for a 12-month period following her departure from SAP, from providing certain services relating to her prior work at SAP and taking certain actions relating to soliciting SAP employees.

Ralph Lauren 2025 Proxy Statement	111

RL67
NEW YORK

DRIVER TWO

Drive the Core and Expand for More

Proposal 2:
Ratification of Appointment
of Independent Registered
Public Accounting Firm
The Audit Committee of the Board has appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm to audit our financial statements and our subsidiaries for Fiscal 2026. A resolution will be presented at the meeting to ratify their appointment.
Ernst & Young has served continuously as our auditors since 2008. All services provided by Ernst & Young, our independent registered public accounting firm for Fiscal 2025, have been reviewed with the Audit Committee to confirm that the performance of such services was consistent with the regulatory requirements for auditor independence.
Independent Auditor Fees
The Audit Committee has adopted a policy governing the pre-approval by the Audit Committee of all services, audit and non-audit, to be provided to us by our independent registered public accounting firm. Under the policy, the Audit Committee has generally pre-approved the provision by our independent registered public accounting firm of specific audit, audit-related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence. The provision of all other services, and all generally pre-approved services in excess of the applicable fee limits, by the independent registered public accounting firm must be specifically pre-approved by the Audit Committee on a case-by-case basis. Our Chief Financial Officer is required to determine if any request or application for services proposed to be performed by the independent registered public accounting firm has the general pre-approval of the Audit Committee, and the Audit Committee must be updated at each regularly scheduled meeting of the generally pre-approved services performed by the independent registered public accounting firm since the Audit Committee’s last regularly scheduled meeting. Requests or applications to provide services that require the specific pre-approval of the Audit Committee must be submitted to the Audit Committee by both the independent registered public accounting firm and our Chief Financial Officer, and both must advise the Audit Committee as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate either type of pre-approval authority to one or more of its members, and has currently delegated such authority to the Audit Committee’s Chair. All pre-approved decisions made by the delegated member or members must be reported to the full Audit Committee at its next scheduled meeting.

VOTING RECOMMENDATION Our Board recommends a vote for the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for Fiscal 2026.

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Proposal 2

The Audit Committee approves the professional services rendered for us by Ernst & Young, including associated fees and the general reimbursement by the Company for expenses incurred in connection with these services. Aggregate fees for professional services rendered for us by Ernst & Young for Fiscal 2025 and Fiscal 2024 were:

	Fiscal 2025	Fiscal 2024
Audit fees	$6,102,300	$5,826,000
Audit-related fees	378,000	329,800
Tax fees	2,070,800	1,399,200
All other fees	—	—
Total	$8,551,100	$7,555,000

•
Audit Fees. Audit fees are fees billed for professional services for the audit of our annual financial statements and internal control over financial reporting. Audit fees also include fees billed for professional services for the review of financial statements included in our Quarterly Reports on Form 10-Q and for services that are normally provided in connection with statutory and regulatory filings or engagements.

•
Audit-related Fees. Audit-related fees are fees billed for assurance and related services that are related to the performance of the audit or review of our financial statements. These services include contractually agreed-upon audits and accounting consultations.

•	Tax Fees. Tax fees are fees billed for tax advice and consulting and tax compliance services.
•	All Other Fees. All other fees are fees billed for any services that did not constitute audit fees, audit-related fees or tax fees. No such services were provided to us in Fiscal 2025 or Fiscal 2024.
Representatives from Ernst & Young will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by stockholders.
The affirmative vote of a majority of the total votes cast at the 2025 Annual Meeting and entitled to vote is needed to ratify Ernst & Young’s appointment. If the stockholders do not ratify the appointment of Ernst & Young, the selection of the independent auditor will be reconsidered by the Audit Committee of the Board.

114	Ralph Lauren 2025 Proxy Statement

RALPH LAUREN

DRIVER THREE

Win in Key Cities with our Consumer Ecosystem

Proposal 3:
Advisory Vote on Executive
Compensation
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, a resolution will be presented at the 2025 Annual Meeting to enable our stockholders to approve, on a discretionary and non-binding basis, the compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.
This proposal, commonly known as a Say on Pay proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, you may vote on the following resolution at the 2025 Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, our NEOs’ compensation and our compensation philosophy, policies and practices as described in the “Compensation Discussion and Analysis”.”
In considering their vote, stockholders are encouraged to read the “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure. Although this vote is advisory, and therefore nonbinding, the Board and the Talent Committee expect to take into account the outcome of the vote when considering future executive compensation decisions, to the extent that they can determine the cause or causes of any significant negative voting results.
As described in detail under “Compensation Discussion and Analysis,” our compensation programs are designed to motivate our executives to achieve excellent results for us. We believe that our compensation program, with our balance of base salary, performance-based cash bonuses, and performance conditions for equity awards, encourages and rewards sustained performance that is aligned with long-term stockholder interests.

VOTING RECOMMENDATION
Our Board recommends a vote for the proposal, on an advisory basis, approving the compensation of our NEOs and our compensation philosophy, policies, and practices as described herein.

116	Ralph Lauren 2025 Proxy Statement

Questions and Answers About the Annual Meeting and Voting
Why did I receive these proxy materials?
You received these proxy materials because you were a stockholder of the Company on June 3, 2025, the record date (the “Record Date”) for the Annual Meeting of the Company’s Stockholders to be held on July 31, 2025 (the “2025 Annual Meeting” or “Meeting”). At the 2025 Annual Meeting, stockholders will be asked to vote on several items of business. Since it is not practical or convenient for all stockholders to participate in our live Meeting webcast, our Board of Directors (the “Board”) is seeking your proxy to vote on these matters.
How do I participate in the Company’s 2025 Annual Meeting of Stockholders?
The 2025 Annual Meeting will be conducted exclusively virtually via live webcast at www.virtualshareholdermeeting.com/RL2025, (the “Annual Meeting Website”). We are committed to our Strategic Plan and our sustainability and citizenship goals and believe a virtual stockholders meeting best encompasses these objectives while also ensuring access for all stockholders. All stockholders, regardless of size, resources, or physical location, eligible to attend the 2025 Annual Meeting will be able to participate via webcast and will be able to communicate with us and ask questions before and during the Meeting.
How can I ask questions during the Meeting?
As part of the Annual Meeting, we will hold a live webcast Q&A session, during which we intend to answer all questions submitted before or during the Meeting in accordance with the Meeting’s Rules of Conduct (available on the Annual Meeting Website) which are pertinent to the Company and the Meeting matters, as time permits. Consistent with our prior in-person annual meetings, all questions submitted in accordance with the Rules of Conduct will be generally addressed in the order received and we limit each stockholder to one question in order to allow us to answer questions from as many stockholders as possible. Answers to any such questions that are not addressed during the Meeting will be published following the meeting on http://investor.ralphlauren.com. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. Questions regarding personal matters, including general economic, political, or product questions, that are not directly related to the business of the Company are not pertinent to Meeting matters and therefore will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we provide an opportunity for stockholders to contact us separately after the Meeting through our Investor Relations website http://investor.ralphlauren.com.
Questions may be submitted prior to the Meeting at www.proxyvote.com or you may submit questions in real time during the Meeting using our Annual Meeting Website. Please note that stockholders will need their unique control number that appears on their Notice of Internet Availability, the proxy card (printed in the box and marked by the arrow), and the instructions that accompanied the proxy materials in order to access these sites. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the stockholder communications mailbox to link through to the Meeting. Instructions should also be provided on the voting instruction card provided by your broker, brokerage firm, bank, or other nominee.
We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all of our Board members and executive officers are expected to join the Meeting and be available for questions, and we are committed to acknowledging each relevant question we receive pursuant to our Rules of Conduct (available on the Annual Meeting Website). If you are eligible to attend the 2025 Annual Meeting, but cannot submit your question using www.proxyvote.com or the Annual Meeting Website, please contact our Investor Relations Department at (212) 813-7868 for accommodations.

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Questions and Answers About the Annual Meeting and Voting

What can I do if I need technical assistance during the Meeting?
If you encounter any difficulties accessing the virtual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting Website login page.
If I can’t participate in the live Meeting webcast, can I vote or listen to it later?
You may vote your shares electronically before the meeting by visiting www.proxyvote.com and following the instructions on your proxy card. You do not need to access the Meeting webcast to vote if you submitted your vote via proxy in advance of the Meeting. An audio replay of the Meeting, including the questions answered during the meeting, will be available on http://investor.ralphlauren.com until the 2025 Annual Meeting of Stockholders. Additional information about how to vote your shares and participate in our Meeting webcast can be found in the General Information section of this Proxy Statement.
What is the “Notice and Access” model and why did the Company elect to use it?
We are making the proxy materials available to stockholders on the Internet under the Securities and Exchange Commission’s (“SEC”) Notice and Access model. On or about June 20, 2025, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) in lieu of mailing a full printed set of the proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on our website, http://investor.ralphlauren.com, on or about June 20, 2025. The Notice of Internet Availability includes instructions for accessing the proxy materials and voting by telephone or on the Internet. You will also find instructions for requesting a full printed set of the proxy materials in the Notice of Internet Availability.
We believe the electronic method of delivery under the Notice of Internet Availability model will decrease postage and printing expenses, expedite delivery of proxy materials to you and reduce our environmental impact, and we encourage you to take advantage of the availability of the proxy materials on the Internet. If you received the Notice of Internet Availability but would like to receive a full printed set of the proxy materials in the mail, you may follow the instructions in the Notice of Internet Availability for requesting such materials.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability will provide you with instructions for viewing our proxy materials for the 2025 Annual Meeting on the Internet using www.proxyvote.com and requesting that we send proxy materials to you by email. The proxy materials are also available on our website at http://investor.ralphlauren.com or on our Annual Meeting Website.
Who is entitled to vote?
Only holders of record of shares of our Class A Common Stock and Class B Common Stock (together, the “Common Stock”) at the close of business on the Record Date are entitled to notice of, and to vote at, the 2025 Annual Meeting and adjournments or postponements thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available for inspection by appointment at the Company’s headquarters 10 days prior to the 2025 Annual Meeting. The presence, in person or by proxy, of the holders of one-third of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business at the 2025 Annual Meeting.
On the Record Date, there were 38,691,715 outstanding shares of Class A Common Stock and 21,881,276 outstanding shares of Class B Common Stock. Except for the election of directors, the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented for the consideration of our stockholders, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to ten votes. The Class A Common Stock is publicly traded on the New York Stock Exchange (“NYSE”) under the symbol “RL.” The Class B Common Stock is owned by Ralph Lauren and entities owned by, or established for the benefit of, Mr. R. Lauren, or members of his family.

118	Ralph Lauren 2025 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

What is the difference between a “stockholder of record” and a stockholder who holds stock in “street name?”
If you hold shares of the Company directly in your name with our transfer agent, Computershare, you are a “stockholder of record” or “registered stockholder.” The Notice of Internet Availability has been sent directly to you by the Company or by our representative.
If you own your shares indirectly through a broker, brokerage firm, bank, or other financial institution, your shares are said to be held in “street name.” Technically, your bank or broker will vote those shares. In this case, the Notice of Internet Availability has been forwarded to you by your broker, brokerage firm, bank, other financial institution, or other designated representative. Through this process, your bank or broker collects voting instructions from all of its customers who hold shares of the Company and then submits those votes to us.
What are broker discretionary voting and broker non-votes?
For shares held in “street name,” when a broker or bank does not receive voting instructions from its customers, the question arises whether the broker or bank nonetheless has the discretion to vote those shares.
For routine matters, the NYSE gives brokers and banks the discretion to vote, even if they have not received voting instructions from their customers or the “beneficial owners” of such shares. In this Proxy Statement, only the ratification of our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”) (Proposal 2), is a matter considered routine by the NYSE.
For non-routine matters, the NYSE prohibits brokers and banks from casting votes on behalf of the beneficial owners if they have not received voting instructions. When the bank or broker is unable to vote under these rules, it reports the number of unvoted shares to us as “broker non-votes.” In this Proxy Statement, the election of directors (Proposal 1) and the advisory vote on executive compensation (Proposal 3) are matters considered non-routine by the NYSE. As a result, on each of these items, if you hold your shares in street name, your shares will be voted only if you give instructions to your bank or broker.
What are my voting options and what vote is needed to pass the proposals included in this Proxy Statement?
You have the right to vote “FOR” or “WITHHOLD” your vote for the nominees in connection with Proposal 1. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. You have the right to vote “FOR” or “AGAINST,” or to “ABSTAIN” from voting in connection with Proposals 2 and 3. The following table summarizes each proposal, the Board’s recommendation, the affirmative vote required for approval and whether broker discretionary voting is allowed.

Proposal Number	Proposal	Board Recommendation	Affirmative Vote Required for Approval	Broker Discretionary Voting Allowed
1	Election of Directors:	FOR ALL	Plurality vote	No

•
Three directors (the “Class A Directors”) will be elected by a plurality vote of the shares of Class A Common Stock present in person or by proxy at the 2025 Annual Meeting and eligible to vote
•
Eight directors (the “Class B Directors”) will be elected by a plurality vote of the shares of Class B Common Stock present in person or by proxy at the 2025 Annual Meeting and eligible to vote.

2	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for Fiscal 2026.	FOR	Majority of votes cast	Yes
3	Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, policies and practices.	FOR	Majority of votes cast	No

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Questions and Answers About the Annual Meeting and Voting

How will broker non-votes and abstentions be counted?
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes cast in connection with each proposal. Therefore, broker non-votes and abstentions will not be counted as a vote “FOR” the election of directors in Proposal 1 and will have no effect on determining whether the affirmative vote constitutes a majority of the votes cast with respect to Proposal 3 and, in the case of abstentions, Proposal 2. Because brokers are entitled to vote on Proposal 2, we do not anticipate any broker non-votes with respect to this proposal.

120	Ralph Lauren 2025 Proxy Statement

Additional Matters
PROXY PROCEDURE AND EXPENSES OF SOLICITATION
We will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.
All expenses incurred in connection with the solicitation of proxies will be borne by us. We will reimburse brokers, fiduciaries, custodians and other nominees for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.
Solicitation may be undertaken by mail, telephone, personal contact or other similar means by our directors, officers, and employees without additional compensation. In addition, we have engaged the firm of Okapi Partners to assist in the solicitation of proxies for the Meeting and will pay Okapi Partners a fee of approximately $20,000 plus reimbursement of out-of-pocket expenses. The address of Okapi Partners is 1212 Avenue of the Americas, 24th Floor, New York, New York 10036. If you need assistance in completing your proxy card or voting by telephone or on the Internet, or have questions regarding the 2025 Annual Meeting of Stockholders, please contact Okapi Partners at (877) 274-8654 or by email at info@okapipartners.com.
STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders and have it included in our proxy statement for that meeting must submit the proposal in writing to Ralph Lauren Corporation, Attention: Corporate Secretary/Legal Department, 100 Metro Boulevard, Nutley, NJ 07110. We must receive such proposals no later than February 20, 2026. It is suggested that proposals be submitted by certified mail, return receipt requested.
Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders without inclusion of the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws. The By-laws require, among other things, that a stockholder’s notice of such proposal or nomination be delivered personally or mailed to, and received at the office of the Company, addressed to the Corporate Secretary, by no earlier than 120 days and no later than 90 days before the first anniversary of the date of the prior year’s annual meeting of stockholders; provided, however, if (i) the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual meeting of stockholders or (ii) no annual meeting was held during the prior year, the notice must be received (x) no earlier than 120 days before such annual meeting and (y) no later than the later of 90 days before such annual meeting and the tenth day after the notice of such annual meeting was made.
A stockholder’s notice to us must include the information required under our By-laws, including a full description of such proposal (including all information that would be required in connection with such proposal under the SEC’s proxy rules if such proposal were the subject of a proxy solicitation and the written consent of each nominee for election to the Board named therein (if any) to serve if elected) and the name, address and number of shares of Common Stock held of record or beneficially as of the record date for such meeting by the person proposing to bring such proposal before the meeting.

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Additional Matters

In addition to satisfying the requirements under our By-laws, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 1, 2026 and must comply with the additional requirements of Rule 14a-19.
Nothing in this section shall be interpreted or construed to require the inclusion of information about any stockholder proposal in our Proxy Statement.
DELIVERY OF STOCKHOLDERS’ MATERIALS AND HOUSEHOLDING
You can help us to save further printing and mailing expenses by consenting to receive notices and other materials electronically. If you are a stockholder of record, you may sign up for this service by checking the appropriate box on the accompanying proxy card. If you hold your shares through a bank, broker, brokerage firm, or other holder of record, contact the record holder for information regarding electronic delivery of materials. Your consent to electronic delivery will remain in effect until you revoke it. If you choose electronic delivery, you may incur costs, such as telephone and Internet access charges, for which you will be solely responsible.
The SEC allows us to deliver a single copy of proxy materials to an address shared by two or more stockholders, unless the stockholders instruct us to the contrary. This delivery method, referred to as “householding,” can result in significant cost savings for us. We will promptly provide you another copy of these materials, without charge, upon written request to our Investor Relations Department, 650 Madison Avenue, New York, New York 10022. Our Investor Relations Department can be reached at (212) 813-7868.
Stockholders of record sharing an address who receive multiple copies of proxy materials and wish to receive a single copy of such materials in the future should submit their request to us in the same manner. If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the Proxy Statement related materials in the future, you need to contact your bank, broker, brokerage firm or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address.
INSIDER TRADING POLICY
We have adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees and other covered persons and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.
OTHER BUSINESS
As of the date of this Proxy Statement, the Board knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting. If any stockholder proposal or other matter were to properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve or voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, all proxies received will be voted in accordance with the discretion of the proxy holders, unless a stockholder specifies otherwise in his or her proxy.
The form of proxy and the Proxy Statement have been approved by the Board and are being delivered to stockholders by its authority.
Ralph Lauren
Executive Chairman and Chief Creative Officer
New York, New York
June 20, 2025

122	Ralph Lauren 2025 Proxy Statement

Appendix A
RALPH LAUREN CORPORATION DEFINITION OF “INDEPENDENT” DIRECTORS
The Board has established these guidelines to assist it in determining whether or not directors have a material relationship with us for purposes of determining independence under the NYSE Corporate Governance Rules. In each case, the Board will broadly consider all relevant facts and circumstances and shall apply the following standards (in accordance with the guidance, and subject to the exceptions provided by, the NYSE in its Commentary to its Corporate Governance Rules where applicable).
1.	Employment and Commercial Relationships Affecting Independence.
A director will not be independent if: (i) the director is, or has been within the last three years, an employee of the Company or any member of the Lauren Group; (ii) an immediate family member of the director is, or has been within the last three years, an executive officer of the Company; (iii) (A) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed Company’s audit within that time; (iv) the director has received, or has an immediate family member who has received, during any 12 month period within the last three years, more than $120,000 in direct compensation from the Company or any member of the Lauren Group, other than (x) director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and (y) compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer); (v) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or (vi) the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
In addition, a director will not be independent if his or her spouse, parent, sibling, or child is employed by us.
2.	Relationships Not Deemed to Impair Independence.
Subject to Section (1) above, the following relationships are not deemed to be material relationships that would impair a director’s independence.
Non-management Directors. The director is a non-management director of another company that does business with us.
Commercial Relationships. The director is an employee or executive officer, or an immediate family member of the director is an executive officer, of another company that does business with us; provided in either case that:
(i) such business was entered into in the ordinary course of our business and on substantially the same terms as those prevailing at the time for comparable business with unaffiliated third parties; and

Ralph Lauren 2025 Proxy Statement	123

Appendix A

(ii) termination of the relationship in the normal course of business would not reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the other company.
Tax-Exempt Organization Relationships. The director (or an immediate family member of the director) serves as a director, officer, or trustee of a tax-exempt organization, and the Company’s discretionary charitable contributions to the organization do not exceed the greater of $1 million or 2% of the organization’s aggregate annual charitable receipts during the organization’s preceding fiscal year. (Any automatic matching by the Company of employee charitable contributions are not included in the Company’s contributions for this purpose.)
3.	Disclosure.
For relationships that are either not covered by, or do not satisfy, these guidelines, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors satisfying all the independence guidelines set forth above. We will explain in our next proxy statement thereafter the basis for any Board determination that any such relationship was immaterial.
4.	Definitions.
For purposes of these guidelines, the (i) term “immediate family member” shall have the meaning ascribed to it by the NYSE Corporate Governance Rules (including the Commentary thereto), (ii) the term “the Company” includes any entity in our consolidated group, (iii) the “Lauren Group” consists of Ralph Lauren, any member of his immediate family or any entity controlled by Ralph Lauren or members of his immediate family, and (iv) the term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.

124	Ralph Lauren 2025 Proxy Statement

Appendix B
RECONCILIATION OF CERTAIN NON-U.S. GAAP FINANCIAL MEASURES
The following tables reconcile certain financial measures disclosed within this Proxy Statement for the fiscal periods presented.

	Fiscal Year Ended
	March 29, 2025
	Operating Income	Operating Margin	Net Income	Inventories	P&E(1)	ROIC %(2)
	(millions)		(millions)
As reported	$932.1	13.2%	$742.9	$949.6	$846.4
Adjustments:(3)
Next Generation Transformation project charges	25.2		25.2	—	—
Restructuring plan charges, net	20.4		20.4	—	—
Cease-use rent and occupancy expenses	11.4		11.4	—	2.9
Charitable donation related to Club Monaco sale	2.8		2.8	—	—
Club Monaco sale consideration from Regent, L.P.	(2.8)		(2.8)	—	—
Non-restructuring plan impairment of assets	0.8		0.8	—	0.8
Tax effects of operating income adjustments(4)	—		(11.8)	—	—
As adjusted in reported currency	$989.9	14.0%	$788.9	$949.6	$850.1	43.8%
Foreign currency impact	32.0
As adjusted in constant currency	$1,021.9	14.3%
Additional adjustments approved by Talent Committee:
Strategic goal modifier(5)	11.2
As adjusted in constant currency before strategic goal modifier	$1,033.1	14.5%

Ralph Lauren 2025 Proxy Statement	125

Appendix B

	Fiscal Year Ended
	March 30, 2024
	Operating Income	Operating Margin	Net Income	Inventories	P&E(1)	ROIC %(2)
	(millions)			(millions)
As reported	$756.4	11.4%	$646.3	$902.2	$850.4
Adjustments:(3)
Restructuring plan charges, net	55.8		55.8	—	—
Cease-use rent and occupancy expenses	14.0		14.0	—	3.1
Charitable donation related to Club Monaco sale	7.0		7.0	—	—
Next Generation Transformation project charges	5.1		5.1	—	—
Club Monaco sale consideration from Regent, L.P.	(7.0)		(7.0)	—	—
U.S. customs inventory-related adjustments	(2.8)		(2.8)	(2.8)	—
COVID-19 inventory-related adjustments	(1.7)		(1.7)	(1.7)	—
Russia-related bad debt reserve adjustments	(0.5)		(0.5)	—	—
Swiss tax reform benefit	—		(13.1)	—	—
Tax effects of operating income adjustments(4)	—		(17.3)	—	—
As adjusted in reported currency	$826.3	12.5%	$685.8	$897.7	$853.5	39.2%
Foreign currency impact	(6.5)
As adjusted in constant currency	$819.8	12.4%

126	Ralph Lauren 2025 Proxy Statement

Appendix B

	Fiscal Year Ended
	April 1, 2023
	Operating Income	Operating Margin	Net Income	Inventories	P&E(1)	ROIC %(2)
	(millions)			(millions)
As reported	$704.2	10.9%	$522.7	$1,071.3	$955.5
Adjustments:(3)
Cease-use rent and occupancy expenses	23.8		23.8	—	2.7
Restructuring plan charges, net	19.7		19.7	0.3	0.2
Russia-related inventory charges	10.0		10.0	10.0	—
Non-restructuring plan impairment of assets	9.5		9.5	—	—
U.S. customs inventory-related adjustments	5.1		5.1	5.1	—
Charitable donation related to Club Monaco sale	3.5		3.5	—	—
Club Monaco sale consideration from Regent, L.P.	(3.5)		(3.5)	—	—
Russia-related bad debt reserve adjustments	(2.1)		(2.1)	—	—
Tax effects of operating income adjustments(4)	—		(13.1)	—	—
As adjusted in reported currency	$770.2	12.0%	$575.6	$1,086.7	$958.4	28.2%
Foreign currency impact	164.5
As adjusted in constant currency	$934.7	13.7%

	Fiscal Year Ended
	April 2, 2022
	Operating Income	Operating Margin
	(millions)
As reported	$798.4	12.8%
Adjustments:(3)
Restructuring plan charges, net	25.3
Cease-use rent and occupancy expenses	11.8
Swiss tax reform non-income-related capital tax charges	6.4
Charitable donation related to Club Monaco sale	4.0
Russia-related bad debt reserve charges	3.6
COVID-19- related bad debt reserve charges	(1.2)
COVID-19-related inventory adjustments	(13.3)
Club Monaco sale consideration from Regent, L.P.	(4.0)
As adjusted in reported currency	$831.0	13.4%
Foreign currency impact	13.2
As adjusted in constant currency	$844.2	13.5%

Ralph Lauren 2025 Proxy Statement	127

Appendix B

	Fiscal Year Ended
	March 27, 2021
	Operating Income	Operating Margin
	(millions)
As reported	$(43.6)	(1.0%)
Adjustments:(3)
Restructuring plan charges, net	236.8
COVID-19-related inventory charges	21.0
Non-restructuring plan impairment of assets	26.6
Cease-use rent and occupancy expenses	11.4
COVID-19- related bad debt reserve adjustments	(41.4)
As adjusted in reported currency	$210.8	4.8%
Foreign currency impact	(19.5)
As adjusted in constant currency	$191.3	4.4%

	Fiscal Year Ended
	March 29, 2025
	Reported $ Basis	Foreign Currency Impact	Constant $ Basis
Net Revenues by Segment	(millions)
North America	$3.050.1	$4.3	$3,054.4
Europe	2.174.9	13.2	2,188.1
Asia	1,709.4	48.5	1,757.9
Other non-reportable segments	144.6	0.1	144.7
Total revenue	$7,079.0	$66.1	$7,145.1

128	Ralph Lauren 2025 Proxy Statement

Appendix B

	Fiscal Year Ended
	March 29, 2025
	SG&A	SG&A%
	(millions)
As reported	$(3,920.8)	55.4%
Adjustments:(3)
Next Generation Transformation project charges	25.2
Restructuring plan charges, net	20.4
Cease-use rent and occupancy expenses	11.4
Charitable donation related to Club Monaco sale	2.8
Club Monaco sale consideration from Regent, L.P.	(2.8)
Non-restructuring plan impairment of assets	0.8
As adjusted in reported currency(6)	(3,863.0)	54.6%
Foreign currency impact	(30.8)
As adjusted in reported currency(6)	$(3,893.8)	54.5%
Additional adjustments approved by Talent Committee:
Marketing & advertising expense (7)	518.8
Strategic goal modifier(5)	10.8
As adjusted in constant currency excluding marketing & advertising expense and before strategic goal modifier	$(3,364.2)	47.1%

(1)	P&E = Property & equipment, net
(2)	ROIC% is calculated as Net income divided by (Inventories + Property & equipment, net); Fiscal 2023 - 2025 cumulative adjusted ROIC was 111.2%
(3)	Refer to the Company’s Fiscal 2025, Fiscal 2024, Fiscal 2023, Fiscal 2022, and Fiscal 2021 Form 10-Ks for additional discussion regarding these adjustments.
(4)	Represents tax-related effects of the previously described adjustments to operating income, which were calculated using the respective statutory tax rates for each applicable jurisdiction.
(5)	Represents impact associated with the Company’s strategic goal modifier exceeding target level related to its Fiscal 2025 short-term incentive plan.
(6)	Fiscal 2025 adjusted balances as previously disclosed in the Company’s earnings press releases furnished as Exhibit 99.1 to the Form 8-K furnished on May 22, 2025.
(7)
In accordance with the EIP targets established by the Talent Committee at the beginning of the fiscal year, marketing & advertising expense has been excluded for purposes of determining the achievement level reached related to its Fiscal 2025 short-term incentive plan.

Because Ralph Lauren Corporation is a global company, the comparability of its operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. Dollar. Such fluctuations can have a significant effect on the Company’s reported results. As such, in addition to financial measures prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), the Company’s discussions often contain references to constant currency measures, which are calculated by translating current-year and prior-year reported amounts into comparable amounts using a single foreign exchange rate for each currency. The Company presents constant currency financial information, which is a non-U.S. GAAP financial measure, as a supplement to its reported operating results. The Company uses constant currency information to provide a framework for assessing how its businesses performed excluding the effects of foreign currency exchange rate fluctuations. Management believes this information is useful to investors for facilitating comparisons of operating results and better identifying trends in the Company’s businesses. The constant currency performance measures should be viewed in addition to, and not in lieu of or superior to, the Company’s operating performance measures calculated in accordance with U.S. GAAP.
This Proxy Statement also includes certain other non-U.S. GAAP financial measures relating to the impact of charges and other items as described herein. The Company uses non-U.S. GAAP financial measures, among other things, to evaluate its operating performance and to better represent the manner in which it conducts and views its business. In addition, the Talent Committee uses non-U.S. GAAP measures to set

Ralph Lauren 2025 Proxy Statement	129

Appendix B

and certify the achievement of certain performance-based compensation goals. The Company believes that excluding items that are not comparable from period to period helps investors and others compare operating performance between two periods. While the Company considers non-U.S. GAAP measures useful in analyzing its results, they are not intended to replace, nor act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP, and may be different from non-U.S. GAAP measures reported by other companies.
Adjustments made during the fiscal periods presented include charges recorded in connection with the Company's restructuring activities, as well as certain other charges (benefits) associated with other non-recurring events, as described in the reconciliations of the non-U.S. GAAP financial measures above. Net income has been adjusted for the tax-related effects of these charges, which were calculated using the respective statutory tax rates for each applicable jurisdiction. Net income has also been adjusted for certain other one-time income tax events and other adjustments, as described in the reconciliations of the non-U.S. GAAP financial measures above. Included in this Proxy Statement are reconciliations between the non-U.S. GAAP financial measures and the most directly comparable U.S. GAAP measures before and after these adjustments.
Refer to the Company’s Fiscal 2025, Fiscal 2024, Fiscal 2023, Fiscal 2022, and Fiscal 2021 Form 10-Ks for additional discussion regarding these adjustments. Included in this Appendix B is a reconciliation between the non-U.S. GAAP financial measures and the most directly comparable U.S. GAAP measures before and after these adjustments.

130	Ralph Lauren 2025 Proxy Statement

RALPH LAUREN CORPORATION
650 MADISON AVENUE
NEW YORK, NY 10022

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76079-P30219 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RALPH LAUREN CORPORATION

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of three (3) Class A Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees as Class A Directors:

01) Angela Ahrendts
02) Linda Findley
03) Darren Walker

The Board of Directors recommends you vote FOR the following proposals:

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please write in the full corporate name and sign by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V76080-P30219

RALPH LAUREN CORPORATION
CLASS A COMMON STOCK
PROXY
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Justin Picicci and Avery S. Fischer, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class A Common Stock of Ralph Lauren Corporation (the "Company") that the undersigned would be entitled to vote at the 2025 Annual Meeting of Stockholders to be held via live webcast at *www.virtualshareholdermeeting.com/RL2025* on July 31, 2025 at 9:00 a.m. (local time), and at any adjournment or postponement thereof, upon the matters described in the accompanying Proxy Statement and, in such proxies' discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO ELECT THE NOMINEES FOR ELECTION AS DIRECTORS; "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; AND "FOR" THE PROPOSAL, ON AN ADVISORY BASIS, APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND OUR COMPENSATION PHILOSOPHY, POLICIES AND PRACTICES AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

(Continued and to be marked, dated and signed, on the other side)

RALPH LAUREN CORPORATION
650 MADISON AVENUE
NEW YORK, NY 10022

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RL2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76081-P30219 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RALPH LAUREN CORPORATION

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of eight (8) Class B Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees as Class B Directors:

01) Frank A. Bennack, Jr.
02) Debra Cupp
03) Michael A. George
04) Valerie Jarrett
05) David Lauren
06) Ralph Lauren
07) Patrice Louvet
08) Wei Zhang

The Board of Directors recommends you vote FOR the following proposals:

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please write in the full corporate name and sign by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V76082-P30219

RALPH LAUREN CORPORATION
CLASS B COMMON STOCK
PROXY
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Justin Picicci and Avery S. Fischer, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class B Common Stock of Ralph Lauren Corporation (the "Company") that the undersigned would be entitled to vote at the 2025 Annual Meeting of Stockholders to be held via live webcast at *www.virtualshareholdermeeting.com/RL2025* on July 31, 2025 at 9:00 a.m. (local time), and at any adjournment or postponement thereof, upon the matters described in the accompanying Proxy Statement and, in such proxies' discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL TO ELECT THE NOMINEES FOR ELECTION AS DIRECTORS; "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; AND "FOR" THE PROPOSAL, ON AN ADVISORY BASIS, APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND OUR COMPENSATION PHILOSOPHY, POLICIES AND PRACTICES AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.

(Continued and to be marked, dated and signed, on the other side)